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                                                          Annual Report
                                                      December 31, 2000

                             [Photo appears here]

                                                               Diversify to ease
                                                               market swings

                                                                    Planning
Point and click                                                    throughout
to your strategy                                                      life

                                 Horace Mann

   Horace Mann Mutual Funds and Horace Mann Life Insurance Company Separate
                             Account Annual Report

                                                                   Game plan for
                                                                    investing is
                                                                    long term
                             [Photo appears here]
Contents

                   The amazement and wonder of Savannah Roberson in the secure and comforting arms of her father, Mike, enhances the Horace Mann value proposition of providing lifelong, financial well-being through personalized service, advice and a full range of tailored insurance and financial products.

                   Features
                   Retirement planning opportunities abound
                   throughout the cycle of life............................   3

                   Diversified portfolio equalizes
                   market's ups and downs..................................   5

                   Point and click
                   to a retirement planning strategy.......................   8

                   Measure the performance of your funds...................  14


                   Departments

                   Investment adviser letter...............................  16

                   Financial statements....................................  21

                   ON THE COVER:
                   Horace Mann client Ida Gilbert, principal of Cobb Elementary School in Channelview, Texas, leads a group of students on a tour of the Johnson Space Center in Houston.

                   ON THE BACK:
                   Educators in the picturesque Blue Ridge Mountain region turn to Horace Mann agent Jane Jessee for help with their retirement plans.

EDITOR'S NOTE: Nothing in
these articles should be construed
as a promise or guarantee of
future performance. Investment
decisions are very personal and
should take into account many
individual factors. More
complete information on the
funds can be found in the
current prospectuses.

This report must be preceded
or accompanied by a current
prospectus.

HORACE MANN MUTUAL FUNDS
--------------------------------------------------------------------------------

                                                      P.O. Box 4657
                                                      Springfield, IL 62708-4657
                                                      (217) 789-2500

Fellow Shareholders:

Thank you for your continued confidence in The Horace Mann Mutual Funds. We at Horace Mann are committed to helping you achieve your long-term retirement investment goals. Even in a turbulent year for stock market investments, our funds weathered the storm and stayed true to their investment strategies. With changes made this past year, we believe our funds continue to be well-positioned to provide you with investments to meet your long-term retirement needs. As you advance toward your retirement, we want your investment with Horace Mann to help provide you and your family with a sense of financial well-being.

Market Review

The year 2000 arrived with great expectations, inheriting a bull market of a longevity rarely seen before. Technological innovation spurred the economy to new levels, leading stock prices to new levels as well. But in keeping with the old adage, "What goes up must come down," investors saw the bottom fall out of many technology-oriented stocks. Both the Wilshire 5000 broad market index and S&P 500 Index were down for the year.

The value style of investing employed in our Equity, Balanced and Socially Responsible funds performed relatively better than the growth style that has been so successful in recent years. But absolute returns for the value style in 2000 were less than we experienced with growth stocks prior to that. In an extremely difficult year for small cap growth stocks, the Horace Mann Small Cap Growth Fund had relatively better returns than comparable funds, although still down for the year. The Horace Mann International Fund slightly underperformed its benchmark in an equally difficult year for international stocks. Both the Income and Short-Term funds produced positive returns as bond investors enjoyed gains countering the general decline in stock prices.

Results of Shareholder Actions

Actions you approved at the last shareholder meeting have provided additional value to our funds during the year. First, you approved Wilshire as our investment adviser and gave them latitude to retain or change subadvisers. In March 2000, Wilshire moved quickly to change a subadviser of the Equity Fund. Since that change, the relative performance of the fund to its benchmark has been good, and the fund has enjoyed positive returns when the general market was negative. Secondly, the Balanced Fund now invests in shares of the Equity and Income funds rather than buying securities directly. This "fund of funds" approach allows the portfolio managers to focus their efforts toward adding value for fund shareholders.

Perspective

For over 55 years, we at The Horace Mann Companies have committed ourselves to providing for the needs of educators. We maintain our commitment to you by providing financial solutions that make sense for your needs. We look forward to working by your side to assist you in reaching your long-term investment objectives. On behalf of the entire Horace Mann organization, we thank you for your continued confidence in us as we move into 2001.

Sincerely,

     /s/ George Zock                     /s/ Tom Arisman
         George Zock                         Tom Arisman
         Chairman                            President
         Horace Mann Mutual Funds            Horace Mann Mutual Funds

Retirement planning opportunities abound throughout the cycle of life

[PHOTO APPEARS HERE]

Horace Mann agent Rich Israel, left, explains to Mike Piccininni investing is a long-term commitment.

From beginning a career to retirement, a disciplined annuity investment program can help secure an enriching life.

[PHOTO APPEARS HERE]

Las Vegas agent Rich Israel helps his clients look to the future.

Mike Piccininni, a soon-to-be-married 24-year old teacher in Las Vegas, is making a commitment to his future, much like Horace Mann is to its clients.

Each has specific intentions. Horace Mann's value proposition is to provide lifelong, financial well-being for educators and their families through personalized service, advice and a full range of tailored insurance and financial products. The company's goal is to serve as many educators like Mike Piccininni as possible.

Mike intends to retire at 52 with $1 million. His goal is to use a host of diversified, yet well defined, variable annuity investment options available from Horace Mann to accomplish his mission. "I think it's a marriage that can last forever," said Mike's agent, Rich Israel. "We have the investment options to accomplish his desires."

"Rich is there to make sure I remain focused on the big picture."

The advantage of time

At 24, Mike has the benefit of time to help reach $1 million. "When the new options became available, Rich and I reevaluated my portfolio and he helped paint the big picture for me," says Mike. "My goals are long term, and I can be exceedingly aggressive. I'm not out to make a fast buck. I'm in it for the long haul. I want to put the money to work for me through the magic of compound interest.

"Rich is there to make sure I remain focused on the big picture. And that is what I expect of him as my agent. I want him to keep me informed, and I want him to help me manage it prudently. If we do, the occasional bumps are just part of the ride, and it shouldn't detour my destination."

A Long Island native, Mike graduated from State University New York-Cortland. He packed his bachelor's degree and headed west. "I didn't want to remain on the East coast," says Mike. "A friend and I decided to head to Las Vegas, and I got here and decided to grow roots."

"I trust his judgement; I trust him. That's the relationship we have. That's something you can't put a price tag on."

Mike teaches fifth grade at Estes McDaniel Elementary School. "That's how I met Rich," says Mike, whose father has been a teacher for 25 years. "He was in our school, and I needed auto insurance fast since mine was due in about a week. Rather than renew it in New York, it was logical to purchase it in Nevada."

[PHOTO APPEARS HERE]

Helping to educate children every day enables Las Vegas elementary teacher Mike Piccininni to wear the smile of success in his classroom.

From auto to annuity

That transaction forged a relationship that widened to include saving for retirement through variable annuity options. This past year, Horace Mann provided Mike many more variable annuity investment options to help him reach what he wants for a comfortable retirement.

"The new investment options gave Mike a better opportunity to diversify," says Rich. "At his age, a diversified and more aggressive investment style is suited to his particular goals. Our new options, many with brand-name recognition, have given him confidence in his investments and in Horace Mann. Assuming Mike 'stays the course,' and knowing how disciplined he is, the strategy should serve and guide him into a financially comfortable retirement."

Says Mike: "I'm pleased with the choices. I think Rich has charted an intelligent course for me. I trust his judgement; I trust him. That's the relationship we have. That's something you can't put a price tag on. There is a peace of mind knowing you have people you trust who are fighting in the trenches for you."

[PHOTO APPEARS HERE]

The bright lights of Las Vegas provide the backdrop for Mike Piccininni to show his students how to open their window to the world.

[PHOTO APPEARS HERE]

Diversified portfolio equalizes market's ups and downs

If there is one common denominator that weaves the stories of Mike Piccininni, Mike Roberson, Ida Gilbert and Bob Fairbrother together, it's that their investment strategies are diverse.

Piccininni and Roberson are beginning their teaching careers, and Gilbert and Fairbrother have their eyes more focused on retirement. Each has employed - and continues to employ - a long-range view to retirement planning, and each has embraced different and diverse strategies in assembling their portfolios en route to what they hope is a comfortable retirement.

"Successful investors are determined and persevering," says Horace Mann agent Jane Jessee. "They don't try to time the market. They just look at their own situations, and if their circumstances have changed, then their investment needs have probably changed somewhat, too. Their long-term strategies are probably still applicable, but these plans may just need to be tweaked to reflect changing circumstances."

The addition of the new annuity investment options - along with new asset allocation software (see page 8) - reflects Horace Mann's commitment to its value proposition of providing lifelong financial well-being for educators and their families through personalized service, advice and a full range of tailored insurance and financial products.

"I'm pleased Horace Mann is able to recognize and respond to the changing needs of our customers," says Houston agent Dwaine Thompson. "The clients trust the agent and company are looking out for their needs, and the addition of the annuity investment options reflects that trust is deserved. Now we're able to diversify their portfolios further through a variety of investment options that offer clear strategies and provide more opportunities to help them reach their goals."

A broadly diversified portfolio constantly nourished by a disciplined savings philosophy used by investors like Bob Fairbrother can help smooth the peaks and valleys of the stock market. "Diversification can mean less risk," said Maine agent Bill Delisle. "And it provides for a strong foundation. If Bob didn't build his financial structure with consistent contributions, it wouldn't have been built. Nobody else was going to do it for him. He had the discipline to make it happen."

Game plan for investing is long term

Mike Roberson, six-year football and volleyball coach at Castlewood High School in Russell County, Va., knows games are won and lost "in the trenches." The 10th- and 11th-grade teacher also knows victory isn't achieved early in a game, but defeat can be.

Mike applies that football philosophy to his investment strategy. At 34, he realizes he likely has many investing years ahead, and he can withstand the occasional glitch in the market to execute a long-range game plan for a comfortable retirement. He follows a disciplined, diversified plan with his Horace Mann variable annuity that borders on being moderately aggressive. He spent time with his agent, Jane Jessee, and together they crafted a plan to put him on target to care for his wife, Pam, and two-year-old daughter, Savannah.

"I'm a teacher and a football coach," says Mike, "not a financier. I need Jane and her expertise to help develop a plan. The program Jane is using to create my plan is quite helpful. And with her explaining it as we go along, it's very understandable. I liked the hands-on approach. Jane is knowledgeable and trustworthy, and she put my interests first. I wish I had met her 12 years ago. I may have been sleeping better since I became a teacher!"

[PHOTO APPEARS HERE]

Whether's he's instructing his daughter Savannah or the Castlewood (Va.) High School's volleyball team, Mike Roberson knows the value of a good game plan.

[PHOTO APPEARS HERE]

At 34, he realizes he likely has many investing years ahead, and he can withstand the occasional glitch in the market to execute a long-range game plan for a comfortable retirement.

Being a Horace Mann agent like Virginia's Jane Jessee, right, means accepting the responsibility of coaching clients like Mike Roberson about the importance of retirement planning.

[PHOTO APPEARS HERE]

[PHOTO APPEARS HERE]

New asset allocation software illustrative

Jane used the new colorful asset allocation software to create the Roberson's plan. "The software program enabled me to help determine Mike's risk tolerance," says Jane, who, like Mike, was born in Lee County, Va., and graduated from East Tennessee State University with a master's degree in education. "It's interactive and easy-to-use. It asks the right questions. We enter Mike's response, and it provides us options to consider. It's up to Mike to determine the selection, but I'm there to help navigate and provide input."

It only took a short time for Jane to go through the asset allocation process, and Mike concluded he would distribute his financial resources to an assortment of large-, medium- and small-cap investment options. "After going through the asset allocation process, I'm pleased with my selections," says Mike. "I'm excited many have name recognition. I think the diversified strategy we adopted will suit me well for many, many years.

"It was very interesting and actually enjoyable to sit through the process. I think that is such a wonderful and helpful program. I've never experienced that before. I can equate it to teaching and learning. If you tell somebody something, their comprehension level is around 20 percent. If you show them something, the comprehension rises to 50 to 60 percent. However, if you can involve them, it soars to about 80 percent. This software program is outstanding."

"It's interactive and easy-to-use. It asks the right questions."

Agent Jane Jessee polishes the retirement plan that reflects the needs of Mike Roberson and his family.

[PHOTO APPEARS HERE]

Maine agent Bill Delisle navigates the asset allocation process with Bob Fairbrother.

[PHOTO APPEARS HERE]

Point and click to a retirement planning strategy

Mike Roberson sat down one winter afternoon with Jane Jessee, and after several minutes of "pointing and clicking," they had determined how the Virginia school teacher should allocate his assets within his retirement annuity.

"This is a wonderful process," says Mike of Horace Mann's asset allocation software. "It was enlightening in a simple manner. It was easy to understand and quite helpful."

It only took a few minutes for Jane to go through the initial questions to determine Mike's risk tolerance. "The program told us what kind of investor Mike was, based on how much risk he was willing to take and how much time he had until retirement," Jane explains, "It developed an asset allocation model, or strategy, if you will, for him to consider."

Jane and Mike then proceeded through the various screens of the colorful program. Jane navigated through the program as Mike answered each question. The model they developed for Mike suggested annuity investment options where he could allocate his money.

"This was so much easier than sitting down and reading through a lot of brochures and literature," says Mike. "I could easily see and comprehend the strategy as it was being developed. And talking with Jane as we were going through it made it even more understandable. It was not confusing at all."

[PHOTO APPEARS HERE]

Rich Israel shares with Mike Piccininni a printout of how the teacher distributed his retirement contributions.

[PHOTO APPEARS HERE]

Elementary school principal Ida Gilbert answers the question of Dwaine Thompson as the Houston agent prepares her retirement planning portfolio.

The process is simple. Each question Mike answered prompted another screen depicting his response with an explanation of what he chose. If he wished to reconsider an answer, Jane need only click in a box to return to the previous question.

Finally, a summary is provided of the questions Mike answered. By clicking on the "allocation model" tab, Mike's model appeared as a brilliantly colored "pie," broken up to show the style categories of the investment options for him to consider. Each piece of the pie can be "clicked on" to further view the investment options within the categories he selected. Mike can also find more information -- similar to what would be found on a fact sheet provided by the investment company -- for each annuity investment option. Mike can then allocate a portion of his contributions within that category to the various investment options that comprise that slice of the pie.

"I wouldn't want to go through the process by myself and would much prefer Jane's help, but I could easily follow along," says Mike. "I'm impressed with the technology and the simplicity of the process."

At the conclusion of the process, the program provides a history of the average annual rate of return for the investment options selected on a one-, three-, five- and 10-year basis (if applicable), and also an overall historical performance if the money remained invested for a year. Of course, past performance is not an indicator of future results.

"Although we have several annuity investment options, each has clear investment strategies," says Jane. "I think if Mike has a diversified portfolio, as we created, and looks to the long term, his patience will be rewarded. I think that was illustrated very well at the conclusion of the asset allocation process. For sure, this new software program weds very nicely our value proposition of providing financial well-being to our customers to the goals of Mike Roberson and his family. And if we as agents accomplish that, then we can rest as comfortably as Mike."

A changing Horace Mann

[PHOTO APPEARS HERE]

Although Ida Gilbert's students look up to her, the Cobb Elementary School principal connects with them on a level they understand.

In the Houston suburb of Channelview lives Ida Gilbert and her husband of 28 years, Walter. Ida has witnessed much change in her 21 years in the Channelview Independent School District, particularly in the last five as principal of Cobb Elementary School.

"Change seems to be the one constant in education," Ida says. "As educators and administrators, we're faced with new or alternative teaching methods. We're faced with new mandates from the state. We're faced with new and different societal issues. Change is coming faster than ever before."

"As long as they keep up with my needs and continue to offer quality, affordable products, then I'll be a very happy Horace Mann customer."

And so it has at Horace Mann, where in the past year more than 20 investment options added to its fixed and variable annuity provide greater flexibility for Ida and her agent, Dwaine Thompson, to plan her financial future.

[PHOTO APPEARS HERE]

"The new options have provided Ida the opportunity to better diversify her holdings," says Dwaine. "And for Horace Mann to provide more investment options illustrates how we're changing to meet the needs of our clients like Ida."

[PHOTO APPEARS HERE]

Dwaine Thompson is a former school teacher

Five years ago Ida was smoothly sailing to a comfortable retirement using the Growth Fund (now the Equity Fund). She was content with her investment until it underperformed. "It took Dwaine three visits to convince me not to move my money," says Ida. "The additional investment choices saved my account. We've used the options to reallocate a large portion of my portfolio to make it more diversified.

"Dwaine has really worked hard for me. I appreciate that very much. I have complete faith and trust in his abilities, or I wouldn't have my retirement with him and Horace Mann. Being in education, I see kids every day, and I try and impress upon them the value of hard work, that nothing in life comes easy. I want them to work hard and know what it means to be successful. I use Dwaine as an example. Dwaine is successful."

Dwaine, a former science teacher and basketball coach, has been a Horace Mann representative for nearly 12 years. "I've seen a lot of change in my time with the company, but none like I've seen in the past year," says Dwaine. "It's an exciting time, and the new investment options we're offering help Ida and my other customers to adjust to the market's volatility. Diversification has a soothing way of helping to equalize the highs and lows of the stock market. These new options exemplify our value proposition, which, in part, is to provide for the financial well-being for Ida and her family through the service I can provide her."

"Diversification has a soothing way of helping to equalize the highs and lows of the stock market."

Says Ida: "I can see the growth Horace Mann is experiencing. Dwaine has spoken to me about the new products Horace Mann is offering, and there are some that fit my needs. I'm happy to see Horace Mann is keeping up with the changing marketplace. As long as they keep up with my needs and continue to offer quality, affordable products, then I'll be a very happy Horace Mann customer."

[PHOTO APPEARS HERE]

The Thompson Team: Sherry, who is also a Horace Mann agent, and husband Dwaine.

"Prodding" agent encouraged monthly investment program

Bob Fairbrother of Augusta, Me., has been a Horace Mann client for 25 years. That's also how long he's been associated with his Horace Mann agent, Bill Delisle.

In 1975, when Bob's son, Brett, finished attending day care, he took the money he was spending monthly on child care and put it in a Horace Mann annuity. As time passed, Bob increased his contributions.

[PHOTO APPEARS HERE]

Longtime business associates Bill Delisle, seated behind desk, and Bob Fairbrother have been agent and client -- and friends -- for 25 years.

[PHOTO APPEARS HERE]

"Of course," Bob laughed, "that was with prodding from Bill. I thank him all the time for that encouragement. I believe that is the sign of a good agent."

The Fairbrother-Delisle association has flourished. "We've grown up together in our respective careers," says Bob of his professional relationship with Bill. "He's always been there for me, to address my questions and my concerns. He's a great listener."

But change, too, has evolved over the 25 years Bob has been using Horace Mann annuity products. His first investment was in the Horace Mann Fixed Account. After a couple years, he spread his annuity contributions to include the Horace Mann Growth Fund, now the Equity Fund. That continues to serve him well today, and a significant amount of his money is still invested in Horace Mann's proprietary investment options.

[PHOTO APPEARS HERE]

The patriarch of the family, Bill Delisle has two sons who are also Horace Mann agents.

However, the new investment options have been a welcome and complementary addition to his portfolio. "I've added to my Horace Mann collection with their International Equity Fund and Small Cap Growth Fund," says Bob, who will retire Aug. 31 after 32 years as a Maine educator. "And I've further diversified with a few other investment options.

"Bill came in one day, showed me this new program, and I liked what I saw. We arrived at an asset allocation I was comfortable with, and I'm quite pleased with the variety I have. It's balanced and diversified, and it provides me flexibility which I feel is important as I approach retirement."

"I've been afforded an opportunity by Horace Mann to provide clients products and resources that make their life better. It's been a fair and enjoyable exchange."

Bob, an Augusta native, has been married to Barbara for 31 years, the same amount of time she has been a teacher at Farrington Elementary School. The 31 years that reflect the Fairbrothers' commitment to job and spouse is also the same amount of time Bill has served Horace Mann as an agent. The former junior high math teacher also has two sons who are Horace Mann agents.

"I've been privileged to do something I enjoy and to work with so many wonderful clients like Bob," says Bill. "Not many employees can say that about their job. And I've been afforded an opportunity by Horace Mann to provide clients products and resources that make their life better. It's been a fair and enjoyable exchange."

Says Bob: "Bill is the reason I've been a Horace Mann client all these years. The reputation of the company, of course, is important. And Horace Mann has a good reputation in the educational community. But a company is only as good as its people. Bill is honest and reliable. I consider him my personal adviser. And I will continue to do so in retirement."

Fund performance

How the funds measure up

For Annuity Alternatives Contract Owners

Average annual total returns for the year ended December 31, 2000 for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

Returns if money remained invested, based on a $1,000 investment.

Variable Account              1 Year    5 Years    10 Years    Since inception
  Equity fund                  -5.79      7.76       11.68        10.09/1/
  Balanced Fund                -0.28      7.28        9.81         8.88/1/
  Income Fund                   7.58      4.25        5.61         5.66/1/
  Short-Term Investment Fund    4.53      3.79        3.29         3.64/1/
  Small Cap Growth Fund       -11.95        --          --        17.17/2/
  International Equity Fund   -18.57        --          --        10.77/2/
  Socially Responsible Fund     7.49        --          --        11.59/2/

Returns if money was withdrawn early, based on a $1,000 investment.

Variable Account              1 Year    5 Years    10 Years    Since inception
  Equity Fund                 -13.33      7.76       11.68        10.09/1/
  Balanced Fund                -8.26      7.28        9.81         8.88/1/
  Income Fund                  -0.92      4.25        5.61         5.66/1/
  Short-Term Investment Fund   -3.84      3.79        3.29         3.64/1/
  Small Cap Growth Fund       -18.99        --          --        15.92/2/
  International Equity Fund   -25.08        --          --         9.59/2/
  Socially Responsible Fund    -1.01        --          --        10.40/2/

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

The average annual rates of return of each variable subaccount of the Annuity Alternatives contracts were adjusted for a 1.35 percent mortality and expense fee until March 1, 1999, when the fee was reduced to 1.25 percent. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges. Distributions from an annuity may be subject to federal taxes and a 10 percent IRS penalty if withdrawn before age 59 1/2.

On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers -- Bernstein Investment Research and Management Unit, Mellon Equity Associates and Wellington Management Co., LLP. Effective March
15, 2000, Bernstein Investment Research and Management Unit replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure, investing in the Equity Fund and Income Fund. Effective August 25, 2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Investment Fund.

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. For the year ended December 31, 2000, the funds received credits on overnight cash balances resulting in a reduction of custody expenses. Commission credits were used to pay certain expenses for the Equity and Balanced funds from 1994 through December 31, 2000. For each of the years in the two-year period ended December 31, 2000, certain expenses were assumed/waived for all funds. In addition, certain Balanced Fund and Income Fund expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible funds have been assumed/waived since their inception, March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

/1/ Since inception for the Equity, Balanced, Income, and Short-Term Investment funds refers to November 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' subadviser. On March 1, 1999 Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs subadvisers to manage the Funds.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. for the Small Cap Growth Fund and Zurich Scudder Investments, Inc. for the International Equity and Socially Responsible funds.

For Equity Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan

Total average annualized returns for the year ended December 31, 2000, for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:


                                  1 Year     5 Years   10 Years      Since inception
                                  ------     -------   --------      ---------------
  Equity Fund                      -4.64       9.28       13.09         11.49/1/
  S&P 500 Stock Index              -9.12      18.35       17.46         15.62

  Balanced Fund                     0.93       8.74       11.20         10.27/1/
  Stock/Bond Composite/4/          -1.00      13.84       13.64         12.66

  Income Fund                       8.89       5.61        6.97          7.02/1/
  Lehman
  Intermediate/Aggregate/5/        11.63       6.57        7.59          7.78

  Short-Term Investment Fund        5.81       5.13        4.64          4.98/1/
  90-day Treasury Bills             6.18       5.39        5.08          5.41

  Small Cap Growth Fund           -10.84         --          --         18.22/2/
  Russell 2000 Growth Index       -22.44         --          --          7.46

  International Equity Fund       -17.51         --          --         12.03/3/
  MSCI EAFE                       -14.16         --          --          8.28/6/

  Socially Responsible Fund         8.79         --          --         13.00/3/
  S&P 500 Stock Index              -9.12         --          --         13.08

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. For the year ended December 31, 2000, the funds received credits on overnight cash balances resulting in a reduction of custody expense. Commission credits were used to pay certain expenses for the Equity and Balanced funds from 1994 through December 31, 2000. For each of the years in the two-year period ended December 31, 2000, certain expenses were assumed/waived for all funds. In addition, certain Balanced Fund and Income Fund expenses were assumed/waived through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been assumed/waived since 1983. Certain expenses for the Small Cap Growth, International Equity, and Socially Responsible funds have been assumed/waived since their inception March 10, 1997. Assumed expenses and the use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the expenses assumed. There is no guarantee that certain expenses will be assumed/waived or the use of credits will continue in the future.

On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers -- Bernstein Investment Research and Management Unit, Mellon Equity Associates and Wellington Management Co., LLP. Effective March
15, 2000, Bernstein Investment Research and Management Unit replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure, investing in the Equity Fund and Income Fund. Effective August 25, 2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Investment Fund.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will Fluctuate, and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/ Since inception for the Equity, Balanced, Income, and Short-Term Investment funds refers to November 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington became the subadviser for these funds. On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Funds. Wilshire employs subadvisers to manage the Funds.

/2/ Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. BlackRock Financial Management, Inc. is this fund's investment subadviser.

/3/ Since inception for the International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. Zurich Scudder Investments, Inc. is the investment subadviser for these funds.

/4/ 60 percent S&P 500, 40 percent Lehman Brothers Intermediate
Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate thereafter.

/5/ Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/ The index reflects performance from February 28, 1997 through December 31, 2000.

[WILSHIRE LOGO APPEARS HERE]

                        WILSHIRE ASSOCIATES
                        1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
                        Tel 310.451.3051   Fax 310.458.0520     www.wilshire.com

To the Shareholders of the Horace Mann Mutual Funds:

We appreciate this opportunity to speak to you regarding the Horace Mann Mutual Funds and their performance in the year 2000. We cannot overstate the importance of planning for retirement, and we join Horace Mann in its commitment to help you work toward reaching your retirement goals.

We believe we've made much progress with Horace Mann's funds during the course of the year, and we are pleased to report these changes have had a positive impact. In March we instituted a subadviser change in the Horace Mann Equity Fund. Since that time, results have been good for Equity Fund investors as the fund withstood much of the downside pressure enveloping the equity markets during the year.

We at Wilshire continue to constantly monitor each of the funds to ensure the most skilled subadvisers are working to add value for you. Working side-by-side with Horace Mann, we strive to help provide you with high-quality investment options appropriately structured for long-term investing. Thank you for your continued confidence in the Horace Mann Mutual Funds.

Discussion of the Capital Markets in 2000

Equity investors experienced mainly negative results for 2000. A series of interest rate increases, which concluded in early 2000, slowed the economy and led the stock markets into negative territory for the year. The retreat from equities benefited bond investors, however, and fixed income returns were generally positive. International markets fell victim to slowing economic growth as well.

Technology stocks, which led the markets to new highs in the previous year, were hit the hardest in 2000. Revenue and profit growth, which had been explosive as the technology boom took hold, showed signs of slowing, and stock prices eroded as a result. Growth stocks, characterized by high price-to-earnings (P/E) ratios, dropped sharply with Internet and technology shares bearing the brunt of the selling pressure. The pessimistic outlook of many market participants was fueled by the failure of many Internet start-ups throughout the year.

Though companies with suspect earnings and lofty valuations were the hardest hit, the economic slowdown and subsequent stock market sell-off even affected some of the biggest, most well-established companies in the market including many blue chip tech stocks. Stocks such as Cisco Systems and Dell Computer, with substantial profits and proven track records, experienced negative returns.

As technology and Internet stocks lost ground, many equity investors shifted their focus to value-style investing. Value stocks had been largely neglected during the speculative technology boom. The comparatively defensive nature of many value-oriented sectors attracted investors following the mid-March peak of the NASDAQ. By the end of 2000 the NASDAQ had lost more than a third of its value during the year and more than half of its value in the period between March and December. During this time of substantially negative returns, many value-style stocks actually posted positive returns. Portfolio managers generally have not "thrown in the towel" on technology stocks, though, as many technology companies remain in various investment portfolios based upon subadvisers' beliefs that these companies offer long-term viability and superior growth potential.

Funds Performance 2000

The following describes the performance of the Horace Mann Mutual Funds over the past year:

Domestic Equity

In 2000, the Equity Fund, Socially Responsible Fund and the Small Cap Growth Fund each outperformed its respective benchmark.

     Equity Fund and the Equity portion of the Balanced Fund

     In March 2000, with approval of the Board, Wilshire changed the manager mix of the Equity Fund. Bernstein Investment Research and Management joined Wellington Management Company, LLP and Mellon Equity Associates, LLP as a subadviser to the fund. We continue to believe this is a strong combination which provides investors with a value-oriented approach while offering diversification benefits. The combination has been successful. Since the change in March, the Equity Fund has posted a solid, positive gain while its benchmark, the S&P 500 Index, has lost value.

     Although this fund posted a negative return in 2000, we are quite encouraged by the recent results. In periods of stock market decline, investors generally expect value-oriented funds to outperform as the companies in the portfolio offer dividends for protection, and they are often considered by the market to be at a value discount. In 2000, the Equity Fund performed as expected in that regard by beating the S&P 500 Index and the market in general.

     Aiding the fund's performance was the avoidance of many of the technology names that took a beating during the year. The fund avoided the significant price drops that befell many high profile technology names (e.g. Yahoo! and Qualcomm). In addition, performance was lifted by other stocks (e.g. Pharmacia) that experienced significant price appreciation during the year.

     The fund was not completely immune to the negative pressure in the technology sector, as it did hold some defensive tech stocks. The fund's holdings in Compuware and Computer Sciences both hindered returns, as did previously strong performers Intel and Cisco. Pressures did not come only from technology companies, however. "Old-economy" companies such as AT&T and General Electric also dampened performance during the year.

     Healthcare and financial companies posted strong returns in 2000, and the Equity Fund enjoyed the benefits. Health-related concerns like Baxter International and Unitedhealth Group and financial firms US Bancorp and PNC Financial added value.

     The subadvisers believe their portfolios are positioned to profit in the current economic environment. The economy is slowing as a result of multiple interest rate increases during 2000, and many technology products (e.g. personal computers) have become "commodity-like." Such an environment favors the defensive nature of many of the traditional value sectors.

     Socially Responsible Fund

     Like the Equity Fund, the Socially Responsible Fund participated in the rebound of value stocks during the year and outperformed the S&P 500 Index. The fund's emphasis on several value-oriented sectors, such as financials and utilities, contributed to the strong performance for the year. In addition, underweighting the battered technology sector benefited returns. Strong stock selection within the various sectors was a major contributor to the fund's performance during the year.

     The portfolio profited from a consolidation theme in the financial sector, with some shares (e.g. Lehman Brothers) rising as competitors pursued combinations. Fannie Mae (Federal National Mortgage Corporation), up 74 percent, and PNC Financial, up 42 percent, also boosted portfolio performance. Producers of consumer staples, like Pepsi and Avon, generated superior results for the fund as investors sought stability in their portfolios.

     Despite wide market swings in 2000 and the negative tone that prevailed throughout most of the year, the Socially Responsible Fund held up well. As technology stocks declined during the year, many have reached potentially attractive valuations. The subadviser to this fund, Zurich Scudder Investments, is vigilant in evaluating future investment opportunities and will structure the portfolio to take advantage of such opportunities as conditions warrant.

     Small Cap Growth Fund

     The Small Cap Growth Fund provides exposure to small companies with excellent growth prospects. Although typically more volatile than stocks of large companies, this strategy can prove quite beneficial for investors who seek exposure to the small-cap area of the market where there is potential for strong returns. Further, some investors may gain diversification benefits upon allocation of funds to small-cap equities. Though the fund generated substantial returns in 1999, in 2000 the fund suffered from shifting market sentiment that saw growth stocks fall from favor. However, the Small Cap Growth Fund weathered this downturn far better than its benchmark, the Russell 2000 Growth Index. After reaping the benefits of the technology and Internet boom through 1999, the subadviser to this fund, BlackRock Financial Management, had positioned the portfolio to benefit from a return to less speculative valuation levels.

     The portfolio was helped by the portfolio manager's moves into the utilities and healthcare sectors which performed well during the year. For example, Calpine Corporation, a power plant company, posted a gain of more than 180 percent during 2000. In addition, financial stocks rose on the strength of such companies as Investors Financial Services, up 275 percent, and Southwest Bancorp, up 64 percent.

     While the portfolio profited from the shift away from technology, avoiding particularly poor performers in that sector helped as well. For example, companies avoided included MarketWatch.com, an internet-based content provider, and Fidelity Holdings, a technology and automobile dealership amalgamation: each dropped over 90 percent during 2000.

     BlackRock's managers believe the current portfolio construction will provide the best chance for success as we enter the new year. Even in the face of an economic slowdown, BlackRock believes there will still be an emergence of investment opportunities as new market leaders come to fore.

Domestic Fixed Income

During the year, the Income Fund and the Short-Term Investment Fund provided results that were positive and reasonable given their objectives as outlined in the prospectus.

     The Income Fund and the Fixed Income portion of the Balanced Fund

     In 2000, Western Asset Management replaced Wellington Management Company, LLP, as subadviser for the fixed income portfolios. Western Asset favors intermediate- and long-term government bonds, high-quality corporate bonds, and mortgage-backed securities. More modest allocations are made to high-yield corporate debt and foreign government bonds. Western has also found value in Treasury Inflation Protected Securities, which are government-issued bonds that insulate investors from the effects of inflation.

     Despite turning in positive performance during the year, the Income Fund underperformed its benchmark, the Lehman Aggregate Bond Index, in 2000. The subadviser and its predecessor favored higher allocations to non-Treasury sectors in the belief these allocations will offer better relative returns for investors in the long term. During the year, the fund increased its exposure to mortgage-backed securities while trimming exposure to U.S. Treasury bonds. Mortgage-backed securities performed well, but this strategy hampered performance in relation to the benchmark as Treasury bonds led all fixed income sectors in 2000.

     Western Asset is confident its strategy will benefit investors in 2001. As of the close of the year 2000, the fund had a conservative allocation to high-yield corporate bonds which had experienced extreme difficulty in the first eleven months of the year. High yield bounced back in December, and the fund benefited as a result. Despite the underweight to Treasuries on an asset allocation basis, the fund's holdings are structured to continue to capitalize on anticipated buy-backs by the U.S. government.

     Short-Term Investment Fund

     This fund generated reasonable returns during 2000, a year that experienced interest rate increases in the opening months. The fund seeks to preserve invested capital and succeeded in outpacing inflation during the course of the year.

     Throughout the year, Western Asset and its predecessor, Wellington, emphasized short-term agency notes. This strategy allows the fund to take advantage of yield opportunities while maintaining a high level of liquidity.

     In the coming year, the fund is expected to continue to be impacted by the interest rate policy implemented by the Federal Reserve. As evidence of a slowing economy mounts, the Fed may pursue a policy of decreasing interest rates.

Balanced Portfolios

     Balanced Fund

     The Balanced Fund is designed to provide a stock/bond mix appropriate for long-term investors. Early in 2000, the Balanced Fund was transitioned to a "fund of funds" structure. The equity assets in the Balanced Fund were combined with the Equity Fund and the fixed income assets were combined with the Income Fund. The Balanced Fund now buys "units" of the Equity Fund and the Income Fund to replicate the target weightings of 60 percent equities, 40 percent fixed income.

     During the year, the Balanced Fund outperformed its benchmark, a blend of the S&P 500 Index and Lehman Aggregate Index. These results are consistent with what is expected by a 60 percent/40 percent Equity Fund/Income Fund strategy.

International Equity

Results for 2000 reversed ground from 1999 as international markets suffered from the economic slowdown that also hampered the U.S. In this difficult environment, the International Equity Fund underperformed its benchmark during 2000.

     International Equity Fund

     International investors suffered in 2000 following a strong showing the previous year. A strong dollar added to the difficulties set in motion by a slowdown of corporate growth. Countries such as Japan, which had shown signs of recovery early in the year, slumped back into economic difficulty. A select number of areas, primarily Western Europe and Canada, fared better than others though negative returns were seen in most corners of the investment globe.

     During 2000, economic recovery in Japan stalled, prompting negative market returns throughout most Asian countries. Many European markets experienced difficulty as well. The UK, Sweden and Portugal slid during 2000 and suffered from weak currencies. Service companies were particularly hard hit in each of those countries. Technology stocks also suffered in the international marketplace much as they did in the U.S.

     Certain European markets rose on the year. Italy and Switzerland each rose during 2000, though Italy suffered currency pressures. Despite this, Italy, like Switzerland, was a positive contributor to the fund on the strength of finance and energy companies.

     Managers at Zurich Scudder Investments, subadviser for the International Equity Fund, foresee volatility in the markets for 2001. In order to protect investors from such volatility, they have shifted the portfolio to a more defensive position though they remain committed to sectors that have the best potential to generate positive returns in the long term. Going forward, Zurich Scudder also sees potential for continued growth of the Internet sector.

Final Comments

The events of the past year have served to emphasize the need for diversification in retirement portfolios. Many of the sectors that performed well during 2000 were the same sectors that had languished during the prior years. The technology "honeymoon" ended, as many stocks in this sector experienced significant price pressure; in essence, the speculative bubble in the technology sector burst. Investors who were diversified across a variety of funds and asset classes preserved value during this downdraft.

We remain confident the Horace Mann Mutual Funds are high-quality opportunities to invest for long-term goals. They are positioned to provide you with a well-diversified approach to retirement investing. In the coming year, we look forward to continuing our diligent work, side-by-side with Horace Mann, to ensure you have the tools you need to reach your long-term objectives. Again, we thank you for your continued confidence and investment in the Horace Mann
Mutual Funds.

With best wishes for the New Year,



/s/ Michael P. O'Keeffe                 /s/ Thomas M. Goodrum, Jr.
    Michael P. O'Keeffe, CFA                Thomas M. Goodrum, Jr., CFA
    Managing Director                       Vice President
    Wilshire Associates Incorporated        Wilshire Associates Incorporated

Annual Report
December 31, 2000

Horace Mann Mutual Funds
Equity Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund

Board of Trustees
A.L. Gallop
Richard A. Holt
Richard D. Lang
Harriet A. Russell
George J. Zock, Chairman

Officers of the Funds
A. Thomas Arisman                      William Kelly
President                              Treasurer and Regulatory
                                       Compliance Officer
Ann Caparros
Secretary and                          Linda L. Sacco
Ethics Compliance Officer              Assistant Secretary

                                       Diane M. Barnett
                                       Tax Compliance Officer
-----------------------------------    -------------------------------------

Administrator                          Investment Subadvisers
Horace Mann Investors, Inc.            Bernstein Investment Research and
#1 Horace Mann Plaza                      Management unit
Springfield, IL 62715                  767 Fifth Avenue
                                       New York, NY 10153
Investment Adviser
Wilshire Associates Incorporated       BlackRock Financial Management, Inc.
1299 Ocean Avenue                      345 Park Avenue
Santa Monica, CA 90401-1085            New York, NY 10154-0010

Custodian                              Mellon Equity Associates, LLP
State Street Bank and Trust Company    500 Grant Street, Suite 4200
801 Pennsylvania Avenue                Pittsburgh, PA 15258
Kansas City, MO 64105
                                       Wellington Management Company, LLP
Independent Auditors                   75 State Street
KPMG LLP                               Boston, MA 02109
303 East Wacker Drive
Chicago, IL 60601                      Western Asset Management Company
                                       117 E. Colorado Blvd., Suite 600
                                       Pasadena, CA 91105

                                       Zurich Scudder Investments, Inc.
                                       345 Park Avenue
                                       New York, NY 10154-0010

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Financial Highlights

December 31, 2000

PER SHARE DATA

                                                                                       Less Distribution From:
                     Net Asset                                       Total Income
Year                   Value          Net          Net Realized       (Loss) From         Net           Net
Ended                Beginning     Investment     and Unrealized      Investments      Investment     Realized          Total
12/31                of period      Income/1/     Gain (Loss)/1/     Operations/1/       Income        Gains        Distributions

EQUITY FUND/6/
---------------------------------------------------------------------------------------------------------------------------------
2000                  $21.92         $0.21           $(1.23)            $(1.02)          $0.25         $  --            $0.25
1999                   24.34          0.26            (0.91)             (0.65)           0.25          1.52             1.77
1998                   25.66          0.41             1.51               1.92            0.41          2.83             3.24
1997                   23.76          0.40             5.09               5.49            0.39          3.20             3.59
1996                   21.66          0.43             5.08               5.51            0.40          3.01             3.41

BALANCED FUND/6/
---------------------------------------------------------------------------------------------------------------------------------
2000                  $17.27         $0.58           $(0.42)            $ 0.16           $0.67         $  --            $0.67
1999                   18.90          0.62            (0.84)             (0.22)           0.63          0.78             1.41
1998                   19.82          0.73             0.77               1.50            0.74          1.68             2.42
1997                   18.94          0.65             2.92               3.57            0.62          2.07             2.69
1996                   18.00          0.60             2.70               3.30            0.57          1.79             2.36

INCOME FUND/5/
---------------------------------------------------------------------------------------------------------------------------------
2000                  $12.24         $0.82           $ 0.27             $ 1.09           $0.94         $  --            $0.94
1999                   13.24          0.76            (0.97)             (0.21)           0.79            --             0.79
1998                   13.00          0.78             0.27               1.05            0.69          0.12             0.81
1997                   12.69          0.81             0.39               1.20            0.85          0.04             0.89
1996                   13.03          0.76            (0.31)              0.45            0.79            --             0.79

/1/ The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

RATIO/SUPPLEMENTAL DATA                                                                             Ratio to Average Net
                                                                                                   Assets Before Waived &
                                                                                                    Reimbursed Expenses
                                                     Ratio of       Ratio of
Net Asset                        Net Assets          Expenses      Net Income     Portfolio                        Ratio of
Value End         Total         End of Period       to Average     to Average     Turnover       Ratio of       Net Investment
of Period     Return/2/,/3/     (in thousands)      Net Assets     Net Assets       Rate        Expenses/4/        Income/4/
------------------------------------------------------------------------------------------------------------------------------
  $20.65         (4.64)%          $667,731             0.82%          1.05%       116.56%         0.87%             0.98%
   21.92         (2.54)            625,133             0.73           1.09        205.70          0.79              1.04
   24.34          7.64             670,731             0.51           1.57         59.63            --                --
   25.66         23.45             598,502             0.53           1.50         54.56            --                --
   23.76         25.28             430,556             0.59           1.79         67.63            --                --
------------------------------------------------------------------------------------------------------------------------------
  $16.76          0.93%           $314,728             0.06%          3.38%       120.51%         0.07%             3.37%
   17.27         (1.11)            402,539             0.75           3.30        155.53          0.77              3.28
   18.90          7.68             427,920             0.50           3.60         63.69            --                --
   19.82         19.04             387,110             0.51           3.12         77.54            --                --
   18.94         18.27             300,551             0.56           3.12         72.10            --                --
------------------------------------------------------------------------------------------------------------------------------
  $12.39          8.89%           $137,184             0.88%          7.02%       422.38%         0.92%             6.98%
   12.24         (1.57)             13,175             0.99           5.83         33.09          1.03              5.79
   13.24          8.09              13,959             0.88           5.85         46.60            --                --
   13.00          9.42               9,658             0.92           6.09         96.80            --                --
   12.69          3.50              10,848             0.70           5.88        112.60          0.91              5.67

/4/ Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

/5/ Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and for the years ending December 31, 2000 and 1999.

/6/ Certain expenses for the Equity and Balanced funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 2000 and 1999.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Financial Highlights (concluded)

December 31, 2000

PER SHARE DATA

                                                                                          Less Distribution From:
                    Net Asset                                           Total Income
Year                  Value            Net            Net Realized      (Loss) From          Net            Net
Ended               Beginning       Investment       and Unrealized     Investments       Investment     Realized          Total
12/31               of period    Income (loss)/1/    Gain (Loss)/1/     Operations/1/       Income         Gains       Distributions

SHORT-TERM FUND/4/
------------------------------------------------------------------------------------------------------------------------------------
2000                $ 9.89           $ 0.57             $  0.01            $ 0.58            $0.55         $  --           $0.55
1999                  9.98             0.47                0.01              0.48             0.56          0.01            0.57
1998                  9.99             0.49                0.01              0.50             0.51            --            0.51
1997                 10.03             0.51                  --              0.51             0.55            --            0.55
1996                 10.00             0.50               (0.01)             0.49             0.46            --            0.46

SMALL CAP
GROWTH FUND/5/
------------------------------------------------------------------------------------------------------------------------------------
2000                $19.76           $(0.12)            $ (2.03)           $(2.15)           $  --         $0.30           $0.30
1999                 12.38            (0.15)               8.96              8.81               --          1.43            1.43
1998                 11.70            (0.07)               0.75              0.68               --            --              --
1997                 10.00            (0.02)               1.72              1.70               --            --              --

INTERNATIONAL
EQUITY FUND/5/
------------------------------------------------------------------------------------------------------------------------------------
2000                $17.52           $ 0.03             $ (3.10)           $(3.07)           $  --         $0.18           $0.18
1999                 12.13             0.08                6.18              6.26             0.03          0.84            0.87
1998                 10.27             0.11                1.84              1.95             0.09            --            0.09
1997                 10.00             0.08                0.27              0.35             0.08            --            0.08

SOCIALLY
RESPONSIBLE FUND/5/
------------------------------------------------------------------------------------------------------------------------------------
2000                $13.81           $ 0.13              $ 1.07              $ 1.20          $0.14         $0.76           $0.90
1999                 12.99             0.17                0.91                1.08           0.14          0.12            0.26
1998                 12.10             0.27                0.91                1.18           0.17          0.12            0.29
1997                 10.00             0.10                2.20                2.30           0.10          0.10            0.20

/1/ The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

RATIO/SUPPLEMENTAL DATA

                                                                                                  Ratio to Average Net
                                                                                                 Assets Before Waived &
                                                                                                  Reimbursed Expenses
                                                  Ratio of       Ratio of
Net Asset                        Net Assets       Expenses      Net Income      Portfolio                       Ratio of
Value End      Total           End of Period     to Average     to Average      Turnover       Ratio of       Net Investment
of Period     Return/2,3/      (in thousands)    Net Assets     Net Assets        Rate         Expenses/7/       Income/7/
----------------------------------------------------------------------------------------------------------------------------
   $ 9.92       5.81%                 $1,982           0.49%          5.62%          0.00%         1.81%                4.30%
     9.89       4.77                   1,743           0.32           4.71           0.00          1.90                 3.13
     9.98       4.97                   1,331           0.69           4.78           0.00          2.59                 2.88
     9.99       5.09                   1,151           0.50           4.98           0.00          2.52                 2.96
    10.03       5.02                   1,229           0.53           4.93           0.00          2.44                 3.02
----------------------------------------------------------------------------------------------------------------------------
   $17.31     (10.84)%               $83,597           1.50%         (0.57)%       233.11%         1.67%               (0.74)%
    19.76      71.55                  60,497           1.50          (1.03)        172.20          1.64                (1.17)
    12.38       5.81                  28,655           1.11          (0.59)        168.31          1.75                (1.23)
    11.70      17.01/6/               16,525           0.78          (0.19)         91.49          1.44                (0.85)
----------------------------------------------------------------------------------------------------------------------------
   $14.27     (17.51)%               $42,689           1.47%          0.18%         69.30%         1.51%                0.14%
    17.52      51.83                  26,403           1.30           0.53          77.74          1.69                 0.14
    12.13      18.95                  10,311           1.03           0.99          57.71          2.06                (0.04)
    10.27       3.46/6/                5,214           0.46           1.29          31.99          1.82                (0.07)
----------------------------------------------------------------------------------------------------------------------------
   $14.11       8.79%                $76,011           1.07%          0.96%         99.11%         1.20%                0.83%
    13.81       8.39                  59,533           1.00           1.28          60.46          1.12                 1.16
    12.99       9.80                  35,564           0.64           2.10          41.63          1.12                 1.62
    12.10      23.04/6/                9,213           0.49           1.65          20.85          1.16                 0.98


/4/ Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 2000.

/5/ Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997.

/6/  The returns are not annualized.

/7/ Ratios of Expenses and Net Investment Income to Average Net Assets do not reflect earnings credits on cash balances.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Statement of Investments
Equity Fund

December 31, 2000


[PIE CHART APPEARS HERE]

Cash & Other Net Assets 0.8%
Common & Preferred Stock 99.2%

                                                        Number of       Market
                                                         Shares          (000)
------------------------------------------------------------------------------
COMMON STOCK    Aerospace 1.44%
                    Boeing Co.                             44,200    $   2,917
                    B.F. Goodrich Co.                      33,300        1,211
                    Litton Industries, Inc.*               18,600        1,464
                    Northrop Grumman Corp.                 13,400        1,112
                    United Technologies Corp.              37,300        2,933
                --------------------------------------------------------------
                                                                         9,637
                Air Transportation 0.64%
                    AMR Corp.*                             55,500        2,175
                    Delta Air Lines, Inc.                  41,700        2,093
                --------------------------------------------------------------
                                                                         4,268
                Apparel 0.26%
                    VF Corp.                               48,400        1,754

                Automotive 1.42%
                    Cooper Tire & Rubber Co.               31,800          338
                    Dana Corp.                             64,700          991
                    Delphi Automotive Systems Corp.       104,500        1,176
                    Ford Motor Co.                         28,447          667
                    General Motors Corp. - H*              16,900          861
                    General Motors Corp.                   56,400        1,297
                    Genuine Parts Co.                      70,600        1,849
                    Goodyear Tire & Rubber Co.             65,600        1,508
                    Visteon Corp.*                         67,896          781
                --------------------------------------------------------------
                                                                         9,468
                Banks & Financial Services 14.53%
                    American Express Co.                   25,500        1,401
                    Bank of America Corp.                  93,300        4,280
                    Bank New York, Inc.                    31,000        1,711
                    Bank One Corp.                        116,200        4,256
                    Bear Stearns Cos., Inc.                26,500        1,343
                    Citigroup, Inc.                       365,481       18,662
                    Federal National Mortgage Association  46,200        4,008
                    Firstar Corp.                          45,600        1,060
                    First Union Corp.                      74,600        2,075
                    FleetBoston Financial Corp.           163,525        6,142
                    Goldman Sachs Group, Inc.              20,700        2,214
                    Greenpoint Financial Corp.             59,100        2,419
                    KeyCorp                               139,400        3,903
                    Lehman Brothers Holdings, Inc.         19,400        1,312
                    MBNA Corp.                             82,500        3,047
                    Merrill Lynch & Co., Inc.              55,400        3,778
                    J.P. Morgan Chase & Co.                32,350        1,470
                    J.P. Morgan & Co., Inc.                30,400        5,031
                    Morgan Stanley Dean Witter & Co.       61,100        4,842
                    National City Corp.                    86,300        2,481
                    PNC Financial Services Group, Inc.     32,100        2,345
                    Providian Financial Corp.              20,800        1,196
                    Southtrust Corp.                       60,300        2,453
                    Summit Bancorp                         58,800        2,245
                    Union Planters Corp.                   98,700        3,529
                    US Bancorp                            191,200        5,581
                    Wachovia Corp.                         34,800        2,023
                    Wells Fargo & Co.                      40,300        2,244
                --------------------------------------------------------------
                                                                        97,051

26              See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Equity Fund

December 31, 2000

                                                                    Number of       Market
                                                                     Shares         (000)
------------------------------------------------------------------------------------------
COMMON STOCK    Business Machines 2.60%
(continued)         DST Systems, Inc.*                                 20,100     $  1,347
                    Dell Computer Corp.*                               49,400          861
                    Hewlett Packard Co.                               117,900        3,721
                    International Business Machines Corp.             123,600       10,506
                    Lexmark International, Inc. - A*                   21,400          948
                --------------------------------------------------------------------------
                                                                                    17,383
                Business Services 2.67%
                     America Online, Inc.*                             89,200        3,104
                     Automatic Data Processing, Inc.                   46,400        2,938
                     Computer Sciences Corp.*                          20,400        1,227
                     Electronic Data Systems Corp.                     21,400        1,236
                     First Data Corp.                                  40,600        2,139
                     Omnicom Group                                      6,800          564
                     Tyco International Ltd.                          119,569        6,636
                --------------------------------------------------------------------------
                                                                                    17,844
                Chemicals 2.93%
                    Air Products & Chemicals, Inc.                     93,900        3,850
                    Cabot Corp.                                        27,500          725
                    Dow Chemical Co.                                   77,800        2,849
                    Du Pont (E.I.) de Nemours & Co.                    92,800        4,483
                    Eastman Chemical Co.                               54,800        2,672
                    Great Lakes Chemical Corp.                         19,400          721
                    Lubrizol Corp.                                     22,400          577
                    Praxair, Inc.                                      21,000          932
                    Sherwin Williams Co.                               67,300        1,771
                    Union Carbide Corp.                                18,000          969
                --------------------------------------------------------------------------
                                                                                    19,549
                Communication Equipment & Services 5.16%
                    AT&T Corp.                                        115,100        1,993
                    AT&T Corp. - A*                                    99,600        1,351
                    BellSouth Corp.                                    58,700        2,403
                    JDS Uniphase Corp.*                                17,900          747
                    Nortel Networks Corp.                              67,600        2,167
                    Qwest Communications International, Inc.*          63,100        2,587
                    SBC Communications, Inc.                          236,400       11,288
                    Telephone & Data Systems, Inc.                     10,300          927
                    Verizon Communications                            167,358        8,389
                    WorldCom, Inc.*                                   187,350        2,635
                --------------------------------------------------------------------------
                                                                                    34,487
                Computer Software & Services 5.03%
                    Adaptec, Inc.*                                     34,600          352
                    Autodesk, Inc.                                     21,300          572
                    Cisco Systems, Inc.*                              278,100       10,637
                    EMC Corp.*                                         53,300        3,544
                    Ingram Micro, Inc. - A*                            58,000          653
                    Microsoft Corp.*                                  198,700        8,631
                    NCR Corp.*                                         27,900        1,371
                    Oracle Corp.*                                      84,700        2,467
                    Sun Guard Data Systems, Inc.*                      18,000          848
                    Sun Microsystems, Inc.*                            47,200        1,313

                See notes to the financial statements.                        27

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Equity Fund

December 31, 2000

                                                                    Number of       Market
                                                                     Shares         (000)
------------------------------------------------------------------------------------------
COMMON STOCK        Symantec Corp.*                                    34,800      $ 1,157
(continued)         Tech Data Corp*                                    21,400          578
                    VeriSign, Inc.*                                    20,167        1,496
                --------------------------------------------------------------------------
                                                                                    33,619
                Construction 0.48%
                    Centex Corp.                                       25,000          939
                    Masco Corp.                                        87,200        2,240
                    Owens Corning                                      22,400           18
                --------------------------------------------------------------------------
                                                                                     3,197
                Consumer Products 4.77%
                    American Standard Cos., Inc.*                      29,000        1,430
                    Archer Daniels Midland Co.                        175,770        2,637
                    Avon Products, Inc.                                24,000        1,149
                    Ball Corp.                                         12,600          580
                    Colgate Palmolive Co.                              13,000          839
                    ConAgra, Inc.                                     109,300        2,842
                    Crown Cork & Seal Co., Inc.                        54,300          404
                    Fortune Brands, Inc.                              106,900        3,207
                    Gillette Co. (The)                                 29,900        1,080
                    Newell Rubbermaid, Inc.                            70,600        1,606
                    Owens-Illinois, Inc.*                              61,500          350
                    Philip Morris Cos., Inc.                          181,800        7,999
                    Procter & Gamble Co. (The)                         70,200        5,506
                    Ralston Purina Co.                                 36,200          946
                    Whirlpool Corp.                                    27,300        1,302
                --------------------------------------------------------------------------
                                                                                    31,877
                Electronic Equipment & Services 3.63%
                    Applied Materials, Inc.*                            4,300          164
                    Arrow Electronics, Inc.*                           40,300        1,154
                    Avnet, Inc.                                        36,800          791
                    C & D Technologies                                 19,200          829
                    Eaton Corp.                                        21,400        1,609
                    Fairchild Semiconductor International, Inc. - A*   15,400          222
                    Intel Corp.                                       256,600        7,714
                    ITT Industries, Inc.                               36,000        1,395
                    Kemet Corp.*                                       31,700          479
                    Micron Technology, Inc.*                           47,600        1,690
                    Motorola, Inc.                                     57,000        1,154
                    Novellus Systems, Inc.*                            23,800          852
                    NVIDIA Corp.*                                       5,200          170
                    SanDisk Corp.*                                      7,200          200
                    Solectron Corp.*                                   37,900        1,285
                    Teradyne, Inc.*                                    48,500        1,807
                    Texas Instruments, Inc.                            38,900        1,843
                    Thomas & Betts Corp.                               23,700          384
                    Vishay Intertechnology, Inc.*                      33,200          502
                --------------------------------------------------------------------------
                                                                                    24,244
                Energy 10.15%
                    Amerada Hess Corp.                                 43,800        3,200
                    Ashland, Inc.                                      29,800        1,070
                    BJ Services Co.*                                   24,600        1,694
                    Chevron Corp.                                      97,100        8,199
                    Conoco, Inc. - B                                  132,900        3,846

28              See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                Equity Fund

                December 31, 2000

                                                        Number of       Market
                                                         Shares         (000)
------------------------------------------------------------------------------
COMMON STOCK        Dynegy, Inc. - A                       27,700    $   1,553
(continued)         Ensco International, Inc.              36,000        1,226
                    Exxon Corp.                           245,400       21,334
                    Halliburton Co.                        55,300        2,005
                    Kerr-McGee Corp.                       17,900        1,198
                    Noble Drilling Corp.*                  24,200        1,051
                    Occidental Petroleum Corp.             90,700        2,199
                    Phillips Petroleum Co.                 68,700        3,907
                    PerkinElmer, Inc.                      10,400        1,092
                    Royal Dutch Petroleum Co.              74,900        4,536
                    Sunoco, Inc.                           36,800        1,240
                    Texaco, Inc.                           74,075        4,602
                    Tosco Corp.                            54,100        1,836
                    USX-Marathon Group                     47,200        1,310
                    Valero Energy Corp.                    18,100          673
                --------------------------------------------------------------
                                                                        67,771

                Entertainment & Recreation 1.03%
                    Brunswick Corp.                        37,600          618
                    Pixar Animation Studios*               19,500          584
                    Royal Caribbean Cruises Ltd.           61,500        1,627
                    Starwood Hotels & Resorts              56,000        1,974
                    Viacom, Inc. - B*                      44,007        2,057
                --------------------------------------------------------------
                                                                         6,860

                Food & Beverage 3.16%
                    Brinker International, Inc.*           20,300          858
                    Coca-Cola Co.                          86,900        5,295
                    Darden Restaurants, Inc.               51,100        1,169
                    Heinz (H.J.) Co.                       53,400        2,533
                    Hormel Foods Corp.                     57,400        1,069
                    McDonald's Corp.                       60,100        2,043
                    PepsiCo, Inc.                          76,300        3,782
                    Quaker Oats Co.                         7,200          701
                    Sara Lee Corp.                        105,000        2,579
                    Sysco Corp.                            36,200        1,086
                --------------------------------------------------------------
                                                                        21,115

                Health Care & Pharmaceuticals 10.07%
                    Abbott Laboratories                   222,800       10,792
                    Allergan, Inc.                          7,900          765
                    American Home Products Corp.           69,500        4,417
                    Baxter International, Inc.             37,900        3,347
                    Bergen Brunswig Corp. - A              56,400          893
                    Boston Scientific Corp.*              110,600        1,514
                    Bristol Myers Squibb Co.               78,400        5,797
                    Cardinal Health, Inc.                  14,800        1,474
                    Eli Lilly & Co.                        10,200          949
                    HCA-Healthcare Co.                     38,800        1,708
                    Immunex Corp.*                         17,400          707
                    Johnson & Johnson                      82,000        8,615
                    Merck & Co., Inc.                      90,200        8,445
                    Pfizer, Inc.                          221,250       10,178
                    Pharmacia Corp.                        65,748        4,011
                    Schering Plough Corp.                  37,000        2,100
                    Tenet Healthcare Corp.*                34,600        1,538
                --------------------------------------------------------------
                                                                        67,250

                See notes to the financial statements.                        29

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                Equity Fund

                December 31, 2000

                                                        Number of       Market
                                                         Shares          (000)
------------------------------------------------------------------------------
COMMON STOCK    Insurance 6.79%
(continued)         AMBAC Financial Group, Inc.            45,900    $   2,677
                    American General Corp.                 22,600        1,842
                    American International Group, Inc.    142,325       14,028
                    Aon Corp.                              66,300        2,271
                    Chubb Corp.                            31,300        2,707
                    Cigna Corp.                            23,900        3,162
                    Health Net, Inc.*                      51,100        1,338
                    Lincoln National Corp.                 15,600          738
                    Marsh & McLennan Cos., Inc.            38,500        4,505
                    MBIA, Inc.                             32,400        2,402
                    MGIC Investment Corp.                  32,600        2,198
                    Radian Group, Inc.                     16,800        1,261
                    St. Paul Cos., Inc.                    55,100        2,993
                    Torchmark, Corp.                       53,900        2,072
                    United Health Group, Inc.              19,200        1,178
                --------------------------------------------------------------
                                                                        45,372
                Manufacturing (Diversified) 5.68%
                    Allegheny Technologies, Inc.           30,700          487
                    Briggs & Stratton Corp.                 9,400          417
                    Caterpillar, Inc.                      27,100        1,282
                    Cooper Industries, Inc.                66,000        3,032
                    Deere & Co.                            28,200        1,292
                    Dover Corp.                            31,500        1,278
                    Emerson Electric Co.                   64,800        5,107
                    Engelhard Corp.                        26,300          536
                    FMC Corp.*                             13,100          939
                    General Electric Co.                  305,100       14,626
                    Illinois Tool Works, Inc.              23,500        1,400
                    Leggett & Platt, Inc.                  80,100        1,517
                    Minnesota Mining & Manufacturing Co.   44,100        5,314
                    Snap On, Inc.                          24,000          669
                --------------------------------------------------------------
                                                                        37,896
                Media 2.13%
                    Clear Channel Communications, Inc.*    27,900        1,351
                    Comcast Corp.*                         42,300        1,763
                    Disney (Walt) Co.                      72,600        2,101
                    Gannett, Inc.                          77,600        4,894
                    Infinity Broadcasting Corp. - A*       49,800        1,391
                    New York Times Co. - A                 25,300        1,014
                    Time Warner, Inc.                       9,600          502
                    USA Networks, Inc.*                    63,700        1,238
                --------------------------------------------------------------
                                                                        14,254
                Metals & Mining 0.59%
                    Alcan Aluminum Ltd.                    52,400        1,791
                    Aluminum Co. of America                63,900        2,141
                --------------------------------------------------------------
                                                                         3,932
                Paper & Forest Products 2.17%
                    Georgia Pacific Corp.                  20,147          627
                    International Paper Co.                69,409        2,833
                    Kimberly-Clark Corp.                   62,800        4,439
                    Mead Corp.                             42,100        1,321
                    Smurfit Stone Container Corp.*         89,100        1,325
                    Sonoco Products Co.                    41,800          904

30              See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                Equity Fund

                December 31, 2000

                                                        Number of       Market
                                                         Shares          (000)
------------------------------------------------------------------------------
COMMON STOCK        Temple-Inland, Inc.                    22,900     $  1,228
(concluded)         Westvaco Corp.                         62,300        1,818
                --------------------------------------------------------------
                                                                        14,495
                Railroad & Shipping 1.31%
                    Burlington Northern Santa Fe Corp.     83,300        2,358
                    Canadian Pacific Ltd.                  28,300          808
                    CSX Corp.                              69,700        1,808
                    Norfolk Southern Corp.                117,400        1,563
                    Union Pacific Corp.                    43,600        2,213
                --------------------------------------------------------------
                                                                         8,750
                Retail 4.63%
                    Albertsons, Inc.                       43,100        1,142
                    Bed Bath & Beyond, Inc.*               32,700          732
                    CVS Corp.                               9,100          545
                    Federated Department Stores, Inc.*     44,600        1,561
                    Home Depot, Inc.                       48,500        2,216
                    Kroger Co.*                            66,000        1,786
                    Lowe's Companies, Inc.                 24,100        1,072
                    May Department Stores Co. (The)        66,400        2,175
                    Office Depot, Inc.*                   100,200          714
                    Sears Roebuck & Co.                   119,400        4,149
                    Supervalu, Inc.                        94,400        1,310
                    Talbot's, Inc.                         29,100        1,328
                    Target Corp.                           97,400        3,141
                    Wal-Mart Stores, Inc.                 160,000        8,500
                    Zale Corp.*                            18,400          535
                --------------------------------------------------------------
                                                                        30,906
                Utilities 5.36%
                    Ameren Corp.                           53,700        2,487
                    American Electric Power, Inc.          56,220        2,614
                    Cinergy Corp.                          66,700        2,343
                    Consolidated Edison, Inc.              58,800        2,264
                    Edison International                   33,300          520
                    El Paso Energy Corp.                   21,400        1,533
                    Exelon Corp.                           21,200        1,488
                    First Energy Corp.                     84,000        2,651
                    FPL Group, Inc.                        63,900        4,585
                    KeySpan Corp.                          24,600        1,042
                    PG&E Corp.                             74,800        1,496
                    Pinnacle West Capital Corp.            30,100        1,434
                    Puget Sound Energy, Inc.               34,600          962
                    Reliant Energy, Inc.                   49,800        2,157
                    Southern Co.                           38,300        1,273
                    TXU Corp.                              78,500        3,479
                    Wisconsin Energy Corp.                 48,300        1,090
                    Xcel Energy, Inc.                      81,850        2,379
                --------------------------------------------------------------
                                                                        35,797
                Waste Management 0.50%
                    Republic Services, Inc. - A*           98,000        1,684
                    Waste Management, Inc.                 59,500        1,651
                --------------------------------------------------------------
                                                                         3,335

                Total Common Stock 99.16%                              662,111
                    (Cost $631,208)
                --------------------------------------------------------------

                See notes to the financial statements.                        31

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Statement of Investments (concluded)
Equity Fund

December 31, 2000

                                                                                                              Principal
                                                                                                   Maturity     Amount      Market
                                                                                          Rate       Date        (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM            State Street Bank -- Repurchase Agreement
INVESTMENTS           (secured by $1,638 US Treasury Bond,
                      5.50%, 08/15/28)                                                    5.50%    01/02/01    $1,604      $  1,604

                      State Street Bank -- Repurchase Agreement
                      (secured by $1,765 US Treasury Bond,
                      5.50%, 08/15/28)                                                    5.50%    01/02/01     1,726         1,726

                      Swiss Bank -- Repurchase Agreement
                      (secured by $3,154 US Treasury Bond,
                      11.25%, 02/15/15)                                                   6.00%    01/02/01     3,098         3,098
                   -----------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investment 0.96%                                                                          6,428
                      (Cost $6,428)
                   =================================================================================================================
                   Total Investments 100.12%                                                                                668,539
                      (Cost $637,636)

                   Liabilities in Excess of Cash and Other Assets (0.12%)                                                      (808)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets 100.00%                                                                                      $667,731
                   =================================================================================================================
                   * Non-income producing during the year ended December 31, 2000 as this security did not pay dividends.

32   See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Statement of Investments
Balanced Fund

December 31, 2000

[PIE CHART APPEARS HERE]

Investments, Cash & Other Net Assets 100%

                                                                                                              Number of     Market
                                                                                                                Shares       (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS        Horace Mann Equity Fund                                                                     9,156,599   $189,084
                   Horace Mann Income Fund                                                                    10,159,043    125,870
                   -----------------------------------------------------------------------------------------------------------------
                   Total Investments 100.07%                                                                                314,954
                      (Cost $319,195)

                   Liabilities in Excess of Cash and Other Assets (0.07%)                                                      (226)
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets  100.00%                                                                                     $314,728
                   =================================================================================================================

                   See notes to the financial statements.                     33

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Statement of Investments
Income Fund
December 31, 2000

[PIE CHART APPEARS HERE]

U.S. & Foreign Corporate Bonds/Notes, Cash & Other Assets 34.2%

U.S. & Foreign Government & Agency Obligations 65.8%

                                                                                                              Number of      Market
                                                                                                               Shares         (000)
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND         Communications Services 0.00%
PREFERRED STOCK       KMC Telecom Holdings, Inc. * ***                                                          475        $      1
                   Health Care 0.02%
                      Fresenius Medical Care Capital Trust                                                       32              31
                   -----------------------------------------------------------------------------------------------------------------
                   Total Common and Preferred Stock 0.02%                                                                        32
                      (Cost $34)

                                                                                                              Principal
                                                                                          Rate     Maturity     Amount       Market
                                                                                                     Date        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Treasury Bonds/Notes
GOVERNMENT            United States Treasury Bond                                         3.88%    04/15/29    $11,440     $ 11,726
AND AGENCY            United States Treasury Strip                                        6.13%    11/15/27      3,170          712
OBLIGATIONS           United States Treasury Bond                                         6.13%    08/15/29      1,015        1,104
                      United States Treasury Bond                                         8.00%    11/15/21        500          647
                      United States Treasury Strip                                        8.75%    05/15/17      2,570        1,028
                      United States Treasury Bond                                        10.38%    11/15/09      1,000        1,172
                      United States Treasury Bond                                        12.00%    08/15/13      3,500        4,945

                   U.S. Government Agencies
                      Federal Home Loan Banks                                             5.91%    03/27/08      1,000        1,000
                      Federal Home Loan Banks                                             5.93%    04/09/08        100          100

                      Federal Home Loan Mortgage Corp.                                    6.00%    12/15/17         65           65
                      Federal Home Loan Mortgage Corp.                                    6.75%    03/15/31      2,100        2,251
                      Federal Home Loan Mortgage Corp.                                    7.00%    02/12/01      1,200        1,203

                      Federal National Mortgage Association                               6.29%    06/20/08        100           98
                      Federal National Mortgage Association                               6.32%    03/16/09        150          148
                      Federal National Mortgage Association                               6.36%    08/14/08      1,365        1,335
                      Federal National Mortgage Association                               6.42%    02/27/08        750          726
                      Federal National Mortgage Association                               6.46%    06/26/08      1,000          981
                      Federal National Mortgage Association                               6.50%    04/25/08      1,900        1,867
                      Federal National Mortgage Association                               6.56%    02/05/08        100           98
                      Federal National Mortgage Association                               6.59%    05/21/08        120          118
                      Federal National Mortgage Association                               6.60%    05/01/08      1,600        1,576
                      Federal National Mortgage Association                               7.25%    01/15/10         70           76

34        See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                   Income Fund

                   December 31, 2000

                                                                                                              Principal
                                                                                          Rate     Maturity     Amount     Market
                                                                                                     Date       (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Mortgage-Backed Securities
GOVERNMENT            (U.S. Government Agencies)
AND AGENCY            Federal National Mortgage Association                               5.85%    01/01/09   $   198      $    194
OBLIGATIONS           Federal National Mortgage Association                               5.98%    01/01/09       166           164
 (continued)          Federal National Mortgage Association                               6.00%    02/12/01    10,000         9,681
                      Federal National Mortgage Association                               6.00%    06/01/18       888           874
                      Federal National Mortgage Association                               6.00%    12/01/18       120           117
                      Federal National Mortgage Association                               6.00%    01/01/19       132           129
                      Federal National Mortgage Association                               6.21%    08/01/08       536           538
                      Federal National Mortgage Association                               6.23%    07/01/08        97            98
                      Federal National Mortgage Association                               6.23%    01/01/09       185           185
                      Federal National Mortgage Association                               6.25%    07/01/08       555           558
                      Federal National Mortgage Association                               6.27%    06/01/08        97            98
                      Federal National Mortgage Association                               6.31%    07/01/08        68            69
                      Federal National Mortgage Association                               6.34%    06/01/08       117           118
                      Federal National Mortgage Association                               6.42%    06/01/08       146           148
                      Federal National Mortgage Association                               6.44%    01/01/08       334           339
                      Federal National Mortgage Association                               6.47%    02/01/08       252           257
                      Federal National Mortgage Association                               6.50%    02/12/01     3,300         3,255
                      Federal National Mortgage Association                               6.50%    01/01/08        61            62
                      Federal National Mortgage Association                               6.50%    11/01/12       579           580
                      Federal National Mortgage Association                               6.50%    06/01/29       959           946
                      Federal National Mortgage Association                               6.50%    07/01/29     2,821         2,782
                      Federal National Mortgage Association                               6.50%    08/01/29       987           973
                      Federal National Mortgage Association                               6.50%    02/01/30       479           472
                      Federal National Mortgage Association                               6.50%    03/01/30       930           918
                      Federal National Mortgage Association                               6.51%    01/01/08        41            42
                      Federal National Mortgage Association                               6.58%    01/01/08        50            51
                      Federal National Mortgage Association                               6.62%    12/01/07       199           204
                      Federal National Mortgage Association                               6.62%    01/01/08        68            70
                      Federal National Mortgage Association                               6.79%    11/01/07       544           561
                      Federal National Mortgage Association                               6.85%    10/01/07       942           976
                      Federal National Mortgage Association                               7.00%    08/01/19       272           274
                      Federal National Mortgage Association                               7.00%    04/01/30       653           654
                      Federal National Mortgage Association                               7.00%    05/01/30       895           897
                      Federal National Mortgage Association                               7.04%    07/01/06       520           537
                      Federal National Mortgage Association                               7.33%    10/01/09        67            71
                      Federal National Mortgage Association                               7.50%    10/01/22       210           214
                      Federal National Mortgage Association                               7.50%    07/01/23       105           107
                      Federal National Mortgage Association                               7.50%    04/01/30     4,078         4,139
                      Federal National Mortgage Association                               7.75%    04/01/17        81            83
                      Federal National Mortgage Association                               8.00%    11/01/09         1             1
                      Federal National Mortgage Association                               8.00%    08/01/14       277           284
                      Federal National Mortgage Association                               8.00%    10/01/14        13            14
                      Federal National Mortgage Association                               8.00%    01/01/17        26            27
                      Federal National Mortgage Association                               8.00%    08/01/29       823           843
                      Federal National Mortgage Association                               8.00%    03/01/30     3,772         3,865
                      Federal National Mortgage Association                               8.50%    09/01/14       136           140
                      Federal National Mortgage Association                               8.50%    01/01/15        29            30

                   See notes to the financial statements.                     35

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                    Income Fund
                    December 31, 2000

                                                                                                              Principal
                                                                                          Rate     Maturity     Amount       Market
                                                                                                    Date        (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S AND FOREIGN       Federal National Mortgage Association                                8.50%   03/01/15   $    100     $    103
GOVERNMENT            Federal National Mortgage Association                                8.50%   03/01/30        628          647
AND AGENCY            Federal National Mortgage Association                                8.75%   02/01/10        135          138
OBLIGATIONS           Federal National Mortgage Association                               10.25%   07/01/13          4            4
(continued)

                      Government National Mortgage Association                             6.00%   03/15/14        201          199
                      Government National Mortgage Association                             6.50%   02/20/01      6,100        6,031
                      Government National Mortgage Association                             6.50%   12/15/12        115          116
                      Government National Mortgage Association                             6.50%   02/15/13        182          183
                      Government National Mortgage Association                             6.50%   05/15/13        338          340
                      Government National Mortgage Association                             6.50%   08/15/13        196          198
                      Government National Mortgage Association                             6.50%   10/15/13        104          105
                      Government National Mortgage Association                             6.50%   02/15/14        130          131
                      Government National Mortgage Association                             6.50%   03/15/28        172          170
                      Government National Mortgage Association                             6.50%   04/15/28        520          515
                      Government National Mortgage Association                             6.50%   06/15/28        225          222
                      Government National Mortgage Association                             6.50%   07/15/28        221          218
                      Government National Mortgage Association                             6.50%   08/15/28        523          518
                      Government National Mortgage Association                             6.50%   09/15/28        176          174
                      Government National Mortgage Association                             6.50%   10/15/28        303          300
                      Government National Mortgage Association                             7.00%   08/15/28         55           55
                      Government National Mortgage Association                             7.50%   01/15/23        430          439
                      Government National Mortgage Association                             7.50%   02/15/23          9           10
                      Government National Mortgage Association                             7.50%   05/15/23        457          466
                      Government National Mortgage Association                             7.50%   06/15/23        491          501
                      Government National Mortgage Association                             7.50%   08/15/23        253          258
                      Government National Mortgage Association                             7.50%   09/15/23        244          249
                      Government National Mortgage Association                             7.50%   11/15/23        327          334
                      Government National Mortgage Association                             7.50%   12/15/23      1,398        1,429
                      Government National Mortgage Association                             7.50%   10/15/29        835          849
                      Government National Mortgage Association                             7.50%   11/15/29        122          124
                      Government National Mortgage Association                             7.50%   06/15/30        193          196
                      Government National Mortgage Association                             8.00%   05/20/22         93           96
                      Government National Mortgage Association                             8.25%   05/15/06         22           23
                      Government National Mortgage Association                             8.50%   01/15/20         10           11
                      Government National Mortgage Association                             8.50%   02/15/21         35           36
                      Government National Mortgage Association                             8.50%   06/15/21         25           26
                      Government National Mortgage Association                             8.50%   08/15/21          7            7
                      Government National Mortgage Association                             8.50%   04/15/23         60           62
                      Government National Mortgage Association                             9.50%   08/20/01          2            2
                      Government National Mortgage Association                             9.50%   10/20/01          3            3
                      Government National Mortgage Association                             9.50%   07/20/02          4            4
                      Government National Mortgage Association                             9.50%   12/20/02          4            4
                      Government National Mortgage Association                             9.50%   01/20/03          6            6
                      Government National Mortgage Association                             9.50%   02/20/03          7            7
                      Government National Mortgage Association                             9.50%   05/20/03         13           13
                      Government National Mortgage Association                             9.50%   08/20/03         10           10
                      Government National Mortgage Association                             9.50%   09/20/03         19           20
                      Government National Mortgage Association                             9.50%   11/20/03         11           11
                      Government National Mortgage Association                             9.50%   09/20/04          6            6

36                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                   Income Fund

                   December 31, 2000

                                                                                                              Principal
                                                                                          Rate     Maturity    Amount      Market
                                                                                                    Date       (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Government National Mortgage Association                             9.50%   08/15/17   $     18     $     19
GOVERNMENT            Government National Mortgage Association                            11.50%   03/15/10          5            6
AND AGENCY            Government National Mortgage Association                            12.00%   03/15/14          1            1
OBLIGATIONS           Government National Mortgage Association                            12.00%   04/15/14          1            1
 (concluded)          Government National Mortgage Association                            12.00%   03/15/15          5            6
                      Government National Mortgage Association                            12.00%   04/15/15          2            2
                      Government National Mortgage Association                            12.00%   06/15/15          4            5
                      Government National Mortgage Association                            12.00%   07/15/15          2            2
                      Government National Mortgage Association                            12.00%   11/15/15         14           15

                      Tennessee Valley Authority                                           7.13%   05/01/30        850          949

                   Foreign Government Securities
                      Argentina (Republic of)                                             11.38%   03/15/10        290          263
                      Brazil (Republic of) +                                               0.00%   04/15/14        542          419
                      Brazil (Republic of)                                                11.00%   08/17/40      1,719        1,399
                      Bulgaria (Republic of)                                               7.75%   07/28/11        200          150
                      Colombia (Republic of)                                              11.75%   02/25/20         90           77
                      Panama (Republic of)                                                 7.75%   07/17/16        194          148
                      Peru (Republic of) +                                                 0.00%   03/07/17         50           32
                      Peru (Republic of)                                                   3.75%   03/07/17         60           35
                      Philippines (Republic of)                                            9.50%   10/21/24        175          155
                      Philippines (Republic of)                                            9.88%   01/15/19        325          257
                      Philippines (Republic of)                                           10.63%   03/16/25        100           82
                      Turkey (Republic of)                                                11.88%   01/15/30         60           53
                   -----------------------------------------------------------------------------------------------------------------
                   Total U.S. and Foreign Government and
                     Agency Obligations 65.83%                                                                               90,307
                      (Cost $86,940)
------------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN   Corporate Securities
CORPORATE             Abbey National Capital Trust                                         8.96%   12/29/49        160          165
BONDS/NOTES           Actuant Financial Corp.                                             13.00%   05/01/09         16           15
                      Adelphia Communications Corp.                                        9.88%   03/01/07         50           46
                      AES Corp.                                                            9.50%   06/01/09         43           44
                      Allied Waste North America, Inc.                                     7.63%   01/01/06         72           69
                      Allied Waste North America, Inc.                                    10.00%   08/01/09         22           21
                      American Axle & Manufacturing, Inc.                                  9.75%   03/01/09         48           40
                      American Standard, Inc.                                              7.63%   02/15/10         70           66
                      Anchor Gaming **                                                     9.88%   10/15/08         68           70
                      ARCO Chemical Co.                                                    9.80%   02/01/20        100           94
                      ARMCO, Inc.                                                          9.00%   09/15/07        138          130
                      Associates Corp. of North America                                    7.95%   02/15/10         55           59
                      Avis Group Holdings Inc.                                            10.00%   05/01/09         32           35
                      Banc One Corp.                                                       9.88%   03/01/09         75           87
                      Bank Of America                                                      7.88%   05/16/05        750          791

                   See notes to the financial statements.                     37

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                   Income Fund

                   December 31, 2000

                                                                                                              Principal
                                                                                                   Maturity     Amount      Market
                                                                                           Rate     Date        (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Bank One Capital                                                     8.75%   09/01/30   $    400     $    395
CORPORATE             Bear Stearns Companies, Inc.                                         7.01%   03/28/03        190          190
BONDS/NOTES           Benedek Communications Corp.                                         0.00%   05/15/06        192          138
(continued)           Beverly Enterprises, Inc.                                            9.00%   02/15/06         85           77
                      Bio-Rad Laboratories, Inc.                                          11.63%   02/15/07         81           84
                      Blount, Inc.                                                        13.00%   08/01/09        128           99
                      BTI Telecom Corp.                                                   10.50%   09/15/07        140           35
                      Calpine Corp.                                                        7.88%   04/01/08         75           71
                      Century Communications Corp.+                                        0.00%   01/15/08        225           88
                      Charter Communications Holdings, LLC**                               8.63%   04/01/09        103           93
                      CIT Group Holdings, Inc.                                             7.63%   08/16/05        750          763
                      Classic Cable, Inc.                                                 10.50%   03/01/10        245          110
                      Collins & Aikman Products Co.                                       11.50%   04/15/06         31           24
                      Columbia/HCA Healthcare Corp.                                        7.25%   05/20/08         87           84
                      Commercial Credit Group, Inc.                                       10.00%   05/15/09      1,121        1,336
                      Container Corp. of America                                           9.75%   04/01/03         85           85
                      Crown Castle International Corp.                                     0.00%   11/15/07        175          142
                      Crown Castle International Corp.                                    10.75%   08/01/11         73           75
                      CSC Holdings, Inc.                                                   7.25%   07/15/08        150          146
                      CSC Holdings, Inc.                                                   9.25%   11/01/05         75           77
                      Deere (John) Capital Corp.                                           6.82%   05/06/02      1,400        1,400
                      Delco Remy International, Inc.                                       8.63%   12/15/07         50           44
                      Delco Remy International, Inc.                                      10.63%   08/01/06        105           84
                      Du Pont (E.I.) de Nemours & Co.                                      8.13%   03/15/04         75           79
                      EchoStar Broadband Corp.                                            10.38%   10/01/07         65           64
                      EchoStar DBS Corp.                                                   9.38%   02/01/09         48           47
                      Electronic Data System Corp.                                         7.45%   10/15/29        650          657
                      Exodus Communications, Inc.**                                       11.63%   07/15/10         50           44
                      Fairchild Semiconductor Corp.                                       10.13%   03/15/07        150          138
                      Financing Corp.                                                      9.70%   04/05/19        130           43
                      Fisher Scientific International, Inc.                                9.00%   02/01/08        175          163
                      Ford Capital BV                                                      9.38%   05/15/01        147          149
                      Ford Motor Co.                                                       7.45%   07/16/31      1,150        1,064
                      Fuji JGB Investment, LLC**                                           9.87%   12/31/49        400          384
                      General Electric Capital Corp.                                       8.70%   05/21/07         50           56
                      General Electric Capital Corp.                                       8.85%   04/01/05        500          554
                      Georgia Gulf Corp.                                                  10.38%   11/01/07         45           42
                      General Motors Acceptance Corp.                                      7.50%   07/15/05        700          720
                      General Motors Acceptance Corp.                                      7.75%   01/19/10        750          774
                      GMAC Commercial Mortgage Securities, Inc.                            6.95%   09/15/33        400          412
                      Goldman Sachs Group, Inc.                                            7.80%   01/28/10        750          787
                      Heller Financial, Inc.                                               8.00%   06/15/05      1,000        1,040
                      Hercules, Inc.**                                                    11.13%   11/15/07         64           64
                      HMH Properties, Inc.                                                 8.45%   12/01/08          7            7
                      Hollywood Casino Corp.                                              11.25%   05/01/07         75           78
                      Host Marriott Corp.**                                                9.25%   10/01/07          7            7
                      Household Financial Corp.                                            8.00%   05/09/05        750          786


38                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

Income Fund

December 31, 2000

                                                                                                              Principal
                                                                                                   Maturity     Amount      Market
                                                                                           Rate      Date       (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Huntsman Corp.**                                                     9.50%   07/01/07   $    156     $     90
CORPORATE             Huntsman ICI Holdings, LLC                                          13.38%   12/31/09        180           49
BONDS/NOTES           Hyperion Telecommunications, Inc.+                                   0.00%   04/15/03         60           44
(continued)           Hyperion Telecommunications, Inc.                                   12.00%   11/01/07         50           22
                      IBJ Preferred Capital Co., LLC                                       8.79%   12/29/49        400          364
                      ICN Pharmaceuticals, Inc.                                            9.25%   08/15/05         53           51
                      Insight Midwest LP**                                                10.50%   11/01/10         64           65
                      Intermedia Communications, Inc.                                      8.88%   11/01/07        100           70
                      Intermedia Communications, Inc.                                      9.50%   03/01/09         50           35
                      Lear Corp.                                                           7.96%   05/15/05         40           38
                      Lehman Brothers Holdings, Inc.                                       6.97%   07/08/02        700          701
                      Lehman Brothers Holdings, Inc.                                       8.25%   06/15/07        700          742
                      Level 3 Communications, Inc.                                         9.13%   05/01/08        175          140
                      Lockheed Martin Corp.                                                8.50%   12/01/29        350          396
                      Lyondell Chemical Co.                                                9.63%   05/01/07         22           21
                      Marconi Corp. PLC                                                    8.38%   09/15/30        350          319
                      McleodUSA, Inc.                                                      8.13%   02/15/09         11           10
                      McleodUSA, Inc.                                                      8.38%   03/15/08         50           44
                      McleodUSA, Inc.                                                      9.25%   07/15/07         75           68
                      McleodUSA, Inc.                                                      9.50%   11/01/08         25           23
                      Metromedia Fiber Network, Inc.                                      10.00%   12/15/09          9            7
                      MGM Grand, Inc.                                                      9.75%   06/01/07         37           39
                      NCNB Corp.                                                          10.20%   07/15/15        774          930
                      News America Holdings, Inc.                                          8.00%   10/17/16        600          542
                      Nextel Communications, Inc.+                                         0.00%   10/31/07        200          146
                      NEXTLINK Communications, Inc.+                                       0.00%   04/15/08        150           78
                      NEXTLINK Communications, Inc.+                                       0.00%   06/01/09         92           45
                      NEXTLINK Communications, Inc.                                       10.75%   06/01/09          7            6
                      Norfolk Southern Corp.                                               6.20%   04/15/09        600          575
                      Norfolk Southern Corp.                                               7.80%   05/15/27        360          367
                      Nortek, Inc.                                                         8.88%   08/01/08         55           49
                      Nortek, Inc.                                                         9.13%   09/01/07        100           90
                      NTL Communications Corp.+                                            0.00%   10/01/08         45           25
                      NTL Communications Corp.**                                          11.88%   10/01/10         14           12
                      NTL, Inc.+                                                           0.00%   04/01/08        160           91
                      Orion Power Holdings, Inc.**                                        12.00%   05/01/10         53           58
                      P & L Coal Holdings Corp.                                            9.63%   05/15/08        150          149
                      Pacific Gas & Electric Co.**                                         7.38%   11/01/05        100           83
                      Packaging Corp. of America                                           9.63%   04/01/09         50           52
                      Park Place Entertainment Corp.                                       9.38%   02/15/07         37           38
                      Pepsi Bottling Group, Inc.                                           7.00%   03/01/29        650          641
                      Philip Morris Capital Corp.                                          7.20%   02/01/07        500          500
                      Philip Morris Capital Corp.                                          7.50%   07/16/09        500          479
                      Pioneer National Resource Co.                                        9.63%   04/01/10         26           28
                      Plains Resources, Inc.                                              10.25%   03/15/06         75           75
                      Pride Petroleum Services, Inc.                                       9.38%   05/01/07         50           51
                      PSI Net, Inc.                                                       11.50%   11/01/08        150           42
                      Raytheon Co.                                                         6.75%   08/15/07        650          646
                      RBF Finance Co.                                                     11.38%   03/15/09        105          121
                      Reynolds (R J) Tobacco Holdings, Inc.                                7.75%   05/15/06        800          754
                      Riverwood International Corp.                                       10.88%   04/01/08         90           81

                   See notes to the financial statements.                     39

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                   Income Fund

                   December 31, 2000


                                                                                                              Principal
                                                                                          Rate    Maturity     Amount        Market
                                                                                                     Date      (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN      Rohm & Haas Co.                                                     7.85%    07/15/29   $   700      $    707
CORPORATE             Station Casinos, Inc.                                               8.88%    12/01/08       150           147
BONDS/NOTES           Telecorp PCS, Inc.                                                 10.63%    07/15/10        20            20
  (continued)         Telefonica Europe BV                                                8.25%    09/15/30       400           399
                      Tembec Finance Corp.                                                9.88%    09/30/05        14            14
                      Tenet Healthcare Corp.                                              8.13%    12/01/08       150           151
                      Textron Financial Corp.                                             7.00%    03/18/02       200           200
                      Triton Energy Ltd. **                                               8.88%    10/01/07        15            15
                      TRW, Inc.                                                           7.09%    03/25/02       700           700
                      TV Guide, Inc.                                                      8.13%    03/01/09        75            73
                      UBS Pfd Funding Trust I                                             8.62%    10/29/49       700           735
                      Unilever Capital                                                    7.13%    11/01/10       360           377
                      Union Pacific Corp.                                                 6.63%    02/01/29       750           673
                      US Unwired, Inc. +                                                  0.00%    11/01/09        45            20
                      Venetian Casino Resort LLC                                         12.25%    11/15/04        70            70
                      Visteon Corp.                                                       8.25%    08/01/10       705           686
                      Voicestream Wireless Corp.                                         10.38%    11/15/09        63            68
                      Wal-Mart Stores, Inc.                                               7.55%    02/15/30       900           997
                      Waste Management, Inc.                                              6.88%    05/15/09       100            94
                      Waste Management, Inc.                                              7.38%    05/15/29       500           444
                      Wells Fargo Bank NA                                                 7.26%    05/02/05       400           399
                      Williams Communications Group, Inc.                                10.88%    10/01/09        17            13
                      Williams Communications Group, Inc. **                             11.88%    08/01/10        43            33
                      Winstar Communications, Inc.                                        0.00%    04/15/10       125            34
                      Winstar Communications, Inc.                                       12.75%    04/15/10        23            16
                      WMX Technologies, Inc.                                              7.00%    10/15/06       125           121
                      Worldcom, Inc.                                                      8.25%    05/15/10       400           414
                      Xerox Corp.                                                         5.50%    11/15/03       130            73
                      Zurich Capital Trust Co. **                                         8.38%    06/01/37       600           582

                   Corporate Asset and Mortgage Backed Securities
                      AESOP Funding II LLC **                                             6.14%    05/20/06       500           496
                      Americredit Automobile Receivables Trust                            6.70%    03/05/04     1,370         1,377
                      California Infrastructure PG&E-1                                    6.25%    06/25/04     3,000         3,004
                      California Infrastructure SCE-1                                     6.22%    03/25/04     2,700         2,702
                      Capital Lease Funding Securitization **                             7.69%    06/22/24       800           833
                      CMS Energy Corp.                                                    9.88%    10/15/07       101           106
                      Commercial Mortgage Asset Trust                                     6.59%    07/17/08     1,000         1,014
                      Commercial Mortgage Asset Trust                                     7.55%    12/17/09       180           192
                      Contimortgage Home Equity Loan                                      6.37%    02/25/26     1,201         1,144
                      Credit Suisse First Boston                                          6.55%    11/17/07       675           683
                      Daimler Chrysler North America Holdings                             7.40%    01/20/05       750           753
                      Delta Funding Home Equity Loan Trust                                5.98%    02/15/23     1,400         1,392
                      GMAC Mortgage Corporation Loan Trust                                6.75%    05/25/24        90            90
                      Green Tree Home Improvement Loan Trust                              7.45%    09/15/28     1,500         1,422
                      Green Tree Recreational Equipment                                   7.25%    03/15/29       151            90
                      Household Automotive Trust                                          6.79%    09/17/01       614           614


40                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

Statement of Investments (concluded)
Income Fund
December 31, 2000

                                                                           Principal
                                                                Maturity    Amount    Market
                                                        Rate      Date       (000)     (000)
----------------------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
(concluded)
        Nomura Asset Securities Corp.                   7.12%   04/13/36    $ 1,000  $   1,035
        Onyx Acceptance Auto Trust                      6.67%   07/15/03      1,270      1,313
        Security National Mortgage Loan Trust **        8.80%   04/25/24        600        600
        WFS Financial Owner Trust                       7.07%   08/20/03      1,200      1,208

Corporate Foreign Securities
        Bank Tokyo Mitsubishi Ltd.                      8.40%   04/15/10        800        852
        Compagnie Generale De Geophysique **           10.63%   11/15/07         53         54
        Flextronics International, Ltd. **              9.88%   07/01/10         30         29
        Hydro Quebec                                    8.63%   06/15/29        775        951
        Koninklijke Kpn NV                              8.38%   10/01/30        180        165
        Mexico (Utd Mex St)                             6.25%   12/31/19        490        447
        Quebec Providence                               7.50%   09/15/29        750        800
        Royal Bank Scotland Group PLC                   8.82%   03/31/05        300        314
        SB Treasury Co., LLC ** *+                      0.00%   12/29/49        800        807
        United Mexican States                          11.50%   05/15/26      1,215      1,479
        --------------------------------------------------------------------------------------
Total Corporate Bonds 43.64%                                                            59,864
        (Cost $59,166)
----------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT
        J.P. Morgan Securities, Inc. -- Repurchase Agreement
           (secured by $5,100, FHLMC,
           6.85%, 07/13/01)                            6.40%    01/02/01      5,000      5,000
        --------------------------------------------------------------------------------------
        Total Short-Term Investments 3.64%                                               5,000
           (Cost $5,000)
        ======================================================================================
        Total Investments 113.13%                                                      155,203
           (Cost $151,108)

        Liabilities in Excess of
           Cash and Other Assets (13.13%)                                              (18,019)
        --------------------------------------------------------------------------------------
        Net Assets 100.00%                                                            $137,184
        ======================================================================================

         * Non-income producing for the year ended December 31, 2000, as this security did not pay dividends.
        ** Securities exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2000, these securities amounted to $4,419 or 3.2 percent of net assets.
         + Denotes a step bond: a zero coupon bond that converts to a fixed or variable rate at a future date.

         See notes to the financial statements.                               41

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

Statement of Investments
Short-Term Investment Fund
December 31, 2000

[Pie chart appears here]

Cash & Other Net Assets   1.0%
Short-Term Investments   99.0%

                                                                           Principal
                                                                Maturity    Amount    Market
                                                        Rate      Date       (000)     (000)
----------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS
        Federal Farm Credit Bank
          Discount Note                                 6.35%   03/05/01    $  412    $   408

        Federal Home Loan
          Bank Discount Note                            6.28%   04/20/01       326        320

        Federal Home Loan
          Mortgage Discount Note                        6.05%   10/11/01       470        449

        Federal National Mortgage
          Association Discount Note                     6.30%   04/16/01       317        311

        Student Home Loan
          Discount Note                                 6.11%   09/17/01       500        479
        -------------------------------------------------------------------------------------
        Total Investments  99.24%                                                       1,967
          (Cost $1,964)

        Cash and Other Assets in
          Excess of Liabilities  0.76%                                                     15
        -------------------------------------------------------------------------------------
        Net Assets  100.00%                                                           $ 1,982
        =====================================================================================

42      See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                           Statement of Investments
[Pie Chart Appears Here]   Small Cap Growth Fund
                           December 31, 2000

Cash & Other Net Assets  5.7%
Common Stock            94.3%

                                                         Number of       Market
                                                           Shares         (000)
--------------------------------------------------------------------------------

COMMON STOCK      Banks & Financial Services 7.43%
                    Associated Banc-Corp.                  19,100      $    578
                    Bank United Corp.                       9,000           614
                    Citizens Banking Corp.                  3,000            87
                    Commerce Bancorp, Inc.                  2,700           185
                    Cullen Frost Bankers, Inc.             12,000           502
                    Downey Financial Corp.                  3,300           182
                    East West Bancorp, Inc.                 4,000            99
                    FirstFed Financial Corp.*              12,400           401
                    FirstMerit Corp.                        2,800            75
                    Investors Financial Services Corp.     27,500         2,363
                    Southwest Bancorp of Texas, Inc.*      23,600         1,013
                    UCBH Holdings, Inc.                     2,400           112
                  --------------------------------------------------------------
                                                                          6,211
                  Business Services 1.18%
                    ADVO, Inc.*                            13,800           612
                    Corporate Executive Board Co.*          9,600           377
                  --------------------------------------------------------------
                                                                            989
                  Communication Equipment & Services 2.19%
                    Anaren Microwave, Inc.*                 2,900           195
                    Boston Communications Group, Inc.*      7,200           201
                    L-3 Communications Holdings, Inc.*     18,600         1,432
                  --------------------------------------------------------------
                                                                          1,828
                  Computer Software & Services 8.90%
                    Advanced Digital Information Corp.*     9,600           221
                    Carreker Corp.*                        18,400           637
                    Cerner Corp.*                          20,300           939
                    Computer Network Technology Corp.*      7,000           202
                    Concurrent Computer Corp.*             25,900           139
                    Docent, Inc.*                           2,640            23
                    Eclipsys Corp.                         23,900           586
                    Jack Henry & Associates, Inc.          10,900           676
                    Informatica Corp.*                      9,200           363
                    InforMax, Inc.*                         7,000            67
                    Manugistics Group, Inc.*               41,000         2,334
                    Mentor Graphics Corp.*                 14,700           402
                    Netegrity, Inc.*                        7,550           410
                    TALX Corp.                             11,100           444
                  --------------------------------------------------------------
                                                                          7,443
                  Consumer Products 2.13%
                    Oakley, Inc.*                          21,000           284
                    Reebok International Ltd.*             19,500           533
                    Timberland Co.*                        14,400           963
                  --------------------------------------------------------------
                                                                          1,780
                  Education 4.85%
                    Computer Learning Centers, Inc.*          388             -
                    Corinthian Colleges, Inc.*             43,800         1,662
                    Education Management Corp.*            39,200         1,401
                    Scholastic Corp.*                      11,200           990
                  --------------------------------------------------------------
                                                                          4,053





                  See notes to the financial statements.                      43

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                  Small Cap Growth Fund
                  December 31, 2000

                                                             Number of    Market
                                                              Shares      (000)
--------------------------------------------------------------------------------

COMMON STOCK      Electronic Equipment & Services 1.15%
(continued)         Aeroflex, Inc.*                            14,000    $  403
                    Optical Communication Products, Inc.*      12,800       144
                    Planar Systems, Inc.*                       7,900       197
                    Teleflex, Inc.                              4,800       212
                  --------------------------------------------------------------
                                                                            956
                  Energy 10.05%
                    Barrett Resources Corp.*                    8,000       454
                    Basin Exploration, Inc.*                    4,400       112
                    Tom Brown, Inc.*                            6,000       197
                    Cabot Oil & Gas Corp.                      20,100       627
                    Chesapeake Energy Corp.                    43,500       440
                    Comstock Resources, Inc.*                   7,600       112
                    Cross Timbers Oil Co.                      44,150     1,225
                    Forest Oil Corp.*                           8,700       321
                    HS Resources, Inc.*                         4,800       203
                    Helmerich & Payne, Inc.                     4,900       215
                    Houston Exploration Co.*                      400        15
                    Louis Dreyfus Natural Gas Corp.*            4,400       202
                    Mitchell Energy & Development Corp.         3,200       196
                    Noble Affiliates, Inc.                     18,100       833
                    Ocean Energy, Inc.                         11,800       205
                    Patterson Energy, Inc.*                    19,100       625
                    Pioneer Natural Resources Co.*             11,300       222
                    Pogo Producing Co.                          7,100       221
                    Spinnaker Exploration Co.*                 17,200       731
                    St. Mary Land & Exploration Co.             3,500       117
                    Stone Energy Corp.*                         3,800       245
                    Unit Corp.*                                10,400       197
                    UTI Energy Corp.*                           6,700       220
                    Veritas DGC, Inc.*                          6,700       216
                    Western Gas Resources, Inc.                 7,300       246
                  --------------------------------------------------------------
                                                                          8,397
                  Entertainment & Recreation 2.50%
                    International Game Technology, Inc.        43,600     2,093

                  Food and Beverage 3.95%
                    Brinker International, Inc.*               31,500     1,331
                    California Pizza Kitchen, Inc.*            23,300       658
                    Dreyer's Grand Ice Cream, Inc.              1,200        39
                    Earthgrains Co.                             6,800       126
                    Robert Mondovi Corp.*                       4,600       248
                    O'Charley's, Inc.*                          5,200        93
                    Rare Hospitality International, Inc.*      19,600       437
                    Ruby Tuesday, Inc.                          7,800       119
                    Smithfield Foods, Inc.*                     8,400       255
                  --------------------------------------------------------------
                                                                          3,306

                  Health Care & Pharmaceuticals 29.31%
                    Advance Paradigm, Inc.*                    32,700     1,486
                    Albany Molecular Research, Inc.*           28,500     1,760
                    AmeriSource Health Corp.*                  11,300       571
                    ArQule, Inc.*                              17,500       559
                    Array BioPharma, Inc.*                      8,100        71



44                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                  Small Cap Growth Fund
                  December 31, 2000

                                                              Number of   Market
                                                               Shares     (000)
--------------------------------------------------------------------------------

COMMON STOCK        Aurora Biosciences Corp.*                    5,500  $   173
(continued)         Aviron*                                      3,900      261
                    Barr Laboratories, Inc.*                    10,900      795
                    Bindley Western Industries, Inc.            27,200    1,131
                    Celgene Corp.*                              15,900      518
                    Cell Therapeutics, Inc.*                     3,400      153
                    Chieftain International, Inc.*               1,600       44
                    Cima Labs, Inc.*                            16,000    1,040
                    Coventry Health Care, Inc.*                 18,900      507
                    DaVita, Inc.*                               10,200      175
                    Dyax Corp.*                                 15,300      324
                    Genaissance Pharmaceuticals, Inc.*          28,000      502
                    Genencor International, Inc.*                7,200      123
                    Henry Schein, Inc.*                         21,900      757
                    Immunogen, Inc.*                            20,000      429
                    Inhale Therapeutics Systems, Inc.*          20,300    1,015
                    Inspire Pharmaceuticals, Inc.*               8,400      218
                    InterMune Pharmaceuticals, Inc.*            11,800      522
                    IntraBiotics Pharmaceuticals, Inc.*         31,000      289
                    Manor Care, Inc.*                           22,600      466
                    Medicis Pharmaceutical Corp.*               10,000      591
                    Myriad Genetics, Inc.*                       4,900      404
                    Noven Pharmaceuticals, Inc.*                24,928      925
                    Orthodontic Centers of America, Inc.*       19,200      600
                    OSI Pharmaceuticals, Inc.*                  18,100    1,449
                    Pharmaceutical Product Development, Inc.*   14,300      711
                    POZEN, Inc.*                                 8,200      149
                    Shire Pharmaceuticals Group PLC (ADR)*      16,721      767
                    Techne Corp.*                               20,700      746
                    Titan Pharmaceuticals, Inc.*                35,600    1,259
                    Triad Hospitals, Inc.*                      12,700      414
                    Varian, Inc.*                                4,900      166
                    Vertex Pharmaceuticals, Inc.*               34,000    2,431
                  --------------------------------------------------------------
                                                                         24,501

                  Insurance 4.03%
                    HCC Insurance Holdings, Inc.                18,700      504
                    Mid Atlantic Medical Services, Inc.*        30,000      594
                    MONY Group, Inc.                            10,600      524
                    Oxford Health Plans, Inc.*                  10,200      403
                    Reinsurance Group of America, Inc.          18,400      653
                    RenaissanceRe Holdings Ltd.                  6,700      525
                    W.R. Berkley Corp.                           3,500      165
                  --------------------------------------------------------------
                                                                          3,368

                  Manufacturing (Diversified) 4.17%
                    Bruker Daltonics, Inc.*                     21,500      508
                    Ciphergen Biosystems, Inc.*                  9,800      127
                    Illumina, Inc.*                             10,000      160
                    Inverness Medical Technology, Inc.*         11,100      432
                    Precision Castparts Corp.                    5,400      227
                    Shaw Group, Inc.*                           40,600    2,030
                  --------------------------------------------------------------
                                                                          3,484


                  See notes to the financial statements                       45

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                  Statement of Investments (concluded)
                  Small Cap Growth Fund
                  December 31, 2000


                                                             Number of    Market
                                                              Shares      (000)
--------------------------------------------------------------------------------

COMMON STOCK      Retail 4.35%
 (concluded)        American Eagle Outfitters, Inc.*           25,200  $  1,065
                    BEBE Stores, Inc.*                         11,800       252
                    Gymboree Corp.*                            23,800       320
                    Pier 1 Imports, Inc.                        2,500        26
                    Stein Mart, Inc.*                           8,300        96
                    Talbots, Inc.                               7,504       342
                    Venator Group, Inc.*                       67,900     1,052
                    Wet Seal, Inc.*                            23,700       486
                  --------------------------------------------------------------
                                                                          3,639

                  Transportation 0.73%
                    Offshore Logistics, Inc.*                  19,100       413
                    Seacor Smit, Inc.*                          3,800       200
                  --------------------------------------------------------------
                                                                            613

                  Utilities 4.23%
                    Calpine Corp.*                             43,000     1,938
                    MDU Resources Group, Inc.                  39,400     1,281
                    Orion Power Holdings, Inc.*                12,800       315
                  --------------------------------------------------------------
                                                                          3,534

                  Waste Management 3.15%
                    Tetra Tech, Inc.*                          31,800     1,012
                    Waste Connections, Inc.*                   49,200     1,625
                  --------------------------------------------------------------
                                                                          2,636

                  Total Common Stock 94.30%                              78,832
                    (Cost $71,326)
                  ==============================================================


                                                                               Principal
                                                      Rate       Maturity       Amount           Market
                                                                   Date          (000)            (000)
--------------------------------------------------------------------------------------------------------
SHORT-TERM        Federal Home Loan Bank
INVESTMENT          Discount Note                     5.35%     01/02/01        $ 8,380         $ 8,379
                  --------------------------------------------------------------------------------------

                  Total Short-Term Investment 10.02%                                              8,379
                    (Cost $8,379)
                  ======================================================================================

                  Total Investments 104.32%
                    (Cost $79,705)                                                               87,211

                  Liabilities in Excess of
                    Cash and Other Assets (4.32%)                                                (3,613)
                  --------------------------------------------------------------------------------------

                  Net Assets 100.00%                                                            $83,597
                  ======================================================================================

                  * Non-income producing during the year ended December 31, 2000 as this security did not pay dividends.



46                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                  Statement of Investments
                  International Equity Fund
                  December 31, 2000

                                  [Pie Chart
                                 Appears Here]

North America               1.6%
Cash & Other Net Assets     9.3%
Europe                     68.9%
Pacific                    20.2%

                                                              Number of   Market
                                                                Shares    (000)
--------------------------------------------------------------------------------

COMMON AND        Australia 1.16%
PREFERRED STOCK     Broken Hill Proprietary Co. Ltd.
                      (Steel & Metals)                           30,090  $  317
                    WMC Ltd. (Steel & Metals)                    41,525     177
                  --------------------------------------------------------------
                                                                            494

                  Belgium 1.22%
                    Interbrew (Food & Beverage)*                 14,900     519
                    Interbrew (Food & Beverage) warrants*         5,600       0
                  --------------------------------------------------------------
                                                                            519

                  Canada 1.58%
                    Canadian National Railway Co. (Railroads)    14,133     418
                    Nortel Networks Corp. (Telecommunications)    8,001     257
                  --------------------------------------------------------------
                                                                            675

                  France 17.33%
                    Accor SA (Hotels & Casinos)                   3,843     162
                    Alcatel Alasthom Cge (Telecommunications)     9,550     543
                    Aventis (Pharmaceuticals)                     9,922     871
                    Aventis SA (Pharmaceuticals)                  3,475     303
                    AXA UAP (Insurance)                           3,006     435
                    Bic SA (Consumer Products)                    5,252     207
                    Bnp Paribas (Banking)                         4,444     390
                    Bouygues (Real Estate)                        4,810     218
                    Casino Guichardo Perrach pfd. (Retail)        4,137     270
                    CGIP-Comp Gen D'Ind & D'Particip
                     (Containers & Paper)                         1,950      92
                    Christian Dior (Apparel)                      5,842     280
                    Credit Lyonnais (Banking)                     9,441     330
                    Eads (Euro Aero)*                               442      10
                    Equant NV (Communications)*                   5,800     152
                    Eurotunnel EPLC (Construction)*             194,932     194
                    Lagardere S.C.A. (Diversified Manufacturer)   2,247     130
                    Pinault Printemps (Retail)                      977     210
                    Rhodia SA (Chemicals)                        20,141     312
                    Schneider Electric SA (Industrial Specialty)  3,484     254
                    Stmicroelectronics (Electronic Components)    3,919     171
                    Suez Lyonnaise Des Eaux (Water Supply)        3,581     654
                    Total Fina SA-B (Oil & Gas Production)        6,086     905
                    Vivendi (Water Supply)*                       4,645     306
                  --------------------------------------------------------------
                                                                          7,399

                  Germany 13.63%
                    Allianz AG (Insurance)                        1,459     546
                    Bayer AG (Chemicals)                         14,906     782
                    Bayer Hypo Vereins (Banking)                  7,577     429
                    Celanese AG (Chemicals)                         458       8
                    CommerzBank AG (Banking)                      5,186     151
                    Deutsche Bank AG (Banking)                    4,964     417
                    Deutsche Post AG (Transport-Services)*        7,674     165
                    Deutsche Telekom (Telecommunications)         5,707     172
                    Dresdner Bank AG (Banking)                    7,204     314
                    E.On AG Corporation (Electric Utilities)     20,132   1,225
                    Ergo Versicherungs Gruppe AG (Insurance)      1,962     332
                    Heidelberger Druckmaschinen
                     (Printing & Publishing)                        282      17
                    Infineon Technologies AG (Semiconductors)     3,034     113




                 See notes to the financial statements.                       47

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

                  International Equity Fund

                  December 31, 2000

                                                               Number of  Market
                                                                Shares    (000)
--------------------------------------------------------------------------------

COMMON AND          Metro AG (Department & Chain Stores)           5,738  $  269
PREFERRED STOCK     Munchener Ruckvers (Insurance)                 1,023     366
 (continued)        SAP AG pfd. (Computer Software)                1,201     169
                    Siemens AG (Electrical Products)               2,633     344
                  --------------------------------------------------------------
                                                                           5,819

                  Hong Kong 1.13%
                    China Mobile (Telecommunications)*            36,000     197
                    Hutchison Whampoa Ltd.
                     (Diversified Manufacturer)                   15,400     192
                    Legend Holdings Ltd. (EDP Peripherals)        88,000      55
                    MTR Corp. (Railroads)*                        22,000      39
                  --------------------------------------------------------------
                                                                             483

                  Italy 6.65%
                    Alleanza Assicuraz (Insurance)                12,100     193
                    Assicurazioni Generali Spa (Insurance)        18,200     723
                    BCA Intesa Spa (Banking)                     108,071     519
                    Gucci Group (Retail)                           3,635     322
                    Holding DI Partecipazioni Industrial
                     (Miscellaneous)                              85,600     106
                    Mediobanca Spa (Banking)                      50,000     567
                    Ras (Insurance)                               26,300     410
                  --------------------------------------------------------------
                                                                           2,840

                  Japan 17.95%
                    Chugai Pharmaceutical Ltd. (Pharmaceuticals)  19,000     316
                    Daiwa Securities Co. Ltd. (Financial)         23,000     240
                    DDI Corp. (Telecommunications)                    17      82
                    East Japan Railway (Railroads)                    79     463
                    Kyocera Corp. (Electronic Components)          1,100     120
                    Matsushita Electric Ind. Co.
                     (Electronic Components)                      26,000     621
                    Mitsubishi Estate (Real Estate)               34,000     363
                    Mitsui Fudosan (Real Estate)                  40,000     397
                    Mizuho Holdings (Financial)                       87     539
                    NEC Corp. (Electronic Components)             19,000     347
                    Nikko Securities (Financial)                  27,000     209
                    Nintendo Co. Ltd. Kyoto
                     (Recreational Products)                       2,200     346
                    Nippon Telephone & Telegraph Corp.
                     (Telecommunications)                             45     324
                    Nissan Motor Co. Ltd. (Automobiles)*          46,000     265
                    Nomura Securities (Financial)                 22,000     396
                    NTT Mobile Communications Network, Inc.
                     (Telecommunications)                             25     431
                    Sakura Bank (Banking)                         66,000     398
                    Sankyo Co. Ltd. (Pharmaceuticals)             14,000     336
                    Sanyo Electric Co. (Electronic Components)    24,000     199
                    Sony Corp. (Consumer Electronics)              3,800     263
                    Sony Corp. (ADR) (Consumer Electronics)          600      42
                    Sumitomo Electric Industries
                     (Electronic Components)                      19,000     311
                    Takeda Chemical Industry Ltd.
                     (Pharmaceuticals)                             3,000     177
                    Toshiba Corp. (Electronic Components)         26,000     174
                    Yamanouchi Pharmacy Co. Ltd.
                     (Pharmaceuticals)                             7,000     302
                  --------------------------------------------------------------
                                                                           7,661

                  Netherlands 5.52%
                    Abn Amro Holdings NV (Banking)                20,480     466
                    Akzo-Nobel NV (Chemicals)                      4,850     260



48                See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT


                  Statement of Investments  (continued)
                  International Equity Fund

                  December 31, 2000

                                                               Number of  Market
                                                                Shares    (000)
                                                                 (000)
--------------------------------------------------------------------------------

COMMON AND          Asm Lithography Holdings NV (Computers)*       7,200 $   164
PREFERRED STOCK     Elsevier NV (Print Media)                      9,200     135
 (concluded)        Fortis NV (Banking)                            4,600     149
                    Heineken NV (Alcohol & Tobacco)                7,400     448
                    Laurus NV (Retail)                             4,340      41
                    Unilever NV (Food & Beverage)                  7,500     475
                    Vnu NV (Print Media)                           4,490     221
                  --------------------------------------------------------------
                                                                           2,359

                  Spain 0.77%
                    Telefonica SA (Telecommunications)*           19,970     330

                  Sweden 0.70%
                    L.M. Ericsson Telephone Co.- B (ADR)
                     (Telecommunications)                         26,200     298

                  Switzerland 4.80%
                    Nestle SA (Food & Beverage)                      342     798
                    Roche Holdings Basel AG (Pharmaceuticals)         30     306
                    Swiss Ruckversicher (Insurance)                  142     340
                    UBS AG (Banking)                               3,715     606
                  --------------------------------------------------------------
                                                                           2,050

                  Taiwan 0.02%
                    Gigamedia Ltd. (Computer Software)*            2,600       7

                  United Kingdom 17.97%
                    Arm Holdings PLC (Electronic Conductors)*      9,435      72
                    Bae Systems (Aerospace)                       61,111     349
                    BOC Group PLC (Chemicals)                     27,782     423
                    BP Amoco PLC (Oil Companies)                  77,501     626
                    British Airways (Aerospace)                   36,859     215
                    British Telecom PLC (Telecommunications)      29,382     251
                    Cable + Wireless PLC (Telecommunications)     27,334     369
                    Diageo PLC (Alcohol & Tobacco)                28,088     315
                    Emi Group PLC (Broadcasting & Entertainment)  40,999     337
                    Glaxo Wellcome PLC (Pharmaceuticals)*         15,931     450
                    Granada Media PLC
                     (Broadcasting & Entertainment)               24,967     159
                    Prudential Corp. PLC (Insurance)              13,665     220
                    Reed International (Print Media)              97,917   1,025
                    Reuters Group PLC (Printing & Publishing)     34,355     582
                    Rio Tinto-Zinc Corp. PLC (Steel & Metals) 26,972 475 Shell Transportation & Trading Co. PLC
                     (Oil Companies)                              84,693     695
                    Vodafona Airtouch Public Ltd.
                     (Telecommunications)                        301,615   1,107
                  --------------------------------------------------------------
                                                                           7,670


                  Total Common and Preferred Stock 90.43%         48,770  38,604
                    (Cost $39,063)
                  ==============================================================



                  See notes to the financial statements.                      49

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT


                               Statement of Investments (concluded)
                               International Equity Fund

                               December 31, 2000

                                                                                       Principal
                                                              Rate        Maturity      Amount          Market
                                                                            Date        (000)            (000)
------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES       France 0.28%
                         Eurotunnel (Construction)*           1.00%        04/03/40    $      100      $    120
                      United Kingdom 0.01%
                        British Aerospace
                        (Aerospace)                           7.54%        11/29/03             2             2
                      --------------------------------------------------------------------------------------------

                      Total Corporate Notes 0.29%                                                           122
                        (Cost $150)

------------------------------------------------------------------------------------------------------------------
SHORT-TERM            State Street Bank - Repurchase Agreement
INVESTMENT              (secured by $3,887, US Treasury Note
                        3.875%, 01/15/09)                     5.95%        01/02/01         3,808         3,808
                      --------------------------------------------------------------------------------------------

                      Total Short-Term Investment 8.92%                                                   3,808
                        (Cost $3,808)
                      ============================================================================================
                      Total Investments 99.64%                                                           42,534
                        (Cost $43,021)

                      Foreign Currency 0.02%
                        (Various Denominations)                                                               9
                        (Cost $9)

                      Cash and Other Assets in
                        Excess of Liabilities 0.34%                                                         146
                      --------------------------------------------------------------------------------------------

                      Net Assets 100.00%                                                                $42,689
                      ============================================================================================

                      *  Non-income producing for the year ended December 31, 2000 as this security did not pay dividends.



50                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]       Statement of Investments
Cash & Other                   Socially Responsible Fund
Net Assets 1.3%                December 31, 2000

Common &
Preferred Stock 98.7%


                                                       Number of       Market
                                                         Shares         (000)
==============================================================================
COMMON STOCK       Automotive 0.80%
                     PACCAR Inc.                          12,300       $   606

                   Banks & Financial Services 18.64%
                     Bank Of America Corp.                30,550         1,401
                     Bank One Corp.                       21,300           780
                     Citigroup, Inc.                      24,266         1,239
                     Federal National Mortgage
                     Association                          18,150         1,575
                     FleetBoston Financial Corp.          52,900         1,987
                     J.P. Morgan Chase & Co.              24,300         1,104
                     Lehman Brothers Holdings, Inc.       17,700         1,197
                     Merrill Lynch & Co., Inc.            25,400         1,732
                     PNC Financial Services Group, Inc.   22,200         1,622
                     Wells Fargo & Co.                    27,500         1,531
                   -----------------------------------------------------------
                                                                        14,168
                   Business Machines 0.74%
                     Compaq Computer Corp.                37,200           560

                   Chemicals 3.39%
                     Dow Chemical Co.                     23,100           846
                     Du Pont (E.I.) de Nemours & Co.      16,600           802
                     Rohm & Haas Co.                      25,500           926
                   -----------------------------------------------------------
                                                                         2,574
                   Communication Equipment & Services 6.16%
                     AT&T Corp.                           11,000           190
                     BellSouth Corp.                      21,300           872
                     Comcast Corp. - A*                   25,400         1,059
                     SBC Communications, Inc.             23,622         1,128
                     Sprint Corp.                         20,500           416
                     Verizon Communications               20,322         1,019
                   -----------------------------------------------------------
                                                                         4,684
                   Computer Software & Services 1.52%
                     Cadence Design Systems, Inc.*        42,000         1,155

                   Consumer Products 3.68%
                     Avon Products, Inc.                  15,800           756
                     Clorox Co.                           18,900           671
                     Procter & Gamble Co. (The)           17,450         1,369
                   -----------------------------------------------------------
                                                                         2,796
                   Electronic Equipment & Services 4.78%
                     Agilent Technologies, Inc.*           4,347           238
                     Applied Materials, Inc.*             20,000           764
                     Eaton Corp.                           4,100           308
                     Micron Technology, Inc.*             33,900         1,203
                     Teradyne, Inc.*                      24,800           924
                     Vishay Intertechnology, Inc.*        12,900           195
                   -----------------------------------------------------------
                                                                         3,632
                   Energy 8.39%
                     Burlington Resources, Inc.           32,200         1,626
                     Diamond Offshore Drilling, Inc.      29,600         1,184
                     Royal Dutch Petroleum Co.            50,200         3,040
                     Schlumberger Ltd.                     6,600           528
                   -----------------------------------------------------------
                                                                         6,378

See notes to the financial statements.                                        51

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                             Socially Responsible Fund

                             December 31, 2000


                                                          Number of      Market
                                                           Shares         (000)
===============================================================================
COMMON STOCK    Food & Beverage 4.15%
(concluded)       Kellogg Co.                               31,800      $   835
                  PepsiCo, Inc.                             46,800        2,320
                ---------------------------------------------------------------
                                                                          3,155
                Health Care And Pharmaceuticals 12.34%
                  Abbott Laboratories                       23,800        1,153
                  American Home Products Corp.              26,700        1,697
                  Becton, Dickinson and Co.                 27,200          942
                  Bristol-Myers Squibb Co.                  19,100        1,412
                  Eli Lilly & Co.                            5,800          540
                  Merck & Co., Inc.                         16,800        1,573
                  Pharmacia Corp.                           18,901        1,153
                  Schering-Plough Corp.                     16,000          908
                ---------------------------------------------------------------
                                                                          9,378
                Insurance 9.41%
                  Allstate Corp.                            30,500        1,329
                  American International Group, Inc.        21,600        2,129
                  Lincoln National Corp.                    21,700        1,027
                  Marsh & McLennan Cos., Inc.               11,600        1,357
                  St. Paul Cos., Inc.                        7,700          418
                  Washington Mutual, Inc.                   16,800          891
                ---------------------------------------------------------------
                                                                          7,151
                Manufacturing (Diversified) 6.29%
                  Deere & Co.                               18,200          834
                  Diebold, Inc.                             13,700          457
                  Emerson Electric Co.                       5,100          402
                  Koninklijke Philips Electronics NV (ADR)   4,396          159
                  Parker Hannafin Corp.                     32,500        1,434
                  Tyco International Ltd.                   27,000        1,499
                ---------------------------------------------------------------
                                                                          4,785
                Media 3.41%
                  Disney (Walt) Co.                         49,200        1,424
                  McGraw Hill Cos., Inc.                    19,900        1,167
                ---------------------------------------------------------------
                                                                          2,591
                Paper & Forest Products 1.15%
                  International Paper Co.                   21,500          877

                Other 2.57%
                  Standard & Poor's Depository Receipts     14,900        1,955

                Railroad & Shipping 1.95%
                  Canadian National Railway Co.             36,300        1,078
                  CSX Corp.                                 15,600          405
                ---------------------------------------------------------------
                                                                          1,483
                Retail 3.16%
                  Jones Apparel Group, Inc.*                22,500          724
                  Target Corp.                              52,100        1,680
                ---------------------------------------------------------------
                                                                          2,404
                Utilities 4.69%
                  Edison International                      40,400          631
                  Exelon Corp.                              24,644        1,730
                  FPL Group, Inc.                           16,800        1,205
                ---------------------------------------------------------------
                                                                          3,566

                Total Common Stock 97.22%                                73,898
                  (Cost $67,448)
                ===============================================================

52              See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

                             Statement of Investments (concluded)
                             Socially Responsible Fund

                             December 31, 2000


                                                          Number of      Market
                                                           Shares         (000)
===============================================================================
PREFERRED STOCKS    Health Care and Pharmaceuticals 0.52%
                      Pharmacia Corp.*                       7,600    $    394

                    Media 0.99%
                      MediaOne Group, Inc.*                 21,200         755

                    Total Preferred Stock 1.51%                          1,149
                      (Cost $1,403)
                    -----------------------------------------------------------
                    Total Common and Preferred Stock 98.73%             75,047
                      (Cost $68,851)
                    ===========================================================


                                                                                       Principal
                                                                Rate      Maturity       Amount        Market
                                                                             Date        (000)         (000)
--------------------------------------------------------------------------------------------------------------
SHORT-TERM      State Street Bank - Repurchase Agreement
INVESTMENT      (secured by $942, US Treasury Note,
                3.875%, 01/15/09)                               5.95%        1/02/01      $  919     $    919
                ----------------------------------------------------------------------------------------------
                Total Short-Term
                  Investment 1.21%                                                                        919
                    (Cost $919)
                ==============================================================================================

                Total Investments 99.94%                                                               75,966
                    (Cost $69,770)

                Cash and Other Assets
                  In Excess of Liabilities 0.06%                                                           45
                ----------------------------------------------------------------------------------------------
                Net Assets 100.00%                                                                    $76,011
                ==============================================================================================


                * Non-income producing during the year ended December 31, 2000 as this security did not pay dividends.

                See notes to the financial statements.                       53

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

Statements of Assets and Liabilities

December 31, 2000

                                                                                            SMALL CAP  INTERNATIONAL    SOCIALLY
                                   EQUITY        BALANCED       INCOME       SHORT-TERM      GROWTH      EQUITY       RESPONSIBLE
                                    FUND           FUND          FUND            FUND         FUND         FUND          FUND
==================================================================================================================================
ASSETS
Cash                              $         --   $         --   $         --  $   18,141  $   213,948  $       363    $        524
Investments at market value*       668,538,773    314,954,315    155,202,856   1,967,266   87,210,719   42,533,919      75,965,716
Foreign currency at value*                  --             --             --          --           --        9,123              --
Foward currency contracts                   --             --             --          --           --           46              --
Dividends and interest receivable      867,329             13      1,727,467          --       10,898       27,423          80,583
Receivable-foreign taxes                     3              1             --          --           --       49,562             525
Receivable-fund shares sold            138,422        151,199          4,095       1,457      109,797       84,632          92,686
Receivable-investments sold                  2             --      2,136,001          --           --      140,372              --
Other assets                                --         20,639             --          --           --           --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Assets                     669,544,529    315,126,167    159,079,419   1,986,864   87,342,862   42,845,440      76,140,034
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                          52,003             --        569,839          --           --           --              --
Dividend payable                       550,570             --             --          --           --           --              --
Foward currency contracts                   --             --             --          --           --        1,649              --
Payable-fund shares redeemed           631,374        397,862         69,121          --       74,164       56,245          25,916
Payable-investments purchased               --             --     21,093,097       1,166    3,729,014       14,032              --
Payable-advisory and related fees      518,321             --        120,470          --      116,014       54,068          86,223
Accrued expenses                        61,589             --         33,740       3,445       28,832       30,149          16,713
----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                  1,813,857        397,862     21,886,267       4,611    3,745,524      156,143         128,852
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                        $667,730,672   $314,728,305   $137,184,152  $1,982,253  $83,597,338  $42,689,297     $76,011,182
==================================================================================================================================

NET ASSETS CONSIST OF:
Par value of common shares          32,328,096      1,877,619      1,106,881      19,981           --           --              --
Paid in surplus                    673,556,390    329,776,091    132,485,054   1,958,244   76,332,565   43,252,684      69,921,962
Accumulated undistributed
  net investment income (loss)         106,757         57,760         29,197       1,922           --       (2,028)          7,100
Accumulated distributions in
  excess of net realized loss
  from investments and foreign
  currency transactions            (69,163,211)   (12,745,306)      (531,811)     (1,094)    (240,555)     (75,067)       (113,803)
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities
  in foreign currency               30,902,640     (4,237,859)     4,094,831       3,200    7,505,328     (486,292)      6,195,923
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                        $667,730,672   $314,728,305   $137,184,152  $1,982,253  $83,597,338  $42,689,297     $76,011,182
==================================================================================================================================

Number of shares outstanding:       32,328,096     18,776,197     11,068,816     199,810    4,829,789    2,992,175       5,385,375
(Authorized 50,000,000
shares each)
Par Value                         $       1.00   $       0.10   $       0.10  $     0.10  $        --  $        --     $        --
==================================================================================================================================

NET ASSET VALUE
PER SHARE                         $      20.65   $      16.76   $      12.39  $     9.92  $     17.31  $     14.27     $     14.11
==================================================================================================================================

*Cost of Securities:
  Investments                     $637,636,133   $319,194,924   $151,108,025  $1,964,066  $79,705,391  $43,020,824     $69,769,793
  Foreign Currency                          --             --             --          --           --  $     9,123              --

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT



Statements of Operations

For the Year Ended December 31, 2000

                                                                                            SMALL CAP  INTERNATIONAL    SOCIALLY
                                   EQUITY        BALANCED       INCOME       SHORT-TERM      GROWTH      EQUITY       RESPONSIBLE
                                    FUND           FUND          FUND            FUND         FUND         FUND          FUND
==================================================================================================================================
INVESTMENT INCOME:
    Dividends                     $ 12,879,694   $ 11,217,966   $       720   $     --   $     35,205   $   521,882     $1,305,126
    Interest                           512,482        769,465    10,900,683    120,001        790,619       233,544        156,069
----------------------------------------------------------------------------------------------------------------------------------
                                    13,392,176     11,987,431    10,901,403    120,001        825,824       755,426      1,461,195
    Foreign taxes withheld             (15,978)            --       (14,232)        --             --       (74,561)       (12,970)
----------------------------------------------------------------------------------------------------------------------------------
    Total investment income         13,376,198     11,987,431    10,887,171    120,001        825,824       680,865      1,448,225

EXPENSES:
    Advisory fees                    2,924,468         78,279       570,668      2,412      1,014,527       345,393        494,140
    Administrative and
      support fees                   2,919,271         68,169       585,569      7,711        356,588       169,745        293,812
    Fund pricing fees                  106,582          5,025        22,787      2,282         13,395         5,944         10,190
    Professional fees                  161,757         76,927        40,022     12,800         22,191        17,386         26,488
    Custodian fees                      93,450         12,411        37,221      3,305         71,343        74,492         19,624
    Transfer agent fees                 42,252             24            24         24             24            24             24
    Shareholder reports                 38,050          7,755           697         80          4,000         2,499          4,000
    Trustees' fees and expenses          6,975          6,975         6,975      6,975          6,975         6,975          6,975
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                 6,292,805        255,565     1,263,963     35,589      1,489,043       622,458        855,253
----------------------------------------------------------------------------------------------------------------------------------

    Less advisory and related
     fees waived                      (327,628)       (32,598)      (48,104)    (7,711)      (148,359)       (5,573)       (93,100)
    Less expenses paid by
     Horace Mann Investors, Inc.            --             --            --    (17,292)            --        (7,600)            --
    Less earnings credits on
     cash balances                      (5,053)        (4,450)       (8,048)      (878)        (4,188)       (1,724)        (1,337)
    Less expenses paid
     by commission credits            (168,558)        (4,559)           --         --             --            --             --
----------------------------------------------------------------------------------------------------------------------------------

       Net Expenses                  5,791,566        213,958     1,207,811      9,708      1,336,496       607,561        760,816
----------------------------------------------------------------------------------------------------------------------------------

      Net investment
        income (loss)                7,584,632     11,773,473     9,679,360    110,293       (510,672)       73,304        687,409
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
     Realized gain (loss) from:
       Investments                 (67,979,949)   (12,292,064)     (480,619)    (1,092)     1,229,359       429,554      3,782,350
       Foreign currency
       transactions                         --             --            --         --             --       (57,059)           (42)
----------------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on
       investments and foreign
       currency transactions       (67,979,949)   (12,292,064)     (480,619)    (1,092)     1,229,359       372,495      3,782,308

    Change in unrealized
       appreciation
       (depreciation) on:
       Investments                  24,873,373      1,345,567     4,712,282      3,200    (14,351,331)   (8,203,548)     2,194,800
       Translation of assets and
         liabilities in foreign
         currencies                         --             --            --         --             --         1,353             --

    Net realized and unrealized
         gain (loss) from
         investments and foreign
         currency transactions     (43,106,576)   (10,946,497)    4,231,663      2,108    (13,121,972)   (7,829,700)     5,977,108
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                 $(35,521,944)  $    826,976   $13,911,023   $112,401   $(13,632,644)  $(7,756,396)    $6,664,517
==================================================================================================================================

                          See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

Statement of Changes in Net Assets

For the Years Ended December 31, 2000 and December 31, 1999

                                                     EQUITY FUND                   BALANCED FUND               INCOME FUND
                                                2000            1999            2000           1999         2000         1999
==================================================================================================================================
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)             $   7,584,632   $   7,194,167   $  11,773,473  $ 14,074,710  $  9,679,360  $   817,879
  Net realized short-term gain (loss)
    on investments and
    foreign currency transactions            (46,318,081)     21,084,618     (10,444,140)   10,118,367      (232,179)     (60,131)

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions            (21,661,868)     18,209,988      (1,847,924)    6,351,720      (248,440)      16,747

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                       24,873,373     (63,032,326)      1,345,567   (35,403,517)    4,712,282   (1,004,956)
---------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                          (35,521,944)    (16,543,553)        826,976    (4,858,720)   13,911,023     (230,461)
---------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                       (7,885,552)     (6,784,785)    (12,038,144)  (13,824,667)   (9,671,251)    (809,484)

  Net realized short-term gain
    from investments and
    foreign currency transactions                (57,559)    (22,394,051)         (5,423)  (11,439,972)           --           --

  Net realized long-term gain
    from investments and
    foreign currency transactions                (47,965)    (18,035,067)        (12,653)   (5,491,362)           --           --
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders                           (7,991,076)    (47,213,903)    (12,056,220)  (30,756,001)   (9,671,251)    (809,484)
=================================================================================================================================
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                  298,523,202      87,663,401      33,277,399    54,172,750   155,410,030    5,904,109

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                7,936,809      40,836,339      12,056,220    26,157,173     9,671,251      677,102
---------------------------------------------------------------------------------------------------------------------------------
                                             306,460,011     128,499,740      45,333,619    80,329,923   165,081,281    6,581,211

  Cost of shares redeemed                   (220,348,910)   (110,340,201)   (121,914,586)  (70,096,336)  (45,311,572)  (6,325,480)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from fund
  share transactions                          86,111,101      18,159,539     (76,580,967)   10,233,587   119,769,709      255,731
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (decrease)
  IN NET ASSETS                               42,598,081     (45,597,917)    (87,810,211)  (25,381,134)  124,009,481     (784,214)
NET ASSETS:
  Beginning of period                        625,132,591     670,730,508     402,538,516   427,919,650    13,174,671   13,958,885
---------------------------------------------------------------------------------------------------------------------------------
  End of period                            $ 667,730,672   $ 625,132,591   $ 314,728,305  $402,538,516  $137,184,152  $13,174,671
=================================================================================================================================
Undistributed net
   investment income                       $     106,757   $     409,373   $      57,760  $    325,867  $     29,197  $    15,711
---------------------------------------------------------------------------------------------------------------------------------

56                                 See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT


                                    SMALL CAP                  INTERNATIONAL                 SOCIALLY
     SHORT-TERM FUND               GROWTH FUND                  EQUITY FUND               RESPONSIBLE FUND
     2000        1999           2000          1999           2000          1999           2000         1999
----------------------------------------------------------------------------------------------------------------

$    110,293   $   88,641   $   (510,672)  $  (378,113)   $    73,304   $    85,524   $   687,409   $   624,038


      (1,092)         566     (6,995,411)    6,491,975     (2,298,028)      162,747     2,288,851    (1,312,194)



          --           --      8,224,770     1,773,685      2,670,523     1,019,297     1,493,457     1,823,749




       3,200         (318)   (14,351,331)   15,565,211     (8,202,195)    6,619,170     2,194,800     2,587,979
----------------------------------------------------------------------------------------------------------------


     112,401       88,889    (13,632,644)   23,452,758     (7,756,396)    7,886,738     6,664,517     3,723,572
----------------------------------------------------------------------------------------------------------------


    (109,538)     (88,097)       (13,744)   (2,351,737)            --       (35,937)     (716,080)     (595,585)



          --         (566)    (1,399,506)   (1,751,269)            --      (198,226)   (2,341,012)           --



          --           --             --            --       (522,634)   (1,015,137)   (1,490,194)     (525,965)
----------------------------------------------------------------------------------------------------------------


    (109,538)     (88,663)    (1,413,250)   (4,103,006)      (522,634)   (1,249,300)   (4,547,286)   (1,121,550)
================================================================================================================


  11,049,588    5,024,777     61,242,800    16,140,492     36,455,429    11,068,737    32,193,495    29,403,215



     109,538       70,018      1,413,250     3,415,007        522,634     1,003,619     4,547,286       606,069
----------------------------------------------------------------------------------------------------------------
  11,159,126    5,094,795     62,656,050    19,555,499     36,978,063    12,072,356    36,740,781    30,009,284

 (10,922,443)  (4,683,329)   (24,510,265)   (7,062,340)   (12,413,117)   (2,617,563)  (22,379,508)   (8,642,459)



     236,683      411,466     38,145,785    12,493,159     24,564,946     9,454,793    14,361,273    21,366,825
----------------------------------------------------------------------------------------------------------------


     239,546      411,692     23,099,891    31,842,911     16,285,916    16,092,231    16,478,504    23,968,847

   1,742,707    1,331,015     60,497,447    28,654,536     26,403,381    10,311,150    59,532,678    35,563,831
----------------------------------------------------------------------------------------------------------------
$  1,982,253   $1,742,707    $83,597,338   $60,497,447    $42,689,297   $26,403,381   $76,011,182   $59,532,678
================================================================================================================

$      1,922   $    1,167    $        --   $        --    $    (2,028)  $        --   $     7,100   $    35,867
----------------------------------------------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT


Notes to the Financial Statements

December 31, 2000

1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formally growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:
     A. Equity Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Investment Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2. SIGNIFICANT ACCOUNTING POLICIES:
     A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 2000.

     B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. Federal income taxes -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

        The Equity fund, Balanced fund, Income Fund and Short-Term Investment Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Income Fund had an

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

December 31, 2000

        accumulated capital loss carry forward for tax purposes of $335,414 of which $45,805 will expire on December 31, 2007 and $289,609 will expire on December 31, 2008. At December 31, 2000, the Equity Fund, Balanced Fund and Short-Term Investment Fund had an accumulated capital loss carry forward for tax purposes of $67,530,554, $12,663,796 and $1,094, respectively, which will expire on December 31, 2008.

        Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

        Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

        Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2000.

        For tax purposes, the Balanced Fund and Income Fund had a reclassification for MBS paydowns from accumulated net gain/loss to accumulated undistributed net investment income in the amount of ($3,675) and $5,377, respectively. The International Equity Fund and Socially Responsible Fund had a reclassification for foreign currency transaction from accumulated net gain/loss to accumulated undistributed net investment income in the amount of ($57,059) and ($39), respectively. The Small Cap Growth Fund generated a net operating loss which has been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $510,672. The Balanced Fund and Small Cap Growth Fund had a reclassification of distributions from accumulated net investment income to accumulated net gain/loss in the amount of $239 and $13,744, respectively. Additionally, the Equity Fund, International Equity Fund, and Socially Responsible Fund had a reclassification of distributions from accumulated net gain/loss to accumulated undistributed net investment income in the amount of $1,696, $18,273, and $57.

        For the year ended December 31, 2000, the Equity Fund, Balanced Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund paid long-term capital gains of $46,403, $12,696, $1,399,546, $522,634 and $1,490,076, respectively.

     E. Use of estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.


3. OPERATING POLICIES:
     A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

     B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C. Collateralized Mortgage Obligations -- Planned Amortization Class (PAC) -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. American Depository Receipts (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

December 31, 2000


     E. Commission Credits--Bernstein Investment Research and Management Unit, Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity and Balanced Funds, seek the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F. Earnings Credits on Cash Balances--During 2000, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G. Foreign Currency Transactions--The books and records of the funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     H. Forward Currency Contracts--The Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At December 31, 2000 the International Equity Fund had the following open forward currency contracts:

                                                 Current            Unrealized
Foreign                                           Value            Appreciation
Currency                                       U.S. Dollar        (Depreciation)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

Long Contracts:
Euro Dollar,
      3,929 expiring 1/03/01 - 01/04/01          $ 3,690             $    39

Short Contracts:
Euro Dollar,
      6,940 expiring 01/04/01                    $ 6,516             $     7
                                                                     -------
                                                                     $    46
                                                                     =======
Short Contracts:
Euro Dollar,
      43,638 expiring 01/02/01 - 01/03/01        $40,976             $  (488)

British Pound,
      43,747 expiring 01/02/01                   $65,414              (1,078)

Japanese Yen,
      1,899,164 expiring 01/09/01                $16,613                 (83)
                                                                     -------
                                                                     $(1,649)
                                                                     =======

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

December 31, 2000

4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the years ended 2000 and 1999:

                                                   Shares issued
                                                  to shareholders
                                                  in reinvestment
                                                   of dividends                                      Net increase
                             Shares sold         and distributions         Shares redeemed            (decrease)
-------------------------------------------------------------------------------------------------------------------
Equity Fund
12/31/2000                    14,036,233               388,803               (10,619,256)             3,805,780
12/31/1999                     3,611,627             1,894,078                (4,540,277)               965,428

Balanced Fund
12/31/2000                     1,976,765               723,823                (7,234,357)            (4,533,769)
12/31/1999                     2,862,259             1,529,659                (3,717,525)               674,393

Income Fund
12/31/2000                    12,826,661               779,022                (3,613,195)             9,992,488
12/31/1999                       449,741                55,319                  (482,758)                22,302

Short-Term Fund
12/31/2000                     1,085,679                11,037                (1,073,159)                23,557
12/31/1999                       497,191                 7,087                  (461,455)                42,823

Small Cap Growth Fund
12/31/2000                     2,868,348                84,152                (1,184,318)             1,768,182
12/31/1999                     1,082,285               178,329                  (513,865)               746,749

International Equity Fund
12/31/2000                     2,248,863                37,508                  (801,343)             1,485,028
12/31/1999                       789,300                59,176                  (191,589)               656,887

Socially Responsible Fund
12/31/2000                     2,357,040               326,835                (1,608,283)             1,075,592
12/31/1999                     2,157,301                44,827                  (630,771)             1,571,357

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

December 31, 2000

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
   A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation
      (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

      From May 1, 1997 to March 1, 1999, Investors acted as the Trust's adviser, managing its investments, and administering its business affairs pursuant to a management agreement. Also on May 1, 1997, Wellington Management Company, LLP, became the subadviser to the Equity, Balanced, Income and Short-Term funds. Effective March 10, 1997, BlackRock Financial Management, Inc. (formerly PNC Equity Advisors Company) became the subadviser to the Small Cap Growth Fund, and Zurich Scudder Investments, Inc. became the subadviser to the International Equity and Socially Responsible funds. Each subadviser was compensated by Investors (not the Trust) and bore all of its own expenses in providing subadvisory services.

      For the period January 1, 1999 to March 1, 1999 Investors received a separate management and advisory fee for the Equity, Balanced, Income and Short-Term Investment funds. For management services, the fee accrued daily and paid monthly, was calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four funds' daily net assets for the respective month.

      Net Assets                Rate
      On initial $100 million   .250%
      Over $100 million         .200%

      For advisory services, the fee was accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each fund for the respective month:


      Equity Fund     Balanced Fund    Income Fund   Short-Term Fund    Average Net Assets
       0.400%            0.325%          0.250%          0.125%         initial $100 million
       0.300%            0.275%          0.200%          0.100%         next $100 million
       0.250%            0.225%          0.150%          0.075%         next $300 million
       0.250%            0.200%          0.150%          0.075%         over $500 million

      As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible funds each paid Investors a combined monthly management and advisory fee. The contractual fees were as follows:

      Small Cap Growth Fund           1.40% of Net Assets
      International Equity Fund       1.10% of Net Assets
      Socially Responsible Fund       0.95% of Net Assets

      For the period January 1, 1999 to March 1, 1999, Investors voluntarily reduced these management fees by 0.40%.

      On March 1, 1999, Wilshire Associates, Inc. became the investment adviser for the Horace Mann Mutual Funds. The Equity Fund employs a multi-manager strategy using three subadvisers -- Bernstein Investment Research and Management Unit, Melton Equity Associates, and Wellington Management Co., LLP. Effective March 15, 2000, Bernstein Investment Research and Management Unit replaced Brinson Partners as one of the subadvisers for the Equity Fund. On January 19, 2000, Balanced Fund began operating under a "fund of funds" structure, investing in the Equity Fund and Income Fund. Effective January 26, 2000, Income Fund employs a multi-manager strategy using two subadvisers -- Wellington Management Co., LLP and Western Asset Management Company. Effective August 25, 2000 Western Asset Management became the subadviser for the Income Fund and Short-Term Fund.

HORACE MANN MUTUAL FUNDS                               2000 FUNDS ANNUAL REPORT

December 31, 2000

      Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

      For the year ended December 31, 2000, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.


      Fund                           Rate    Fees waived
      Equity Fund                   0.400%    $327,628
      Balanced Fund                 0.000%      32,598
      Income Fund                   0.400%      48,104
      Short-Term Investment Fund    0.125%       7,711
      Small Cap Growth Fund         1.150%     148,359
      International Equity Fund     0.850%       5,573
      Socially Responsible Fund     0.700%      93,100

      Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure. The Balanced Fund invests substantially all of its assets in shares of the Equity Fund and Income Fund. On this date the Investment advisory fees for the Balanced Fund were reduced from 0.400% to 0.000%.

   B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. For the year ended December 31, 2000, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

      Net Assets                 Rate
      On initial $1 billion     0.250%
      Over $1 billion           0.200%

   C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC other than the administrative agreement. For the year ended December 31, 2000, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

      Net Assets                Rate
      On initial $1 billion    0.150%
      Over $1 billion          0.100%

   D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 2000 were $42,252 for the Equity Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible funds.

   E. The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. For the year ended December 31, 2000, the fees, excluding travel expenses, for independent trustees totaled $27,200. There were 5 meetings held during this period. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT


Notes to the Financial Statements (concluded)

December 31, 2000


6. SECURITY TRANSACTIONS--Security transactions, excluding short-term investments, for the year ended December 31, 2000 were:

                                    Purchases   Proceeds from sales
                                    ---------   -------------------
Equity Fund                       $921,937,917     $833,641,302

Balanced Fund                      418,697,847      586,039,878

Income Fund                        722,847,675      586,039,878

Short-Term Fund                             --               --

Small Cap Growth Fund              216,369,050      180,349,531

International Equity Fund           47,682,713       25,459,354

Socially Responsible Fund           79,113,536       67,445,268

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 2000.


                               Cost for Federal   Aggregate gross    Aggregate gross      Net unrealized
                                  income tax        unrealized          unrealized         appreciation
                                   purposes        appreciation       (depreciation)      (depreciation)
                               ----------------   ---------------    ---------------      --------------
Equity Fund                      $639,267,093       $99,074,642        $(69,802,962)        $29,271,680

Balanced Fund                     319,276,446         2,534,547          (6,856,678)         (4,322,131)

Income Fund                       151,304,412         5,173,032          (1,274,588)          3,898,444

Short-Term Fund                     1,964,066             3,200                  --                  --

Small Cap Growth Fund              79,746,192        11,328,175          (4,063,402)          7,264,773

International Equity Fund          42,945,758         3,079,958          (3,641,928)           (561,970)

Socially Responsible Fund          69,893,180         9,830,996          (3,758,460)          6,072,536

Independent Auditors' Report


The Board of Trustees and Shareholders of
        Horace Mann Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2000, the results of their operations for the period then ended, the changes in their net assets for each of the years presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                   KPMG LLP

Chicago, Illinois
February 2, 2001

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT



            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE EQUITY FUND AND A STOCK INDEX/1/

                                    [GRAPH]

                     Equity Fund        Stock Index
                     -----------        -----------

11/1/1989              10,000             10,000
12/31/1989             10,432             10,449
                       10,206             10,134
                       10,543             10,772
                        9,346              9,291
12/31/1990              9,852             10,124
                       11,084             11,595
                       11,505             11,568
                       11,766             12,187
12/31/1991             12,464             13,209
                       12,269             12,875
                       12,862             13,120
                       13,004             13,534
12/31/1992             13,659             14,215
                       14,807             14,836
                       15,248             14,908
                       15,837             15,293
12/31/1993             16,354             15,648
                       15,975             15,055
                       16,329             15,118
                       17,054             15,857
12/31/1994             16,353             15,855
                       17,628             17,399
                       19,051             19,059
                       20,233             20,574
12/31/1995             21,787             21,813
                       23,306             22,983
                       24,060             24,015
                       24,935             24,757
12/31/1996             27,295             26,821
                       27,421             27,540
                       31,016             32,348
                       34,060             34,771
12/31/1997             33,695             35,769
                       37,651             40,728
                       35,710             42,077
                       31,766             37,927
12/31/1998             36,267             46,015
                       35,205             48,267
                       38,712             51,620
                       34,166             48,449
12/31/1999             35,336             55,690
                       34,586             57,003
                       33,309             55,395
                       34,373             54,885
12/31/2000             34,214             50,595

                    Equity Fund
            Average Annual Total Return
        1 year       5 years       10 years
        -4.64%        9.28%         13.09%


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

/1/Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.



            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE BALANCED FUND AND A STOCK/BOND INDICES/1/

                                    [GRAPH]

                     Balanced Fund        Stock Fund        Bond Fund
                     -------------        ----------        ---------

11/1/1989               10,000              10,000            10,000
12/31/1989              10,358              10,449            10,123
                        10,146              10,135            10,109
                        10,454              10,774            10,433
                         9,803               9,293            10,616
12/31/1990              10,309              10,125            11,052
                        11,138              11,595            11,330
                        11,480              11,569            11,532
                        11,858              12,188            12,088
12/31/1991              12,534              13,209            12,668
                        12,392              12,876            12,552
                        12,904              13,112            13,049
                        13,204              13,534            13,625
12/31/1992              13,583              14,216            13,576
                        14,496              14,837            14,115
                        14,873              14,908            14,419
                        15,342              15,292            14,744
12/31/1993              15,683              15,648            14,768
                        15,327              15,055            14,469
                        15,496              15,118            14,382
                        15,975              15,857            14,499
12/31/1994              15,539              15,855            14,483
                        16,566              17,396            15,118
                        17,704              19,057            15,873
                        18,557              20,572            16,135
12/31/1995              19,704              21,811            16,698
                        20,591              22,982            16,560
                        21,051              24,014            16,664
                        21,698              24,756            16,961
12/31/1996              23,305              26,820            17,376
                        23,428              27,540            17,358
                        25,729              32,348            17,940
                        27,772              34,771            18,538
12/31/1997              27,741              35,769            19,085
                        29,971              40,728            19,412
                        29,219              42,077            19,830
                        27,514              37,927            20,663
12/31/1998              29,872              46,015            20,734
                        29,440              48,267            20,745
                        31,089              51,620            20,694
                        28,886              48,449            20,712
12/31/1999              29,534              55,690            20,684
                        28,199              57,003            21,142
                        27,718              55,395            21,507
                        28,514              54,885            22,159
12/31/2000              28,914              50,595            23,097

               Balanced Fund
        Average Annual Total Return
         1 year  5 years 10 years
         0.93%    8.74%   11.20%


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

/1/Stock/Bond Indices: through April 30, 1997, S & P 500 Index and Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE INCOME FUND AND BOND INDEX/1/

                                    [GRAPH]

                    Income Fund             Bond Index
                    -----------             ----------

11/1/1989             10,000                  10,000
12/31/1989            10,110                  10,123
                       9,971                  10,109
                      10,306                  10,433
                      10,544                  10,616
12/31/1990            10,875                  11,052
                      11,096                  11,330
                      11,363                  11,532
                      11,913                  12,088
12/31/1991            12,499                  12,668
                      12,393                  12,552
                      12,857                  13,049
                      13,409                  13,625
12/31/1992            13,399                  13,576
                      13,855                  14,115
                      14,143                  14,419
                      14,443                  14,744
12/31/1993            14,480                  14,768
                      14,147                  14,469
                      14,047                  14,382
                      14,157                  14,499
12/31/1994            14,135                  14,483
                      14,747                  15,118
                      15,430                  15,873
                      15,713                  16,135
12/31/1995            16,259                  16,698
                      16,109                  16,560
                      16,160                  16,664
                      16,422                  16,961
12/31/1996            16,828                  17,376
                      16,815                  17,358
                      17,372                  17,940
                      17,968                  18,538
12/31/1997            18,412                  19,085
                      18,773                  19,412
                      19,235                  19,830
                      19,895                  20,663
12/31/1998            19,907                  20,734
                      19,950                  20,745
                      19,566                  20,694
                      19,670                  20,712
12/31/1999            19,594                  20,684
                      18,163                  21,142
                      18,383                  21,507
                      18,810                  22,159
12/31/2000            19,617                  23,097

       Income Fund
Average Annual Total Return
1 year  5 years 10 years
8.89%   5.61%   6.97%

Past performance is not predictive of future performance.
Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

/1/Bond index; through April 30, 1997, Lehman Brothers Intermediate Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Brothers Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1/

                                    [GRAPH]

                   Short-Term            Treasury
                 Investment Fund        Bill Index
                 ---------------        ----------

11/1/1989            10,000               10,000
12/31/1989           10,141               10,130
                     10,330               10,335
                     10,528               10,544
                     10,736               10,743
12/31/1990           10,943               10,933
                     11,122               11,100
                     11,291               11,260
                     11,450               11,415
12/31/1991           11,592               11,541
                     11,694               11,658
                     11,797               11,766
                     11,888               11,857
12/31/1992           11,972               11,951
                     12,044               12,041
                     12,128               12,132
                     12,200               12,224
12/31/1993           12,278               12,321
                     12,376               12,415
                     12,474               12,529
                     12,597               12,660
12/31/1994           12,757               12,797
                     12,922               12,964
                     13,087               13,144
                     13,252               13,324
12/31/1995           13,416               13,510
                     13,577               13,681
                     13,725               13,854
                     13,900               14,032
12/31/1996           14,090               14,208
                     14,258               14,387
                     14,440               14,568
                     14,622               14,757
12/31/1997           14,805               14,952
                     14,994               15,612
                     15,175               15,822
                     15,359               16,046
12/31/1998           15,531               16,228
                     15,690               16,406
                     15,879               16,592
                     16,085               16,777
12/31/1999           16,279               16,971
                     15,067               17,202
                     15,263               17,462
                     15,488               17,727
12/31/2000           15,736               18,018

Short-Term Investment Fund
Average Annual Total Return
1 year  5 years 10 years
5.81%   5.13%   4.64%

Past performance is not predictive of future performance.
Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

/1/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

HORACE MANN MUTUAL FUNDS                                2000 FUNDS ANNUAL REPORT

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1/

                                    [GRAPH]

             Small Cap Growth Fund     Stock Index
             ---------------------     -----------

3/10/97             10,000               10,000
                     9,040                9,139
                    10,550               10,744
                    12,740               12,562
12/31/97            11,700               11,532
                    12,851               12,120
                    12,360               12,365
                    10,040                9,601
12/31/98            12,380               11,871
                    12,810               11,673
                    13,540               13,216
                    14,679               12,756
12/31/1999          21,237               17,005
                    25,064               18,582
                    22,818               17,206
                    22,936               16,526
12/31/2000          18,935               13,184

Small Cap Growth Fund Total Return

        1 year     Since inception/2/
       -10.84%         18.22%

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Small Cap Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

1 Stock Index: Russell 2000 Growth, an unmanaged index composed of those Russell
  2000 Growth securities with a greater-than-average growth orientation. The Russell 2000 Growth return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

2 Since inception refers to its inception of investment operations March 10, 1997. Black Rock Financial Management, Inc. is the fund's subadviser.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INTERNATIONAL EQUITY FUND AND AN EQUITY INDEX/1/

                                    [GRAPH]

              International Equity Fund     Equity Index
              -------------------------     ------------

3/10/97                10,000                  10,000
                        9,750                  10,036
                       10,540                  11,297
                       10,820                  11,218
12/31/97               10,352                  10,339
                       11,733                  11,902
                       12,378                  12,028
                       10,706                  10,318
12/31/98               12,313                  12,453
                       12,557                  12,623
                       13,289                  12,952
                       14,546                  13,514
12/31/1999             18,695                  15,816
                       18,570                  15,799
                       17,364                  15,171
                       15,656                  13,949
12/31/2000             15,423                  13,576

International Equity Fund Total Return

        1 year     Since inception/2/
        -17.51%    12.03%


Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the International Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

1 Equity Index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses. The index reflects performance from February 28, 1997 through December 31, 2000.

2 Since inception refers to its inception of investment operations March 10, 1997. Zurich Scudder Investments, Inc. is the fund's subadviser.


COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE SOCIALLY RESPONSIBLE FUND AND A STOCK INDEX/1/

                                    [GRAPH]

              Socially Responsible Fund     Stock Index
              -------------------------     -----------

3/10/97                10,000                  10,000
                        9,380                   9,415
                       10,970                  11,058
                       12,040                  11,887
12/31/97               12,308                  12,228
                       13,935                  13,933
                       13,661                  14,394
                       12,013                  12,961
12/31/98               13,516                  15,733
                       13,670                  16,756
                       15,189                  19,132
                       13,463                  16,831
12/31/1999             14,647                  19,064
                       14,669                  17,309
                       14,478                  17,059
                       15,210                  17,041
12/31/2000             15,936                  16,002

Socially Responsible Fund Total Return

        1 year      Since inception/2/
        8.79%        13.00%

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Socially Responsible Fund returns. Returns under the Annuity Alternatives contracts are shown on page 14.

1 Stock Index: S&P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

2 Since inception refers to its inception of investment operations March 10, 1997. Zurich Scudder Investments, Inc. is the fund's subadviser.

Annual Report
December 31, 2000

Horace Mann Life Insurance Company
Separate Account






Sponsor
Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Net Assets

December 31, 2000

                                                                         ACCOUNT DIVISION
                                  -----------------------------------------------------------------------------------------------
                                                                            HORACE MANN   HORACE MANN   HORACE MANN   HORACE MANN
                                  HORACE MANN   HORACE MANN    HORACE MANN   SHORT-TERM    SMALL CAP   INTERNATIONAL   SOCIALLY
                                    EQUITY       BALANCED        INCOME      INVESTMENT     GROWTH        EQUITY      RESPONSIBLE
                                     FUND          FUND           FUND          FUND         FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at market value    $389,579,693   $304,691,927   $10,980,561   $2,137,234   $75,165,495   $38,151,567   $71,337,217
---------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                      389,579,693   $304,691,927   $10,980,561   $2,137,234   $75,165,495   $38,151,567   $71,337,217
=================================================================================================================================

NET ASSETS
  Net Assets (Indefinite
  units authorized)

    Active Contract Owners        387,306,587    303,547,474    10,917,721    2,137,234    75,165,495    38,151,567    71,337,217

    Retired Contract Owners         2,273,106      1,144,453        62,840           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                 $389,579,693   $304,691,927   $10,980,561   $2,137,234   $75,165,495   $38,151,567   $71,337,217
=================================================================================================================================

  Total units                      18,713,068     17,553,416       827,539      205,055     4,284,826     2,650,938     4,767,452
  Blended unit value
   (Net assets divided by
    total units held)            $      20.82   $      17.36   $     13.27   $    10.42   $     17.54   $     14.39   $     14.96

Investments
  Cost of investments            $440,876,385   $332,467,449   $11,487,582   $2,215,923   $74,843,334   $40,996,414   $68,148,700

  Unrealized appreciation
    (depreciation) of
    investments                  $(51,296,692)  $(27,775,522)  $  (507,021)  $  (78,689)  $   322,161   $(2,844,847)  $ 3,188,517

  Number of shares in
    underlying mutual funds        18,854,567     18,177,125       883,085      185,851     4,357,921     2,684,645     5,065,604

Total Net Assets Represented by:
  Number of units outstanding:
    M&E Rate .0000                     23,304         16,266            16           19        19,965         9,234        10,880
    M&E Rate .0029                    702,179             --            --           --            --            --            --
    M&E Rate .0039                    146,970             --            --           --            --            --            --
    M&E Rate .0095                      5,974          5,179         5,071        2,536        11,045         9,546         3,362
    M&E Rate .0105                      5,215          6,899         2,680           20        12,120         9,590        13,231
    M&E Rate .0115                      5,815          5,018            16           20         9,874        11,401         6,589
    M&E Rate .0125                 17,713,533     17,452,013       814,684      202,460     4,231,822     2,611,167     4,733,390
    Retired Payout                    110,078         68,041         5,072           --            --            --            --

Unit Value (Net assets divided by
  units outstanding)
    M&E Rate .0000                     $20.90         $17.43        $13.33       $10.46        $17.62        $14.45        $15.02
    M&E Rate .0029                     $20.88         $   --        $   --       $   --        $   --        $   --        $   --
    M&E Rate .0039                     $20.88         $   --        $   --       $   --        $   --        $   --        $   --
    M&E Rate .0095                     $20.84         $17.38        $13.29       $10.43        $17.56        $14.41        $14.98
    M&E Rate .0105                     $20.83         $17.37        $13.27       $10.42        $17.55        $14.40        $14.97
    M&E Rate .0115                     $20.82         $17.37        $13.27       $10.42        $17.55        $14.40        $14.97
    M&E Rate .0125                     $20.82         $17.36        $13.27       $10.42        $17.54        $14.39        $14.96
    Retired Payout                     $20.65         $16.82        $12.39       $   --        $   --        $   --        $   --

                    See notes to the financial statements.
70

Horace Mann Life Insurance Company                           2000 Annual Report
Separate Account

                                                       ACCOUNT DIVISION
-------------------------------------------------------------------------------------------------------------------------------
                  WILSHIRE                   WILSHIRE     WILSHIRE     WILSHIRE     WILSHIRE
  WILSHIRE        LARGE CO.      WILSHIRE    LARGE CO.    LARGE CO.    SMALL CO.    SMALL CO.    T. ROWE PRICE   T. ROWE PRICE
 5000 INDEX        GROWTH       5000 INDEX     GROWTH       VALUE        VALUE       GROWTH       SMALL-CAP        SMALL-CAP
 PORTFOLIO-      PORTFOLIO-     PORTFOLIO-   PORTFOLIO-   PORTFOLIO-   PORTFOLIO-   PORTFOLIO-    VALUE FUND       STOCK FUND
INSTITUTIONAL   INSTITUTIONAL   INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT   ADVISOR CLASS    ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
$14,867,280     $16,647,544      $416,262     $621,362     $500,217     $70,472      $127,959      $343,355         $1,250,861
-------------------------------------------------------------------------------------------------------------------------------
$14,867,280     $16,647,544      $416,262     $621,362     $500,217     $70,472      $127,959      $343,355         $1,250,861
===============================================================================================================================


 14,867,280      16,647,544       416,262      621,362      500,217      70,472       127,959       343,355          1,250,861

         --              --            --          --            --          --            --            --                 --
-------------------------------------------------------------------------------------------------------------------------------
$14,867,280     $16,647,544      $416,262     $621,362     $500,217     $70,472      $127,959      $343,355         $1,250,861
===============================================================================================================================
  1,419,973         451,094        40,024       16,962       23,435       5,138         8,061        16,331             47,164

$     10.47     $     36.90      $  10.40     $  36.63     $  21.34     $ 13.72      $  15.87      $  21.02         $    26.52

$16,490,583     $19,465,044      $437,989     $676,046     $471,829     $62,726      $142,837      $353,458         $1,319,919


$(1,623,303)    $(2,817,500)     $(21,727)    $(54,684)    $ 28,388     $ 7,746      $(14,878)     $(10,103)        $  (69,058)

  1,448,338         458,246        41,630       18,048       23,999       5,887         8,654        18,164             53,149


      2,132           1,701            17            4          192          16            11            10                  7
         --              --            --          --            --          --            --            --                 --
         --              --            --          --            --          --            --            --                 --
     24,767           4,161            30          10            14          16            12            10                  8
      4,447             631         1,723         679            10         180            11            10                378
      8,782           1,527         3,523       1,893           555          16            11           603                194
  1,379,845         443,074        34,731      14,376        22,664       4,910         8,016        15,698             46,577
         --              --            --          --            --          --            --            --                 --


     $10.51          $37.06        $10.48      $36.80        $21.43      $13.77        $16.34         $21.11            $26.63
     $   --          $   --        $   --      $   --        $   --      $   --        $   --         $   --            $   --
     $   --          $   --        $   --      $   --        $   --      $   --        $   --         $   --            $   --
     $10.48          $36.94        $10.46      $36.60        $21.34      $13.70        $16.30         $21.02            $26.54
     $10.48          $36.93        $10.45      $36.67        $21.33      $13.70        $16.27         $21.02            $26.53
     $10.47          $36.92        $10.61      $36.66        $21.34      $13.69        $16.26         $21.03            $26.50
     $10.47          $36.90        $10.38      $36.63        $21.34      $13.72        $15.87         $21.02            $26.52
     $   --          $   --        $   --      $   --        $   --      $   --        $   --         $   --            $   --

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Net Assets

December 31, 2000

                                                                      ACCOUNT DIVISION
                              ------------------------------------------------------------------------------------------------------
                              FIDELITY VIP
                                GROWTH &   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                INCOME       INDEX 500       MID CAP        GROWTH        OVERSEAS     HIGH INCOME  INVESTMENT GRADE
                               PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at market value   $820,544    $4,915,057     $4,689,971     $7,041,203     $1,409,966      $261,254       $311,669
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                    $820,544    $4,915,057     $4,689,971     $7,041,203     $1,409,966      $261,254       $311,669
====================================================================================================================================

NET ASSETS
  Net Assets (Indefinite
  units authorized)

    Active Contract Owners       820,544     4,915,057      4,689,971      7,041,203      1,409,966       261,254        311,669

    Retired Contract Owners           --            --             --             --             --            --             --
------------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                $820,544    $4,915,057     $4,689,971     $7,041,203     $1,409,966      $261,254       $311,669
====================================================================================================================================

  Total units                     53,980        32,999        231,555        161,937         70,810        32,064         24,851
  Blended unit value
   (Net assets divided by
    total units held)           $  15.20    $   148.95     $    20.25     $    43.48     $    19.91      $   8.15       $  12.54

Investments
  Cost of investments           $843,113    $5,166,191     $4,511,668     $7,721,098     $1,480,229      $295,447       $302,186

  Unrealized appreciation
    (depreciation) of
    investments                 $(22,569)   $ (251,134)    $  178,303     $ (679,895)    $  (70,263)     $(34,193)      $  9,483

  Number of shares in
    underlying mutual funds       54,557        33,911        236,117        164,209         72,192        32,304         24,996

Total Net Assets Represented by:
  Number of units outstanding:
    M&E Rate .0000                    13           110            711            570              9            20             17
    M&E Rate .0029                    --            --             --             --             --            --             --
    M&E Rate .0039                    --            --             --             --             --            --             --
    M&E Rate .0095                    13           157          1,213            281            571            20             16
    M&E Rate .0105                    12            30            448          2,111            254           401          3,110
    M&E Rate .0115                    14           379          1,856          1,043            228           441             71
    M&E Rate .0125                53,928        32,323        227,327        157,932         69,748        31,182         21,637
    Retired Payout                    --            --             --             --             --            --             --

Unit Value (Net assets divided by
  units outstanding)
    M&E Rate .0000              $  15.26    $   149.55     $    20.33     $    43.65     $    19.99      $   8.18       $  12.59
    M&E Rate .0029              $     --    $       --     $       --     $       --     $       --      $     --       $     --
    M&E Rate .0039              $     --    $       --     $       --     $       --     $       --      $     --       $     --
    M&E Rate .0095              $  15.21    $   148.04     $    20.26     $    43.47     $    19.93      $   8.16       $  12.53
    M&E Rate .0105              $  15.18    $   148.83     $    20.25     $    43.48     $    19.91      $   8.15       $  12.54
    M&E Rate .0115              $  15.18    $   148.90     $    20.25     $    43.49     $    19.90      $   8.14       $  12.54
    M&E Rate .0125              $  15.20    $   148.95     $    20.25     $    43.48     $    19.91      $   8.15       $  12.54
    Retired Payout              $     --    $       --     $       --     $       --     $       --      $     --       $     --

                    See notes to the financial statements.
72

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT

                                                         ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                                 STRONG      J. P. MORGAN        RAINIER      NEUBERGER                               WARBURG PINCUS
  DAVIS           STRONG        MID CAP    U.S. DISCIPLINED   SMALL/MID CAP    BERMAN        ALLIANCE       PUTNAM       SMALL CO.
  VALUE        OPPORTUNITY       GROWTH         EQUITY           EQUITY        GENESIS    PREMIER GROWTH   VT VISTA       GROWTH
PORTFOLIO        FUND II        FUND II        PORTFOLIO        PORTFOLIO       FUND         PORTFOLIO       FUND        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

$1,488,516     $1,298,622     $3,397,017      $1,845,030       $1,444,280      $251,626     $4,142,162     $2,868,563   $1,640,494
------------------------------------------------------------------------------------------------------------------------------------

$1,488,516     $1,298,622     $3,397,017      $1,845,030       $1,444,280      $251,626     $4,142,162     $2,868,563   $1,640,494
====================================================================================================================================





 1,488,516      1,298,622      3,397,017       1,845,030        1,444,280       251,626      4,142,162      2,868,563    1,640,494

        --             --             --              --               --            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------

$1,488,516     $1,298,622     $3,397,017      $1,845,030       $1,444,280      $251,626     $4,142,162     $2,868,563   $1,640,494
====================================================================================================================================

   134,363         47,165        131,868         123,796           51,884        14,507        130,232        146,933       76,760


$    11.08     $    27.53     $    25.76      $    14.90       $    27.84      $  17.35     $    31.81     $    19.52   $    21.37


$1,458,546     $1,403,330     $4,217,234      $1,943,247       $1,629,966      $248,678     $4,568,153     $3,222,187   $1,760,190



$   29,970     $ (104,708)    $ (820,217)     $  (98,217)      $ (185,686)     $  2,948     $ (425,991)    $ (353,624)  $ (119,696)


   137,257         54,910        147,118         125,777           62,033        16,207        131,881        150,338       78,492



        17              7              6              12                7            12              5              8            8
        --             --             --              --               --            --             --             --           --
        --             --             --              --               --            --             --             --           --
        19          1,328            465              13              134            12              7             25          507
     1,217             39          3,081              12              205            19          3,862          1,097            7
     3,242            354          1,753             893              389            13          1,522            599        1,092
   129,868         45,437        126,563         122,866           51,149        14,451        124,836        145,204       75,146
        --             --             --              --               --            --             --             --           --



    $11.21         $27.63         $25.88          $14.96           $27.94        $17.41         $31.93         $19.60       $21.46
    $   --         $   --         $   --          $   --           $   --        $   --         $   --         $   --       $   --
    $   --         $   --         $   --          $   --           $   --        $   --         $   --         $   --       $   --
    $11.18         $27.44         $25.78          $14.93           $27.84        $17.34         $31.75         $19.54       $21.33
    $11.16         $27.48         $25.78          $14.90           $27.87        $17.33         $31.82         $19.52       $21.36
    $11.16         $27.53         $25.76          $14.90           $27.81        $17.33         $31.81         $19.53       $21.37
    $11.08         $27.54         $25.76          $14.90           $27.84        $17.35         $31.81         $19.52       $21.37
    $   --         $   --         $   --          $   --           $   --        $   --         $   --         $   --       $   --

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Operations

For The Year Ended December 31, 2000

                                                                       ACCOUNT DIVISION
                                ----------------------------------------------------------------------------------------------------
                                                                           HORACE MANN   HORACE MANN     HORACE MANN    HORACE MANN
                                 HORACE MANN   HORACE MANN   HORACE MANN    SHORT-TERM    SMALL CAP     INTERNATIONAL     SOCIALLY
                                    EQUITY      BALANCED       INCOME       INVESTMENT      GROWTH         EQUITY       RESPONSIBLE
                                     FUND         FUND          FUND           FUND          FUND           FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Dividend income distribution   $  4,595,974   $11,645,813    $773,155     $ 102,087    $         --     $        84    $  674,349

  Net investment income          $  4,595,974   $11,645,813    $773,155     $ 102,087    $         --     $        84    $  674,349
====================================================================================================================================

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS

  Capital gain distribution            78,479        18,288          --            (2)      1,283,929         471,935     3,606,801

  Net realized gain (loss) on
    investments                   (19,908,256)   (9,683,974)   (214,508)      (68,682)      2,663,450         388,081       581,000

  Net unrealized appreciation
    (depreciation) on investments  (9,756,037)   (1,322,975)    370,993       (32,624)    (18,542,650)     (9,357,456)      (19,822)
------------------------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments  (29,585,814)  (10,988,661)    156,485      (101,308)    (14,595,271)     (8,497,440)    4,167,979
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Mortality and expense
    risk charge (Note 1)           (1,477,689)   (1,184,229)    (40,719)       (7,844)       (304,403)       (140,974)     (261,518)
------------------------------------------------------------------------------------------------------------------------------------

  Total expenses                   (1,477,689)   (1,184,229)    (40,719)       (7,844)       (304,403)       (140,974)     (261,518)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease)
    in net assets resulting
    from operations              $(26,467,529)    $(527,077)   $888,921     $  (7,065)   $(14,899,674)    $(8,638,330)   $4,580,810
====================================================================================================================================

* Period from September 5, 2000 (commencement of operations).

** Period from May 1, 2000 (commencement of operations).

                    See notes to the financial statements.
74

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT





                                                         ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                   WILSHIRE                     WILSHIRE      WILSHIRE      WILSHIRE      WILSHIRE
   WILSHIRE        LARGE CO.      WILSHIRE      LARGE CO.     LARGE CO.     SMALL CO.     SMALL CO.   T. ROWE PRICE   T. ROWE PRICE
  5000 INDEX        GROWTH       5000 INDEX      GROWTH         VALUE         VALUE        GROWTH        SMALL-CAP       SMALL-CAP
   PORTFOLIO-      PORTFOLIO-     PORTFOLIO-    PORTFOLIO-    PORTFOLIO-    PORTFOLIO-    PORTFOLIO-    VALUE FUND      STOCK FUND
INSTITUTIONAL** INSTITUTIONAL**  INVESTMENT*   INVESTMENT*   INVESTMENT*   INVESTMENT*   INVESTMENT*  ADVISOR CLASS*  ADVISOR CLASS*
------------------------------------------------------------------------------------------------------------------------------------


 $   184,711     $   215,245      $  3,825      $  5,412       $    --       $    --       $ 13,369      $ 29,370        $116,973
------------------------------------------------------------------------------------------------------------------------------------

 $   184,711         215,245         3,825         5,412            --            --       $ 13,369      $ 29,370        $116,973
====================================================================================================================================




          --              --            --            --            --            --             --            --              --


       4,984           1,242        (2,954)       (4,368)          (51)           15            (88)         (746)           (264)


  (1,623,303)     (2,817,500)      (21,727)      (54,684)       28,388         7,745        (14,878)      (10,104)        (69,058)
------------------------------------------------------------------------------------------------------------------------------------

  (1,618,319)     (2,816,258)      (24,681)      (59,052)       28,337         7,760        (14,966)      (10,850)        (69,322)
------------------------------------------------------------------------------------------------------------------------------------



     (52,072)        (57,367)         (648)         (950)         (757)         (138)          (220)         (453)         (2,296)
------------------------------------------------------------------------------------------------------------------------------------

     (52,072)        (57,367)         (648)         (950)         (757)         (138)          (220)         (453)         (2,296)
------------------------------------------------------------------------------------------------------------------------------------



 $(1,485,680)    $(2,658,380)     $(21,504)     $(54,590)      $27,580        $7,622        $(1,817)      $18,067        $ 45,355
====================================================================================================================================

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Operations

For The Year Ended December 31, 2000

                                                                        ACCOUNT DIVISION
                                ----------------------------------------------------------------------------------------------------
                                FIDELITY VIP
                                  GROWTH &    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP   FIDELITY VIP
                                   INCOME      INDEX 500      MID CAP        GROWTH       OVERSEAS    HIGH INCOME  INVESTMENT GRADE
                                 PORTFOLIO*    PORTFOLIO*    PORTFOLIO*    PORTFOLIO*    PORTFOLIO*    PORTFOLIO*   BOND PORTFOLIO*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Dividend income distribution    $     --      $      --     $     --     $      --      $     --      $     --        $   --
------------------------------------------------------------------------------------------------------------------------------------

  Net investment income           $     --      $      --     $     --     $      --      $     --      $     --        $   --
====================================================================================================================================

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS

  Capital gain distribution             --             --           --            --            --            --            --

  Net realized gain (loss) on
    investments                       (184)        (7,541)        (423)       (2,576)       (2,007)         (975)          653

  Net unrealized appreciation
    (depreciation) on investments  (22,569)      (251,134)     178,304      (679,895)      (70,263)      (34,193)        9,483
------------------------------------------------------------------------------------------------------------------------------------

  Net gain (loss) on investments   (22,753)      (258,675)     177,881      (682,471)      (72,270)      (35,168)       10,136
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
  Mortality and expense
    risk charge (Note 1)            (1,510)        (9,111)      (7,915)      (14,024)       (2,622)         (643)         (635)
------------------------------------------------------------------------------------------------------------------------------------

  Total expenses                    (1,510)        (9,111)      (7,915)      (14,024)       (2,622)         (643)         (635)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease)
     in net assets resulting
     from operations              $(24,263)     $(267,786)    $169,966     $(696,495)     $(74,892)     $(35,811)       $9,501
====================================================================================================================================

* Period from September 5, 2000 (commencement of operations).

                    See notes to the financial statements.
76

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT





                                                        ACCOUNT DIVISION
---------------------------------------------------------------------------------------------------------------------------------
                              STRONG      J. P. MORGAN        RAINIER      NEUBERGER                               WARBURG PINCUS
  DAVIS         STRONG       MID CAP    U.S. DISCIPLINED   SMALL/MID CAP     BERMAN       ALLIANCE       PUTNAM       SMALL CO.
  VALUE      OPPORTUNITY      GROWTH        EQUITY            EQUITY        GENESIS    PREMIER GROWTH   VT VISTA       GROWTH
PORTFOLIO*     FUND II*      FUND II*      PORTFOLIO*        PORTFOLIO*       FUND*      PORTFOLIO*       FUND*      PORTFOLIO*
---------------------------------------------------------------------------------------------------------------------------------


 $12,902      $ 142,434     $ 233,780       $  7,232         $ 193,168       $19,200      $      --     $      --    $      --
---------------------------------------------------------------------------------------------------------------------------------

 $12,902      $ 142,434     $ 233,780       $  7,232         $ 193,168       $19,200      $      --     $      --    $      --
=================================================================================================================================




      --             --            --             --                --            --             --            --           --




  (2,771)        (4,993)       (3,720)          (451)           (1,525)          (16)        (2,476)       (1,528)      (1,540)


  29,970       (104,709)     (820,217)       (98,217)         (185,686)        2,948       (425,991)     (353,624)    (119,695)
---------------------------------------------------------------------------------------------------------------------------------

  27,199       (109,702)     (823,937)       (98,668)         (187,211)        2,932       (428,467)     (355,152)    (121,235)
---------------------------------------------------------------------------------------------------------------------------------



  (2,841)        (2,367)       (7,060)        (3,247)           (2,547)         (392)        (8,101)       (5,420)      (3,077)
---------------------------------------------------------------------------------------------------------------------------------

  (2,841)        (2,367)       (7,060)        (3,247)           (2,547)         (392)        (8,101)       (5,420)      (3,077)
---------------------------------------------------------------------------------------------------------------------------------



 $37,260      $  30,365     $(597,217)      $(94,683)        $   3,410       $21,740      $(436,568)    $(360,572)   $(124,312)
=================================================================================================================================

HORACE MANN LIFE INSURANCE COMPANY                           2000 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For The Year Ended December 31, 2000

                                                                             ACCOUNT DIVISION
                                       ---------------------------------------------------------------------------------------------
                                                                               HORACE MANN   HORACE MANN   HORACE MANN  HORACE MANN
                                        HORACE MANN   HORACE MANN  HORACE MANN  SHORT-TERM    SMALL CAP   INTERNATIONAL   SOCIALLY
                                          EQUITY       BALANCED      INCOME     INVESTMENT      GROWTH        EQUITY    RESPONSIBLE
                                           FUND          FUND         FUND         FUND          FUND          FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income               $   4,595,974  $ 11,645,813  $   773,155  $   102,087  $         --  $        84  $   674,349
  Capital gain distribution                  78,479        18,288           --           (2)    1,283,929      471,935    3,606,801
  Net realized gain (loss)
   on investments                       (19,908,256)   (9,683,974)    (214,508)     (68,682)    2,663,450      388,081      581,000
  Net unrealized appreciation
   (depreciation) on investments         (9,756,037)   (1,322,975)     370,993      (32,624)  (18,542,650)  (9,357,456)     (19,822)
  Mortality and expense
   risk charge (Note 1)                  (1,477,689)   (1,184,229)     (40,719)      (7,844)     (304,403)    (140,974)    (261,518)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets resulting
   from operations                      (26,467,529)     (527,077)     888,921       (7,065)  (14,899,674)  (8,638,330)   4,580,810
====================================================================================================================================
CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
   payments received                     42,968,129    26,148,604      983,816      132,236    12,964,519    8,571,047   13,907,318
  Sales and administrative
   expenses (Note 1)                        (12,626)       (7,081)        (300)         (30)       (4,592)      (2,890)      (4,081)
------------------------------------------------------------------------------------------------------------------------------------
  Net consideration received
   on annuity contracts                  42,955,503    26,141,523      983,516      132,206    12,959,927    8,568,157   13,903,237
  Net transfer from (to)
   fixed accumulation account            (7,324,749)  (12,194,339)    (172,006)   1,535,106     6,493,450    5,283,288    3,174,755
  Transfers from (to)
   other Divisions                      (57,062,178)  (40,680,013)  (1,123,155)     872,459    25,577,903   14,246,545    2,036,567
  Payments to contract owners           (72,852,507)  (54,701,663)  (2,114,434)  (1,794,423)   (8,083,027)  (3,700,936)  (6,766,863)
  Mortality and expense
   risk charge (Note 1)                  (3,747,813)   (2,973,809)     (98,114)     (14,124)     (666,159)    (289,853)    (542,374)
  Annual maintenance charge
   (Note 1)                                (476,630)     (265,426)      (8,436)      (1,375)     (109,412)     (19,913)    (174,049)
  Surrender charges (Note 1)               (520,570)     (240,216)     (15,641)      (5,991)      (90,944)     (48,390)    (139,600)
  Mortality guarantee adjustment             45,183       (16,974)      (1,195)          --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
   assets resulting from contract
   owners' transactions                 (98,983,761)  (84,930,917)  (2,549,465)     723,858    36,081,738   24,038,898   11,491,673
====================================================================================================================================
  Total increase (decrease)
   in net assets                       (125,451,290)  (85,457,994)  (1,660,544)     716,793    21,182,064   15,400,568   16,072,483
Net assets, beginning of year           515,030,983   390,149,921   12,641,105    1,420,441    53,983,431   22,750,999   55,264,734
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year               $ 389,579,693  $304,691,927  $10,980,561  $ 2,137,234  $ 75,165,495  $38,151,567  $71,337,217
====================================================================================================================================

 * Period from September 5, 2000 (commencement of operations) to
   December 31, 2000.

** Period from May 1, 2000 (commencement of operations) to December 31, 2000.

                    See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT



                                                        ACCOUNT DIVISION
---------------------------------------------------------------------------------------------------------------------------------
                     WILSHIRE                   WILSHIRE     WILSHIRE     WILSHIRE     WILSHIRE
   WILSHIRE         LARGE CO.       WILSHIRE    LARGE CO.    LARGE CO.    SMALL CO.    SMALL CO.   T. ROWE PRICE   T. ROWE PRICE
  5000 INDEX         GROWTH        5000 INDEX    GROWTH        VALUE        VALUE       GROWTH        SMALL-CAP       SMALL-CAP
   PORTFOLIO-       PORTFOLIO-     PORTFOLIO-   PORTFOLIO-   PORTFOLIO-   PORTFOLIO-   PORTFOLIO-    VALUE FUND      STOCK FUND
INSTITUTIONAL**  INSTITUTIONAL**  INVESTMENT*  INVESTMENT*  INVESTMENT*  INVESTMENT*  INVESTMENT*  ADVISOR CLASS*  ADVISOR CLASS*
---------------------------------------------------------------------------------------------------------------------------------

 $   184,711      $   215,245      $  3,825     $  5,412     $     --      $    --      $ 13,369      $ 29,370       $  116,973
          --               --            --           --           --           --            --            --               --

       4,984            1,242        (2,954)      (4,368)         (51)          15           (88)         (746)            (264)

  (1,623,303)      (2,817,500)      (21,727)     (54,684)      28,388        7,745       (14,878)      (10,104)         (69,058)

     (52,072)         (57,367)         (648)        (950)        (757)        (138)         (220)         (453)          (2,296)
---------------------------------------------------------------------------------------------------------------------------------


  (1,485,680)      (2,658,380)      (21,504)     (54,590)      27,580        7,622        (1,817)       18,067           45,355
=================================================================================================================================


   1,854,723        2,027,339       344,262      433,620       48,677        3,690         8,628        44,247          119,307

        (488)            (525)          (42)         (50)          (6)           0            (4)           (2)             (16)
---------------------------------------------------------------------------------------------------------------------------------


   1,854,235        2,026,814       344,220      433,570       48,671        3,690         8,624        44,245          119,291

   3,895,759        3,395,145        89,532      226,702       71,250       13,956        30,860        42,058          202,698

  10,965,400       14,127,117         4,652       16,604      352,841       45,204        90,342       247,964          890,100
    (323,503)        (211,389)         (587)        (850)          --           --            --        (8,951)          (6,323)

     (27,434)         (26,507)           --           --           --           --            --            --               --

      (3,275)          (3,419)           --           --         (125)          --           (50)          (25)            (100)
      (8,222)          (1,837)          (51)         (74)          --           --            --            (3)            (160)
          --               --            --           --           --           --            --            --               --
---------------------------------------------------------------------------------------------------------------------------------



  16,352,960       19,305,924       437,766      675,952      472,637       62,850       129,776       325,288        1,205,506
=================================================================================================================================


  14,867,280       16,647,544       416,262      621,362      500,217       70,472       127,959       343,355        1,250,861


          --               --            --           --           --           --            --            --               --
---------------------------------------------------------------------------------------------------------------------------------

 $14,867,280      $16,647,544      $416,262     $621,362     $500,217      $70,472      $127,959      $343,355       $1,250,861
=================================================================================================================================

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Changes in Net Assets

For The Year Ended December 31, 2000


                                                                      ACCOUNT DIVISION
                                       ------------------------------------------------------------------------------
                                       Fidelity VIP
                                         Growth &        Fidelity VIP    Fidelity VIP    Fidelity VIP    Fidelity VIP
                                          Income           Index 500        Mid Cap         Growth         Overseas
                                        Portfolio*         Portfolio*      Portfolio*      Portfolio*      Portfolio*
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                 $     --       $       --      $       --      $       --      $       --
  Capital gain distribution                   --               --              --              --              --
  Net realized gain (loss)
    on investments                          (184)          (7,541)           (423)         (2,576)         (2,007)
  Net unrealized appreciation
    (depreciation) on investments        (22,569)        (251,134)        178,304        (679,895)        (70,263)
  Mortality and expense
    risk charge (Note 1)                  (1,510)          (9,111)         (7,915)        (14,024)         (2,622)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
    in net assets
    resulting from operations            (24,263)        (267,786)        169,966        (696,495)        (74,892)
=====================================================================================================================
CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                     87,480          563,127         415,482         868,988         215,795
  Sales and administrative
    expenses (Note 1)                         (8)            (274)            (61)           (233)            (86)
---------------------------------------------------------------------------------------------------------------------
  Net consideration received
    on annuity contracts                  87,472          562,853         415,421         868,755         215,709
  Net transfer from (to)
    fixed accumulation account           156,735          995,346         648,175       1,190,160         202,389
  Transfers from (to)
    other Divisions                      609,368        3,655,147       3,476,781       5,754,363       1,080,306
  Payments to contract owners             (8,708)         (29,807)        (19,528)        (73,647)        (13,148)
  Mortality and expense
    risk charge (Note 1)                      --               --              --              --              --
  Annual maintenance
    charge (Note 1)                          (60)            (601)           (675)         (1,400)            (75)
  Surrender charges (Note 1)                  --              (95)           (169)           (533)           (323)
  Mortality guarantee adjustment              --               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
  Net increase in net
    assets resulting from
     contract owners'
      transactions                       844,807        5,182,843       4,520,005       7,737,698       1,484,858
=====================================================================================================================
  Total increase
    in net assets                        820,544        4,915,057       4,689,971       7,041,203       1,409,966

Net assets, beginning of year                 --               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year                 $820,544       $4,915,057      $4,689,971      $7,041,203      $1,409,966
=====================================================================================================================




                                                      Fidelity VIP
                                      Fidelity VIP     Investment
                                       High Income     Grade Bond
                                       Portfolio*      Portfolio*
------------------------------------------------------------------
OPERATIONS
  Net investment income                 $     --       $     --
  Capital gain distribution                   --             --
  Net realized gain (loss)
    on investments                          (975)           653
  Net unrealized appreciation
    (depreciation) on investments        (34,193)         9,483
  Mortality and expense
    risk charge (Note 1)                    (643)          (635)
------------------------------------------------------------------
  Net increase (decrease)
    in net assets
    resulting from operations            (35,811)         9,501
==================================================================
CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                     34,567         50,714
  Sales and administrative
    expenses (Note 1)                       (127)            (4)
------------------------------------------------------------------
  Net consideration received
    on annuity contracts                  34,440         50,710
  Net transfer from (to)
    fixed accumulation account            67,996         34,027
  Transfers from (to)
    other Divisions                      194,729        227,159
  Payments to contract owners                 --         (9,728)
  Mortality and expense
    risk charge (Note 1)                      --             --
  Annual maintenance
    charge (Note 1)                         (100)            --
  Surrender charges (Note 1)                  --             --
  Mortality guarantee adjustment              --             --
-----------------------------------------------------------------
  Net increase in net
    assets resulting from
     contract owners'
      transactions                       297,065        302,168
==================================================================
  Total increase
    in net assets                        261,254        311,669
Net assets, beginning of year                 --             --
-----------------------------------------------------------------
Net assets, end of year                 $261,254       $311,669
==================================================================

* Period from September 5, 2000 (commencement of operations) to
  December 31, 2000.


See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT



                               ACCOUNT DIVISION

-------------------------------------------------------------------------------------------------------------------------------
                              STRONG      J. P. MORGAN       RAINIER     NEUBERGER                             WARBURG PINCUS
   DAVIS         STRONG       MID CAP   U.S. DISCIPLINED   SMALL/MID CAP   BERMAN      ALLIANCE        PUTNAM     SMALL CO.
   VALUE       OPPORTUNITY     GROWTH        EQUITY          EQUITY       GENESIS   PREMIER GROWTH    VT VISTA     GROWTH
 PORTFOLIO*      FUND II*     FUND II*      PORTFOLIO*      PORTFOLIO*     FUND*      PORTFOLIO*        FUND*     PORTFOLIO*
-------------------------------------------------------------------------------------------------------------------------------
$   12,902     $  142,434    $  233,780   $    7,232        $  193,168     $ 19,200   $       --     $       --    $       --
        --             --            --           --                --           --           --             --            --
    (2,771)        (4,993)       (3,720)        (451)           (1,525)         (16)      (2,476)        (1,528)       (1,540)

    29,970       (104,709)     (820,217)     (98,217)         (185,686)       2,948     (425,991)      (353,624)     (119,695)

    (2,841)        (2,367)       (7,060)      (3,247)           (2,547)        (392)      (8,101)        (5,420)       (3,077)
-------------------------------------------------------------------------------------------------------------------------------

    37,260         30,365      (597,217)     (94,683)            3,410       21,740     (436,568)      (360,572)     (124,312)
===============================================================================================================================

   123,312        116,611       484,813      267,528           127,307       21,003      687,882        304,543       247,552

        (4)           (89)         (121)         (94)              (24)          (3)        (177)           (32)          (46)
-------------------------------------------------------------------------------------------------------------------------------

   123,308        116,522       484,692      267,434           127,283       21,000      687,705        304,511       247,506

   155,571        226,047       497,268      366,833           181,276       32,606      688,939        433,342       267,515

 1,174,938        926,218     3,032,226    1,305,770         1,147,259      176,280    3,257,652      2,516,911     1,265,736
    (2,245)          (467)      (19,541)         (22)          (14,848)          --      (54,519)       (25,222)      (15,830)

        --             --            --           --                --           --           --             --            --
      (275)           (25)         (275)        (300)             (100)          --         (725)          (250)          (50)
       (41)           (38)         (136)          (2)               --           --         (322)          (157)          (71)
        --             --            --           --                --           --           --             --            --
-------------------------------------------------------------------------------------------------------------------------------

 1,451,256      1,268,257     3,994,234    1,939,713         1,440,870      229,886    4,578,730      3,229,135     1,764,806
===============================================================================================================================

 1,488,516      1,298,622     3,397,017    1,845,030         1,444,280      251,626    4,142,162      2,868,563     1,640,494

        --             --            --           --                --           --           --             --            --
-------------------------------------------------------------------------------------------------------------------------------

$1,488,516     $1,298,622    $3,397,017   $1,845,030        $1,444,280     $251,626   $4,142,162     $2,868,563    $1,640,494
===============================================================================================================================

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Statements of Changes in Net Assets

For The Year Ended December 31, 1999

                                                                          ACCOUNT DIVISION
                                   ------------------------------------------------------------------------------------------------
                                                                              HORACE MANN   HORACE MANN   HORACE MANN   HORACE MANN
                                   HORACE MANN    HORACE MANN    HORACE MANN   SHORT-TERM    SMALL CAP   INTERNATIONAL    SOCIALLY
                                      EQUITY        BALANCED       INCOME      INVESTMENT      GROWTH        EQUITY     RESPONSIBLE
                                       FUND           FUND          FUND          FUND          FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income            $  5,603,816   $ 13,348,875  $   763,037    $    77,541  $        --  $    32,238    $   561,248
  Capital gain distribution          33,401,778     16,365,604           --            496    3,694,434    1,062,632        495,062
  Net realized gain (loss)
    on sale of investments            2,734,923      1,648,962      (89,624)        12,265      859,840      282,107        397,378
  Net unrealized appreciation
    (depreciation) on investments   (55,323,815)   (35,986,834)    (898,736)        (8,691)  16,655,522    5,593,118      1,997,171
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
    in net assets resulting
     from operations                (13,583,298)    (4,623,393)    (225,323)        81,611   21,209,796    6,970,095      3,450,859
====================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                60,257,053     37,836,816    1,332,317        117,330    6,286,861    3,720,690     13,897,279
  Sales and administrative
    expenses (Note 1)                   (21,163)       (12,105)        (370)           (20)      (1,928)      (1,019)        (4,666)
------------------------------------------------------------------------------------------------------------------------------------
  Net consideration received
    on annuity contracts             60,235,890     37,824,711    1,331,947        117,310    6,284,933    3,719,671     13,892,613
  Net transfer from (to)
    fixed accumulation account       (1,465,003)    (2,220,170)     919,976      2,501,728    1,301,974    1,766,470      5,881,820
  Transfers from (to)
    other Divisions                  (5,380,014)    (5,398,487)    (371,579)     1,143,797    3,112,645    2,368,854      4,524,784
  Payments to contract owners       (62,514,618)   (41,492,821)  (2,154,435)    (3,632,211)  (2,587,681)    (989,091)    (4,401,319)
  Mortality and expense
    risk charge (Note 1)             (6,539,328)    (5,127,348)    (163,752)       (26,397)    (775,608)    (260,753)      (567,880)
  Annual maintenance
    charge (Note 1)                    (529,260)      (240,231)      (6,044)        (1,175)     (50,518)      (8,083)       (97,310)
  Surrender charges (Note 1)           (440,028)      (209,771)     (11,701)       (16,313)     (52,285)     (18,249)       (66,054)
  Mortality guarantee adjustment         (1,901)       (27,665)         378             --           --           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets resulting from
    contract owners' transactions   (16,634,262)   (16,891,782)    (455,210)        86,739    7,233,460    6,578,819     19,166,654
====================================================================================================================================
  Total increase (decrease)
    in net assets                   (30,217,560)   (21,515,175)    (680,533)       168,350   28,443,256   13,548,914     22,617,513

Net assets, beginning of year       545,248,543    411,665,096   13,321,638      1,252,091   25,540,175    9,202,085     32,647,221
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year            $515,030,983   $390,149,921  $12,641,105   $  1,420,441  $53,983,431  $22,750,999    $55,264,734
====================================================================================================================================

                    See notes to the financial statements.

                     (This page intentionally left blank)

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Notes to the Financial Statements

December 31, 2000

1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets are invested in shares of the Horace Mann Equity Fund, Horace Mann Balanced Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund, Horace Mann Socially Responsible Fund, Wilshire 5000 Index Portfolio-Institutional, Wilshire Large Co. Growth Portfolio-Institutional, Wilshire 5000 Index Portfolio-Investment, Wilshire Large Co. Growth Portfolio-Investment, Wilshire Large Co. Value Portfolio-Investment, Wilshire Small Co. Value Portfolio-Investment, Wilshire Small Co. Growth Portfolio-Investment, T. Rowe Price Small-Cap Value Fund-Advisor Class, T. Rowe Price Small-Cap Stock Fund-Advisor Class, Fidelity VIP Growth & Income Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Davis Value Portfolio, Strong Opportunity Fund II, Strong Mid Cap Growth Fund II, J.P. Morgan U.S. Disciplined Equity Portfolio, Rainier Small/Mid Cap Equity Portfolio, Neuberger Berman Genesis Fund, Alliance Premier Growth Portfolio, Putnam VT Vista Fund, and Warburg Pincus Small Co. Growth Portfolio. The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges. An annual mortality risk charge up to .45% and expense risk charge up to .80% of the net variable account value is deducted from the Contract Owner's account, depending on year of issue of the contract, for the period January 1, 1999 to September 5, 2000. Beginning on September 5, 2000, a daily mortality and expense risk charge is deducted from the net assets of the Account.

2. SIGNIFICANT ACCOUNTING POLICIES -- Investments in the Fund are reported at market value using the accumulated unit value method (AUV).

The Account owns approximately 81%, 97%, 97%, 93%, 90%, 90%, and 94% of the Horace Mann Equity Fund, Horace Mann Balanced Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund, and Horace Mann Socially Responsible Fund, respectively. Distributions from the funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned by the Account.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

4. INVESTMENTS OF THE SEPARATE ACCOUNTS -- In 1983, HMLIC, through the Account, purchased 10,000 shares of the Short-Term Fund. In 1997, HMLIC purchased 100,000 shares each from the Socially Responsible Fund, the Small Cap Fund, and the International Fund. These shares were redeemed in 2000.

HORACE MANN LIFE INSURANCE COMPANY                            2000 ANNUAL REPORT
SEPARATE ACCOUNT


Notes to the Financial Statements

December 31, 2000

5. PURCHASE AND SALES OF SEPARATE ACCOUNT FUND SHARES -- During the period ended December 31, 2000, purchases and proceeds from sales of fund shares were as follows:

                                                         ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                                                                HORACE MANN   HORACE MANN   HORACE MANN   HORACE MANN    WILSHIRE
                      HORACE MANN   HORACE MANN   HORACE MANN   SHORT-TERM     SMALL CAP   INTERNATIONAL   SOCIALLY     5000 INDEX
                         EQUITY       BALANCED       INCOME     INVESTMENT       GROWTH        EQUITY     RESPONSIBLE    PORTFOLIO-
                          FUND          FUND          FUND          FUND          FUND          FUND          FUND     INSTITUTIONAL
------------------------------------------------------------------------------------------------------------------------------------
Purchases             $62,142,640    $44,423,072   $2,819,429   $11,112,440   $58,222,951   $34,029,339   $35,292,705   $17,580,032
====================================================================================================================================

Sales                $177,837,892   $128,567,699   $4,850,963   $10,363,021   $18,498,233    $9,271,321   $19,192,326    $1,089,449
====================================================================================================================================

                                                                           WILSHIRE      WILSHIRE
                    WILSHIRE      WILSHIRE    LARGE CO.      WILSHIRE      SMALL CO.     SMALL CO.   T. ROWE PRICE    T. ROWE PRICE
               LARGE CO. GROWTH  5000 INDEX     GROWTH    LARGE CO. VALUE    VALUE        GROWTH       SMALL-CAP        SMALL-CAP
                   PORTFOLIO-    PORTFOLIO-   PORTFOLIO-     PORTFOLIO-    PORTFOLIO-   PORTFOLIO-     VALUE FUND       STOCK FUND
                 INSTITUTIONAL   INVESTMENT   INVESTMENT     INVESTMENT    INVESTMENT   INVESTMENT   ADVISOR CLASS    ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Purchases         $20,510,844     $472,478     $683,693       $472,763      $62,849      $143,195       $363,922        $1,329,540
====================================================================================================================================

Sales              $1,045,800      $34,489       $7,647           $934         $123          $358        $10,464            $9,621
====================================================================================================================================

                    FIDELITY VIP                                                                         FIDELITY VIP
                      GROWTH &    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP   INVESTMENT        DAVIS
                      INCOME       INDEX 500      MID CAP       GROWTH        OVERSEAS    HIGH INCOME       GRADE          VALUE
                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    BOND PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Purchases            $859,190     $5,291,300    $4,583,943    $7,846,585    $1,498,938     $297,165       $330,815       $1,474,556
====================================================================================================================================

Sales                 $16,077       $125,109       $72,275      $125,487       $18,709       $1,718        $28,629          $16,010
====================================================================================================================================

                                      STRONG     J. P. MORGAN       RAINIER     NEUBERGER    ALLIANCE                WARBURG PINCUS
                          STRONG     MID CAP   U.S. DISCIPLINED  SMALL/MID CAP    BERMAN      PREMIER      PUTNAM       SMALL CO.
                       OPPORTUNITY   GROWTH         EQUITY          EQUITY       GENESIS      GROWTH      VT VISTA       GROWTH
                         FUND II     FUND II       PORTFOLIO       PORTFOLIO       FUND      PORTFOLIO      FUND        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Purchases              $1,445,925   $4,283,052     $1,962,501      $1,661,845    $249,086    $4,699,924   $3,295,564    $1,812,927
====================================================================================================================================

Sales                     $42,595      $65,818        $19,254         $31,879        $408      $131,771      $73,377       $52,737
====================================================================================================================================

HORACE MANN LIFE INSURANCE COMPANY      2000 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Continued)

December 31, 2000

6.  CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS


                                                                     ACCOUNT DIVISION
                       ------------------------------------------------------------------------------------------------------------
                                                                                        HORACE MANN     HORACE MANN     HORACE MANN
                       HORACE MANN      HORACE MANN       HORACE MANN   HORACE MANN      SMALL CAP     INTERNATIONAL      SOCIALLY
                         EQUITY           BALANCED         INCOME        SHORT-TERM        GROWTH         EQUITY        RESPONSIBLE
                          FUND              FUND            FUND            FUND            FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
Account units
  outstanding
   at 01/01/99 ***      24,141,182      23,286,358        1,060,399        120,651         2,103,641       696,337        2,430,089

Consideration
  received ***           2,555,353       2,032,740          103,225         11,608           455,573       275,502        1,031,675

Net transfers ***         (301,266)       (422,692)          41,503        364,460           257,566       290,915          769,435

Payments to
  contract owners ***   (2,701,964)     (2,274,451)        (170,831)      (363,816)         (197,560)      (75,148)        (337,810)
-----------------------------------------------------------------------------------------------------------------------------------
Account units
  outstanding
    at 12/31/99 ***     23,693,305      22,621,955        1,034,296        132,903         2,619,220     1,187,606        3,893,389

Consideration
  received               2,187,813       1,573,281           79,776         13,151           640,546       546,683        1,016,254

Net transfers           (3,244,195)     (3,165,815)        (105,689)       239,484         1,455,504     1,179,267          410,043
Payments to
  contract owners       (3,923,855)     (3,476,005)        (180,844)      (180,483)         (430,444)     (262,618)        (552,234)

Account units
  outstanding
  at 12/31/00           18,713,068      17,553,416          827,539        205,055         4,284,826     2,650,938        4,767,452
===================================================================================================================================

  * Period from September 5, 2000 (commencement of operations) to
    December 31, 2000.

 ** Period from May 1, 2000 (commencement of operations) to
    December 31, 2000.

*** Prior period units have been adjusted for the effect of the Account's adopting the AUV method of valuation beginning on September 5, 2000.

Horace Mann Life Insurance Company                            2000 Annual Report
Separate Account



                                                          ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
   Wilshire          Wilshire       Wilshire        Wilshire                                                         T. Rowe Price
  5000 Index     Large Co. Growth  5000 Index   Large Co. Growth     Wilshire         Wilshire          Wilshire       Small-Cap
  Portfolio-        Portfolio-     Portfolio-      Portfolio-     Large Co. Value  Small Co. Value  Small Co. Growth   Value Fund
Institutional**  Institutional**  Investment*     Investment*       Portfolio*       Portfolio*        Portfolio*    Advisor Class*
------------------------------------------------------------------------------------------------------------------------------------

          --                  --            --              --                 --              --             --               --
          --                  --            --              --                 --              --             --               --
          --                  --            --              --                 --              --             --               --
          --                  --            --              --                 --              --             --               --
------------------------------------------------------------------------------------------------------------------------------------
          --                  --            --              --                 --              --             --               --
     162,562              48,265        31,187          10,751              2,386             300            543            2,213
   1,288,936             408,660         8,897           6,235             21,055           4,838          7,521           14,573
     (31,525)             (5,831)          (60)            (24)                (6)             --             (3)            (455)
   1,419,973             451,094        40,024          16,962             23,435           5,138          8,061           16,331
====================================================================================================================================
    T. Rowe Price
      Small-Cap
     Stock Fund
   Advisor Class*
---------------------
           --
           --
           --
           --
---------------------
           --
        4,709
       42,717
         (262)
       47,164
=====================

HORACE MANN LIFE INSURANCE COMPANY                           2000 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Concluded)

December 31, 2000

                                                                          ACCOUNT DIVISION
                                ----------------------------------------------------------------------------------------------------
                                Fidelity VIP                                                                          Fidelity VIP
                                  Growth &   Fidelity VIP   Fidelity VIP  Fidelity VIP  Fidelity VIP  Fidelity VIP     Investment
                                   Income     Index 500        Mid Cap       Growth       Overseas    High Income         Grade
                                 Portfolio*   Portfolio*     Portfolio*    Portfolio*    Portfolio*    Portfolio*    Bond Portfolio*
------------------------------------------------------------------------------------------------------------------------------------
Account units outstanding
  at 01/01/99                           --           --             --            --            --            --                 --

Consideration
  received                              --           --             --            --            --            --                 --

Net transfers                           --           --             --            --            --            --                 --

Payments to
  contract owners                       --           --             --            --            --            --                 --
------------------------------------------------------------------------------------------------------------------------------------
Account units
  outstanding
  at 12/31/99                           --           --             --            --            --            --                 --

Consideration
  received                           5,641        3,626         21,323        18,714        10,465         3,771              4,107

Net transfers                       48,891       29,573        211,344       144,899        61,009        28,304             21,531
Payments to
  contract owners                     (552)        (200)        (1,112)       (1,676)         (664)          (11)              (787)

Account units
  outstanding
  at 12/31/00                       53,980       32,999        231,555       161,937        70,810        32,064             24,851
====================================================================================================================================

* Period from September 5, 2000 (commencement of operations) to December 31,
  2000.

Horace Mann Life Insurance Company                           2000 Annual Report
Separate Account





                                                         ACCOUNT DIVISION
-----------------------------------------------------------------------------------------------------------------------------------
                                               J. P. Morgan       Rainier      Neuberger                                 Warburg
                                 Strong            U.S.           Small/        Berman          Alliance                  Pincus
  Davis          Strong          Mid Cap        Disciplined       Mid Cap       Genesis         Premier       Putnam     Small Co.
  Value        Opportunity       Growth           Equity          Equity         Assets          Growth       VT Vista    Growth
Portfolio*      Fund II*        Fund II*        Portfolio*      Portfolio*      Account*        Portfolio*     Fund*     Portfolio*
-----------------------------------------------------------------------------------------------------------------------------------
      --             --              --                --             --             --               --           --          --
      --             --              --                --             --             --               --           --          --
      --             --              --                --             --             --               --           --          --
      --             --              --                --             --             --               --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
      --             --              --                --             --             --               --           --          --
  11,300          4,356          17,157            17,295          4,635          1,308           19,873       14,372      11,123
 123,299         42,829         115,504           106,522         47,816         13,199          112,005      133,868      66,550
    (236)           (20)           (793)              (21)          (567)            --           (1,646)      (1,307)       (913)
 134,363         47,165         131,868           123,796         51,884         14,507          130,232      146,933      76,760
====================================================================================================================================

Independent Auditor's Report

The Contract owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company:

We have audited the accompanying statement of net assets of each of the thirty-two portfolios comprising the Horace Mann Life Insurance Company Separate Account as of December 31, 2000, and the related statement of operations and the statements of changes in net assets for each of the periods indicated. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the thirty-two portfolios comprising the Horace Mann Life Insurance Company Separate Account as of December 31, 2000, and the results of their operations for the year then ended and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                   KPMG LLP

Chicago, Illinois
February 16, 2001

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Who is Horace Mann?

Our company provides lifelong financial well-being for educators and their families through personalized service, advice and a full range of tailored insurance and financial products.

 . Your Horace Mann agent has a full line of insurance products to meet all your insurance needs--auto, homeowners, life and disability insurance and retirement annuity products.

 . The Horace Mann Companies has been helping educators plan for retirement with 403(b) tax-deferred annuities (TDAs) since 1961, the year Congress authorized their sale.

 . New asset allocation software can help you determine which variable annuity investment options are suitable for you in planning your retirement.

 . Your Horace Mann agent has a full line of proprietary annuity investment options.

 . We also offer many more variable annuity investment options from well-known financial services companies.

We insure educators.

                                 HoraceMann
                                 Insuring America's Educational Community

                                 Horace Mann Life Insurance Company
                                 1 Horace Mann Plaza
                                 Springfield, Illinois 62715-0001
                                 217-789-2500

                                 www.horacemann.com             IA-004358 (2/01)